EXECUTION COPY




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                              THE PROVIDENT BANK,
                       as Seller, Document Custodian and


                                Master Servicer


                                      and



                 NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION,
                                  as Trustee





                            -----------------------

                        POOLING AND SERVICING AGREEMENT

                           Dated as of June 1, 2000

                            ----------------------




                  Home Equity Loan Asset-Backed Certificates

                                 Series 2000-2


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



                               Table of Contents

                                                                           Page
                                                                           ----

                                   ARTICLE I
                                  Definitions

Section 1.01.   Definitions ...................................................1
Section 1.02.   Interest Calculations.........................................27

                                  ARTICLE II
                Conveyance of Mortgage Loans; Original Issuance
                        of Certificates; Tax Treatment

Section 2.01.   Conveyance of Mortgage Loans..................................28
Section 2.02.   Acceptance by Trustee.........................................32
Section 2.03.   Representations and Warranties Regarding the Seller
                and the Master Servicer.......................................33
Section 2.04.   Representations and Warranties of the Seller
                Regarding the Mortgage Loans .................................34
Section 2.05.   Subsequent Transfers..........................................43
Section 2.06.   Substitution of Mortgage Loans................................45
Section 2.07.   Execution and Authentication of Certificates..................46
Section 2.08.   Designation of Interests in the REMIC.........................46
Section 2.09.   Designation of Start-up Day...................................46
Section 2.10.   REMIC Certificate Maturity Date...............................46
Section 2.11.   Tax Returns and Reports to Certificateholders.................47
Section 2.12.   Tax Matters Person............................................47
Section 2.13.   REMIC Related Covenants.......................................47
Section 2.14.   Duties of Document Custodian; Authority.......................50

                                  ARTICLE III
                Administration and Servicing of Mortgage Loans

Section 3.01.   The Master Servicer...........................................51
Section 3.02.   Collection of Certain Mortgage Loan Payments..................54
Section 3.03.   Withdrawals from the Collection Account.......................56
Section 3.04.   Maintenance of Hazard Insurance; Property
                Protection Expenses ..........................................57
Section 3.05.   Maintenance of Mortgage Impairment Insurance Policy...........57
Section 3.06.   Fidelity Bond.................................................58
Section 3.07.   Management and Realization Upon Defaulted Mortgage Loans......58
Section 3.08.   Trustee to Cooperate..........................................60
Section 3.09.   Servicing Compensation; Payment of Certain
                Expenses by Master Servicer ..................................61
Section 3.10.   Annual Statement as to Compliance.............................61
Section 3.11.   Annual Servicing Report.......................................62
Section 3.12.   Access to Certain Documentation and Information
                Regarding the Mortgage Loans .................................62
Section 3.13.   Maintenance of Certain Servicing Insurance Policies...........62
Section 3.14.   Reports to the Securities and Exchange Commission.............62
Section 3.15. Reports of Foreclosures and Abandonments of Mortgaged Properties, Returns Relating to Mortgage Interest
                Received from Individuals and Returns Relating
                to Cancellation of Indebtedness...............................63
Section 3.16.   Advances by the Master Servicer...............................63
Section 3.17.   Reserved......................................................64
Section 3.18.   Superior Liens................................................64
Section 3.19.   Assumption Agreements.........................................64
Section 3.20.   Payment of Taxes, Insurance and Other Charges.................65

                                  ARTICLE IV
            Certificate Insurance Policy, the Pre-Funding Account, the Capitalized Interest Accounts, the Spread Accounts
                        and Interest Rate Cap Agreement

Section 4.01.   Certificate Insurance Policy..................................66
Section 4.02.   Pre-Funding Accounts and Capitalized Interest Accounts........66
Section 4.03.   Replacement Credit Enhancement Instruments....................68
Section 4.04.   Claims Upon the Certificate Insurance Policy..................68
Section 4.05.   Establishment of Spread Accounts; Deposits in Spread
                Accounts; Permitted Withdrawals from Spread Accounts..........69
Section 4.06.   Interest Rate Cap Agreement; Supplemental
                Interest Distributions .......................................71

                                   ARTICLE V
                Payments and Statements to Certificateholders;
                         Rights of Certificateholders

Section 5.01.   Distributions.................................................74
Section 5.02.   Compensating Interest.........................................77
Section 5.03.   Statements....................................................77
Section 5.04.   Distribution Account..........................................81
Section 5.05.   Investment of Accounts........................................81
Section 5.06.   Establishment of the Net Funds Cap Carryover Reserve
                Account; Deposits to the Net Funds Cap Carryover
                Reserve Account; Permitted Withdrawals from the Net
                Funds Cap Carryover Reserve Account...........................83

                                  ARTICLE VI
                               The Certificates

Section 6.01.   The Certificates..............................................85
Section 6.02.   Registration of Transfer and Exchange of Certificates.........85
Section 6.03.   Mutilated, Destroyed, Lost or Stolen Certificates.............90
Section 6.04.   Persons Deemed Owners.........................................90
Section 6.05.   Appointment of Paying Agent...................................90

                                  ARTICLE VII
                      The Seller and the Master Servicer

Section 7.01.   Liability of the Seller and the Master Servicer...............92
Section 7.02.   Merger or Consolidation  of, or Assumption of the
                Obligations of, the Seller or the Master Servicer.............92
Section 7.03.   Limitation on Liability of the Master Servicer and Others.....92
Section 7.04.   Master Servicer Not to Resign.................................93
Section 7.05.   Delegation of Duties..........................................93
Section 7.06.   Indemnification of the Trust by the Master Servicer...........93
Section 7.07.   Inspection....................................................94

                                 ARTICLE VIII
                                    Default

Section 8.01.   Events of Default.............................................95
Section 8.02.   Trustee to Act; Appointment of Successor......................98
Section 8.03.   Waiver of Defaults............................................99
Section 8.04.   Notification to Certificateholders............................99
Section 8.05.   Rights of the Certificate Insurer to Exercise Rights
                of Class A Certificateholders................................100
Section 8.06.   Trustee to Act Solely with Consent of the
                Certificate Insurer .........................................100
Section 8.07.   Mortgage Loans,  Trust and Accounts Held for Benefit
                of the Certificateholders and the Certificate Insurer........101
Section 8.08.   Certificate Insurer Default..................................101

                                  ARTICLE IX
                                  The Trustee

Section 9.01.   Duties of Trustee............................................102
Section 9.02.   Certain Matters Affecting the Trustee........................104
Section 9.03.   Trustee Not Liable for Certificates or Mortgage Loans........109
Section 9.04.   Trustee May Own Certificates.................................110
Section 9.05.   Trustee Fees and Expenses....................................110
Section 9.06.   Eligibility Requirements for Trustee.........................110
Section 9.07.   Resignation or Removal of Trustee............................110
Section 9.08.   Successor Trustee............................................111
Section 9.09.   Merger or Consolidation of Trustee...........................112
Section 9.10.   Appointment of Co-Trustee or Separate Trustee................112
Section 9.11.   Limitation of Liability......................................113
Section 9.12.   Trustee May Enforce Claims Without Possession of
                Certificates; Inspection ....................................113
Section 9.13.   Suits for Enforcement........................................114

                                   ARTICLE X
                                  Termination

Section 10.01.  Termination..................................................115
Section 10.02.  Additional Termination Requirements..........................116

                                  ARTICLE XI
                           Miscellaneous Provisions

Section 11.01.  Amendment....................................................118
Section 11.02.  Recordation of Agreement.....................................119
Section 11.03.  Limitation on Rights of Certificateholders...................119
Section 11.04.  Governing Law................................................119
Section 11.05.  Notices......................................................120
Section 11.06.  Severability of Provisions...................................122
Section 11.07.  Assignment...................................................122
Section 11.08.  Certificates Nonassessable and Fully Paid....................122
Section 11.09.  Third-Party Beneficiaries....................................122
Section 11.10.  Counterparts.................................................122
Section 11.11.  Effect of Headings and Table of Contents.....................122
Section 11.12.  Insurance Agreement..........................................122

EXHIBIT A-1   -FORM OF CLASS A CERTIFICATE...................................A-1
EXHIBIT A-2   -FORM OF CLASS X CERTIFICATE...................................A-2
EXHIBIT B     -CERTIFICATE INSURANCE POLICY..................................B-1
EXHIBIT C     -FORM OF CLASS R CERTIFICATE...................................C-1
EXHIBIT D     -INITIAL MORTGAGE LOAN SCHEDULE................................D-1
EXHIBIT E     -FORM OF INITIAL CERTIFICATE...................................E-1
EXHIBIT F     -FORM OF MORTGAGE NOTE.........................................F-1
EXHIBIT G     -FORM OF MORTGAGES.............................................G-1
EXHIBIT H-1   -AFFIDAVIT OF TRANSFEREE.......................................H-1
EXHIBIT H-2   -AFFIDAVIT OF TRANSFEROR.......................................H-2
EXHIBIT I     -LETTER OF REPRESENTATIONS.....................................I-1
EXHIBIT J     -FORM OF REQUEST FOR RELEASE...................................J-1
EXHIBIT K     -FORM OF INVESTMENT LETTER.....................................K-1
EXHIBIT L     -COLLATERAL AGREEMENT..........................................L-1
EXHIBIT M     -FORM OF OFFICER'S CERTIFICATE OF MASTER
               SERVICER......................................................M-1
EXHIBIT N     -INTEREST RATE CAP AGREEMENT...................................N-1
EXHIBIT O     -FORM OF LIQUIDATION REPORT....................................O-1
EXHIBIT P     -LIST OF SERVICING OFFICERS....................................P-1
EXHIBIT Q     -FORM OF SUBSEQUENT TRANSFER AGREEMENT.........................Q-1

     This Pooling and Servicing Agreement, dated as of June 1, 2000, between The Provident Bank, as Seller (the "Seller"), as Document Custodian (the "Document Custodian") and as Master Servicer (the "Master Servicer"), and Norwest Bank Minnesota, National Association, as Trustee (the "Trustee").

                         W I T N E S S E T H  T H A T:
                         ----------------------------

     In consideration of the mutual agreements herein contained, the parties hereto agree as follows:

                                  ARTICLE I

                                  Definitions

     Section 1.01. Definitions. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

     Accounts: Collectively, the Collection Account, the Net Funds Cap Carryover Reserve Account, the Spread Accounts, the Pre-Funding Accounts, the Capitalized Interest Accounts and the Distribution Account.

     Additions Notice: The notice given pursuant to Section 2.05 with respect to the transfer of Subsequent Mortgage Loans to the Trust pursuant to such Section.

     Adjustable Rate Mortgage Loan: Any Mortgage Loan that accrues interest at an adjustable Loan Rate.

     Affiliate: With respect to any Person, any other Person controlling, controlled by or under common control with such Person. For purposes of this definition, "control" means the power to direct the management and policies of a Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise and "controlling" and "controlled" shall have meanings correlative to the foregoing.

     Agreement: This Pooling and Servicing Agreement and all amendments hereof and supplements hereto.

     Amount Available: As to any Distribution Date, the sum of the Available Funds with respect to the Group 1 Certificates and the Group 2 Certificates.

     Appraised Value: The appraised value of the Mortgaged Property is the lesser of (a) the value of the related Mortgaged Property, based upon the appraisal value made at the time of origination of such Mortgage Loan or (b) the purchase price of such Mortgaged Property if the proceeds of such Mortgage Loan are used to purchase such Mortgaged Property.

     Assignment Event: The 30th day following either (i) the occurrence and continuance of an Event of Default, (ii) the reduction of the Seller's long-term unsecured debt rating below "Baa2" by Moody's or "BBB" by Standard & Poor's or (iii) the suspension, termination or withdrawal of the Seller's long-term unsecured debt rating by Moody's or Standard & Poor's.

     Assignment of Mortgage: With respect to any Mortgage, an assignment, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction in which the related Mortgaged Property is located to reflect the sale of the Mortgage to the Trustee, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering the Mortgage Loans secured by Mortgaged Properties located in the same jurisdiction.

     Available Funds: As to any Distribution Date and Certificate Group and the related Class of Class X Certificates, the sum of (A) the sum of (x) all amounts described in clauses (i) through (vi) inclusive, of Section 3.02(b) received by the Master Servicer in respect of the related Loan Group (including any amounts paid by the Master Servicer and the Seller and excluding (a) any amounts not required to be deposited in the Collection Account pursuant to Section 3.02(b), (b) any amounts paid to the Master Servicer or withdrawn by the Master Servicer pursuant to Sections 3.03(ii),
(iii), (iv), (v), (vi) and (vii) in respect of the Mortgage Loans in the related Loan Group as of the related Determination Date and (c) the interest portion of Payaheads received during the related Due Period intended by the Mortgagor to be applied in subsequent Due Periods and deposited in the Collection Account as of the Determination Date) and (y) the interest portion of Payaheads deposited in the Collection Account during a previous Due Period and intended to be applied by the Mortgagor in the related Due Period, (B) Insured Payments, if any, with respect to such Certificate Group, (C) any Termination Price with respect to the Mortgage Loans in the related Loan Group deposited in the Distribution Account pursuant to Section 10.01(a), (D) solely with respect to the distributions to the Class A Certificates of the related Certificate Group, any amounts withdrawn from a Spread Account in respect of the related Certificate Group and (E) solely with respect to the distributions to the Class A Certificates of a Certificate Group, any amounts deposited into the Distribution Account from the related Capitalized Interest Account pursuant to Section 4.02 and any amounts deposited into the Distribution Account from the related Pre-Funding Account, and, solely with respect to the Group 1 Certificates, any related Supplemental Interest Distributions. No amount included in this definition by virtue of being described by any component of the definition thereof shall be included twice by virtue of also being described by any other component or otherwise.

     Balloon Loan: Any Mortgage Loan that provided on the date of origination for scheduled monthly payment in level amounts substantially lower than the amount of the final scheduled payment.

     Base Spread Account Requirement: As such amount may be reduced in accordance with the provisions hereof: (1) As to the Group 1 Certificates, (a) with respect to any Distribution Date occurring during the period commencing on the Closing Date and ending on the later of the thirtieth Distribution Date and the first date on which the Loan Group 1 Principal Balance is less than 50% of the Cut-Off Date Loan Group Principal Balance for Loan Group 1 and the amount deposited to the Pre-Funding Account on the Closing Date in respect of the Group 1 Certificates, the Base Spread Account Requirement shall be the Spread Account Deposit for such Certificate Group and (b) with respect to each Distribution Date commencing after the period specified in clause (a), the Base Spread Account Requirement shall be the greater of (i) the lesser of (y) the Spread Account Deposit for such Certificate Group and (z) two times the product of the Original Spread Account Requirement Percentage and the Loan Group 1 Principal Balance as of the last day of the most recently ended Due Period and (ii) 1% of the Cut-Off Date Loan Group Principal Balance for Loan Group 1 and the amount deposited to the Pre-Funding Account on the Closing Date in respect of the Group 1 Certificates; and

     (2) As to the Group 2 Certificates, (a) with respect to any Distribution Date occurring during the period commencing on the Closing Date and ending on the later of the thirtieth Distribution Date and the first date on which the Loan Group 2 Principal Balance is less than 50% of the Cut-Off Date Loan Group Principal Balance for Loan Group 2 and the amount deposited to the Pre-Funding Account on the Closing Date in respect of the Group 2 Certificates, the Base Spread Account Requirement shall be the Spread Account Deposit for such Certificate Group and (b) with respect to each Distribution Date commencing after the period specified in clause (a), the Base Spread Account Requirement shall be the greater of (i) the lesser of (y) the Spread Account Deposit for such Certificate Group and (z) two times the product of the Original Spread Account Requirement Percentage and the Loan Group 2 Principal Balance as of the last day of the most recently ended Due Period and (ii) 1% of the Cut-Off Date Loan Group Principal Balance for Loan Group 2 and the amount deposited to the Pre-Funding Account on the Closing Date in respect of the Group 2 Certificates.

     In addition, the Base Spread Account Requirement may be reduced or eliminated by the Certificate Insurer in its sole discretion, provided that the Trustee and the Rating Agencies shall be notified in writing of such reduction or elimination prior to the related Distribution Date and such reduction or elimination shall not result in a downgrading of the then current rating of the Class A Certificates. Upon any such reduction or elimination, the Master Servicer shall give written notice thereof to the Trustee and to each of the Rating Agencies.

     BIF: The Bank Insurance Fund, as from time to time constituted, created under the Financial Institutions Reform, Recovery and Enhancement Act of 1989, or, if at any time after the execution of this Agreement the Bank Insurance Fund is not existing and performing duties now assigned to it, the body performing such duties on such date.

     Book-Entry Certificate: Any Class A Certificate registered in the name of the Depository or its nominee, ownership of which is reflected on the books of the Depository or on the books of a Person maintaining an account with such Depository (directly or as an indirect participant in accordance with the rules of such Depository).

     Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which the Certificate Insurer, the Trustee or banking institutions in the States of New York, Ohio, Maryland or Minnesota are required or authorized by law or executive order to be closed.

     Calculation Agent: The Cap Provider or such other Calculation Agent approved by the Certificate Insurer.

     Call Option Date: The first Distribution Date on which the Seller or Certificate Insurer may terminate this Agreement pursuant to Section 10.01 hereof.

     Cap Contract Distribution: With respect to the Interest Rate Cap Agreement and any Cap Distribution Date or in connection with an Early Termination Date (as defined in the Interest Rate Cap Agreement), as applicable, all amounts required to be paid by the Cap Provider pursuant to the Interest Rate Cap Agreement, except for payments under the Interest Rate Cap Agreement to the extent of (i) the excess, if any, of the LIBOR rate used in such calculations over a rate of 13.00%, less 0.27% (or, 0.54% on or after the Call Option Date) per annum times (ii) the Notional Amount (as defined in the Interest Rate Cap Agreement) thereof.

     Cap Contract Obligation: With respect to any Cap Distribution Date and the Interest Rate Cap Agreement, the obligation of the Cap Provider to pay or cause to be paid an amount equal to the amounts payable (including any amounts payable in connection with an Early Termination Date (as defined in the Interest Rate Cap Agreement)) pursuant to the Interest Rate Cap Agreement, except any obligation to pay or cause to be paid amounts under the Interest Rate Cap Agreement to the extent of (i) the excess, if any, of the LIBOR rate used in such calculations over a rate of 13.00%, less 0.27% (or, 0.54% on or after the Call Option Date) per annum times (ii) the Notional Amount (as defined in the Interest Rate Cap Agreement) thereof.

     Cap Distribution Date: With respect to each Distribution Date, the second Business Day prior to such Distribution Date.

     Cap Provider: Lehman Brothers Financial Products Inc. or any successor thereto approved in writing by the Certificate Insurer.

     Cap Termination Date: June 25, 2015.

     Capitalized Interest Account: Either the Group 1 Capitalized Interest Account or the Group 2 Capitalized Interest Account, as the case may be.

     Capitalized Interest Requirement: With respect to each Distribution Date and Certificate Group on or prior to the Distribution Date in August 2000, the amount of interest accruing at the sum of (a) the Certificate Rate for the Class A Certificates in the related Certificate Group for the related Interest Period and (b) the Premium Percentage on the amount by which the Class A Principal Balance of the related Certificate Group as of such Distribution Date (prior to making distributions on such date) exceeds the aggregate Principal Balance of the Mortgage Loans that have Due Dates in the related Due Period.

     Certificate: Any Class A, Class X or Class R Certificate.

     Certificate Group: Either the Group 1 Certificates or the Group 2 Certificates, as the context requires.

     Certificate Insurance Policy: The Certificate Guaranty Insurance Policy (No. 32636) with respect to the Class A Certificates and all endorsements thereto dated the Closing Date, issued by the Certificate Insurer for the benefit of the Holders of each Class of Class A Certificates, a copy of which is attached hereto as Exhibit B.

     Certificate Insurer: MBIA Insurance Corporation, a stock insurance company organized and created under the laws of the State of New York, or any successor thereto.

     Certificate Insurer Default: (i) Any failure of the Certificate Insurer to make a payment required under the Certificate Insurance Policy in accordance with its terms; (ii) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Certificate Insurer in an involuntary case or proceeding under any applicable United States federal or state bankruptcy, insolvency, rehabilitation, reorganization or other similar law or (B) a decree or order adjudging the Certificate Insurer as bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, rehabilitation, arrangement, adjustment or composition of or in respect of the Certificate Insurer under any applicable United States federal or state law, or appointing a custodian, receiver, liquidator, rehabilitator, assignee, trustee, sequestrator or other similar official of the Certificate Insurer or of any substantial part of its property, or ordering the winding-up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in each case in effect for a period of 60 consecutive days; or (iii) the commencement by the Certificate Insurer of a voluntary case or proceeding under any applicable United States federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated as bankrupt or insolvent, or the consent by the Certificate Insurer to the entry of a decree or order for relief in respect of the Certificate Insurer in an involuntary case or proceeding under any applicable United States federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against the Certificate Insurer, or the filing by the Certificate Insurer of a petition or answer or consent seeking reorganization or relief under any applicable United States federal or state law, or the consent by the Certificate Insurer to the filing of such petition or to the appointment of or the taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Certificate Insurer or of any substantial part of its property, or the making by the Certificate Insurer of an assignment for the benefit of its creditors, or the failure by the Certificate Insurer to pay debts generally as they become due, or the admission by the Certificate Insurer in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Certificate Insurer in furtherance of any such action.

     Certificate Owner: The Person who is the beneficial owner of a Book-Entry Certificate.

     Certificate Rate: With respect to the Class A-1 Certificates and any Distribution Date, a per annum rate equal to the lesser of (A) the Formula Rate for the Class A-1 Certificates for such Distribution Date and (B) 13%.

     With respect to the Class A-2 Certificates and any Distribution Date, a per annum rate equal to the lesser of (A) the Formula Rate for the Class A-2 Certificates for such Distribution Date and (B) the Group 2 Weighted Average Loan Rate.

     With respect to the Class X-1 Certificates, the Class X-1 Strip Rate. With respect to the Class X-2 Certificates, the Class X-2 Strip Rate.

     Certificate Register and Certificate Registrar: The register maintained and the registrar appointed pursuant to Section 6.02.

     Certificateholder or Holder: The Person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purpose of giving any consent, direction, waiver or request pursuant to this Agreement,
(x) any Class A Certificate registered in the name of the Seller or any Person actually known to a Responsible Officer to be an Affiliate of the Seller and
(y) any Class A Certificate for which the Seller or any Person actually known to a Responsible Officer to be an Affiliate of the Seller is the Certificate Owner or Holder shall be deemed not to be outstanding (unless to the actual knowledge of a Responsible Officer (i) the Seller or such Affiliate is acting as trustee or nominee for a Person who is not an Affiliate of the Seller and who makes the voting decision with respect to such Class A Certificates or
(ii) the Seller or such Affiliate is the Certificate Owner or Holder of all the Class A Certificates, but only with respect to the Class as to which the Seller or such Affiliate owns all the Certificates) and the Percentage Interest or Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests or Voting Rights, as the case may be, necessary to effect any such consent, direction, waiver or request has been obtained.

     Civil Relief Act: The Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

     Civil Relief Act Interest Shortfall: With respect to any Distribution Date and Loan Group, for any Mortgage Loan in such Loan Group to which there has been a reduction in the amount of interest collectible thereon for the most recently ended Due Period as a result of the application of the Civil Relief Act, the amount by which interest collectible on such Mortgage Loan during such Due Period is less than one month's interest on the Principal Balance of such Mortgage Loan at the Loan Rate for such Mortgage Loan before giving effect to the application of the Civil Relief Act.

     Class: With respect to each of Class A-1, Class A-2, Class X-1, Class X-2, and Class R Certificates, all of the Certificates of such Class.

     Class A Certificate: Any certificate executed and authenticated by the Trustee substantially in the form set forth in Exhibit A-1 and designated as a Class A-1 or Class A-2 Certificate pursuant to Section 6.01.

     Class A Certificateholder: A Holder of a Class A Certificate.

     Class A Monthly Principal Distributable Amount: With respect to any Distribution Date and Certificate Group, the amount equal to the sum of the following amounts (without duplication) with respect to the immediately preceding Due Period: (i) that portion of all Monthly Payments allocable to principal on or in respect of the Mortgage Loans in the related Loan Group, including all full and partial prepayments allocable to principal, received during the related Due Period, (ii) the Principal Balance of all Mortgage Loans in the related Loan Group that became Liquidated Mortgage Loans during such Due Period immediately prior to the final recovery of related Liquidation Proceeds, and (iii) the portion of the Purchase Price allocable to principal of all Defective Mortgage Loans in the related Loan Group that were repurchased during the related Due Period, and any Substitution Adjustments deposited to the Distribution Account pursuant to Section 2.06(a) on or prior to the previous Determination Date and not yet distributed.

     Class A Principal Balance: On any date with respect to the Group 1 Certificates, the Class Principal Balance of the Group 1 Certificates and with respect to the Group 2 Certificates, the Class Principal Balance of the Group 2 Certificates.

     Class A Principal Distribution: With respect to any Distribution Date (other than the Final Distribution Date) and Certificate Group, the sum of the related Class A Monthly Principal Distributable Amount and Class A Principal Shortfall Amount for such Distribution Date; provided, however, that the Class A Principal Distribution for any Certificate Group shall not exceed the related aggregate Class Principal Balance of the Classes in such Certificate Group. With respect to the first Distribution Date immediately following the Funding Period, the "Class A Principal Distribution" for each Certificate Group shall also include amounts deposited from the related Pre-Funding Account into the Distribution Account pursuant to Section 4.02. The "Class A Principal Distribution" for a Certificate Group on the Final Distribution Date for a Certificate Group will equal the related Class Principal Balance of the Classes in such Certificate Group as of such Distribution Date.

     Class A Principal Shortfall Amount: With respect to any Distribution Date and Certificate Group, the excess of the sum of the related Class A Monthly Principal Distributable Amount for the preceding Distribution Date and any outstanding Class A Principal Shortfall Amount with respect to such Certificate Group on such preceding Distribution Date over the amount in respect of principal that is actually distributed to the Class A Certificateholders of such Certificate Group on such preceding Distribution Date.

     Class A-1 Certificate: Any Certificate executed and authenticated by the Trustee and substantially in the form attached hereto as Exhibit A-1 and designated as a Class A-1 Certificate pursuant to Section 6.01.

     Class A-2 Certificate: Any Certificate executed and authenticated by the Trustee and substantially in the form attached hereto as Exhibit A-1 and designated as a Class A-2 Certificate pursuant to Section 6.01.

     Class Interest Carryover Shortfall: With respect to any Class of Class A Certificates or Class X Certificates and any Distribution Date, the amount by which the Class Interest Distribution for such Class for each prior Distribution Date exceeded the amount of interest actually distributed to such Class pursuant hereto on such prior Distribution Dates plus one month's interest on such excess, to the extent permitted by law, at the related Certificate Rate.

     Class Interest Distribution: With respect to any Distribution Date and each Class of Class A Certificates or Class X Certificates, the sum of (i) the applicable Class Monthly Interest Distributable Amount for such Class on such Distribution Date and (ii) the applicable outstanding Class Interest Carryover Shortfall for such Class on such Distribution Date.

     Class Monthly Interest Distributable Amount: As to any Distribution Date and Class of Class A Certificates or Class X Certificates, interest accrued during the related Interest Period at the applicable Certificate Rate on the related Class Principal Balance or Class X Notional Amount, as applicable, reduced by an amount equal to such Class's pro rata share (based on the amount of interest to which such Class would have otherwise been entitled) of the related Civil Relief Act Interest Shortfall, if any, for such Distribution Date.

     Class Principal Balance or Class A Principal Balance: As of any date of determination and Class of Certificates, the Original Class Certificate Principal Balance for such Class reduced by the sum of all amounts previously distributed to the Certificateholders of such Class in respect of principal on all previous Distribution Dates.

     Class R Certificate: Any Certificate executed and authenticated by the Trustee substantially in the form set forth in Exhibit C hereto and designated as a Class R Certificate pursuant to Section 6.01.

     Class R Certificateholder: The Holder of a Class R Certificate.

     Class X Certificate: Any Certificate executed and authenticated by the Trustee substantially in the form set forth in Exhibit A-2 hereto and designated as a Class X-1 or Class X-2 Certificate pursuant to Section 6.01.

     Class X Certificateholder: The Holder of a Class X Certificate.

     Class X Notional Amount: Either the Class X-1 Notional Amount or Class X-2 Notional Amount, as the context requires.

     Class X-1 Certificate: Any Certificate executed and authenticated by the Trustee and substantially in the form set forth in Exhibit A-2 hereto and designated as a Class X-1 Certificate pursuant to Section 6.01.

     Class X-1 Notional Amount: As to any Distribution Date, an amount equal to the aggregate Principal Balance of the Mortgage Loans in Loan Group 1 as of the first day of the related Due Period.

     Class X-1 Strip Rate: As to any Distribution Date, a per annum rate equal to the positive excess, if any, of (a) the Group 1 Weighted Average Loan Rate (calculated on the basis of a 360-day year consisting of twelve 30-day months) over (b) the product of the Formula Rate for Class A-1 Certificates multiplied by the Conversion Factor, in each case for such Distribution Date.

     Class X-2 Certificate: Any Certificate executed and authenticated by the Trustee and substantially in the form set forth in Exhibit A-2 hereto and designated as a Class X-2 Certificate pursuant to Section 6.01.

     Class X-2 Notional Amount: As to any Distribution Date, an amount equal to the aggregate Principal Balance of the Mortgage Loans in Loan Group 2 as of the first day of the related Due Period.

     Class X-2 Strip Rate: As to any Distribution Date, a per annum rate equal to the excess, if any, of (a) the Group 2 Weighted Average Loan Rate (calculated on the basis of a 360-day year consisting of twelve 30-day months) over (b) the product of the Formula Rate for the Class A-2 Certificates multiplied by the Conversion Factor, in each case for such Distribution Date.

     Closing Date: June 30, 2000.

     Code: The Internal Revenue Code of 1986, as the same may be amended from time to time (or any successor statute thereto).

     Collateral Agreement: A Collateral Agreement, as may or may not be executed between Provident, as pledgor, and Norwest Bank Minnesota, National Association, as secured party and custodian, substantially in the form attached hereto as Exhibit L and in final form and substance acceptable to the Certificate Insurer and the Trustee.

     Collateral Trigger Event: Shall have the meaning set forth in the Collateral Agreement.

     Collection Account: The custodial account or accounts created and maintained for the benefit of the Certificateholders and the Certificate Insurer pursuant to Section 3.02(b). The Collection Account shall be an Eligible Account.

     Combined Loan-to-Value Ratio or CLTV: With respect to any Mortgage Loan, the sum of the original principal balance of such Mortgage Loan and the outstanding principal balance of the First Lien, if any, as of the date of origination of the Mortgage Loan, divided by the Appraised Value.

     Compensating Interest: As to any Distribution Date, the amount calculated pursuant to Section 5.02.

     Conversion Factor: With respect to any Distribution Date, the quotient of
(a) the actual number of days elapsed in the related Interest Period for the Class A Certificates over (b) 30.

     Corporate Trust Office: The principal office of the Trustee at which at any particular time its corporate business shall be administered, which office on the Closing Date is located at 11000 Broken Land Parkway, Columbia, Maryland 21044-3562, Attention: Corporate Trust Services (CMBS) - Provident Home Equity Loan Trust 2000-2. All requests for transfer of Certificates should be addressed to the Trustee at Norwest Center, Sixth Street and Marquette Avenue, Minneapolis, Minnesota, 55479-0113; Attention: Corporate Trust Services (CMBS) - Provident Home Equity Loan Trust 2000-2.

     Cumulative Net Losses: As to any date of determination and with respect to each Mortgage Loan deemed to be a Liquidated Mortgage Loan on or prior to the last day of the preceding Due Period, the amount by which the aggregate Principal Balance of, and accrued interest on, such Liquidated Mortgage Loan exceeds the Net Liquidation Proceeds for such Mortgage Loan allocated to principal and accrued interest, reduced by the amount reasonably expected to be recovered by the Master Servicer with respect to any Liquidated Mortgage Loan (which amount, together with the Net Liquidation Proceeds, may not exceed the outstanding Principal Balance of the related Mortgage Loan) as set forth in a certificate (each, a "Recovery Certificate") delivered by the Master Servicer to the Trustee and the Certificate Insurer, which Recovery Certificate shall also set forth the estimated period of time (not to exceed 24 months) required to collect such recovery (the "Recovery Period"). If the estimated recovery amount (or any portion thereof) shall not have been collected by the Master Servicer within the Recovery Period, then such amount shall be included in Cumulative Net Losses as of the end of the Recovery Period. The Master Servicer may not submit Recovery Certificates with respect to more than 10 Liquidated Mortgage Loans within any 12 month period. The foregoing right of the Master Servicer to reduce Cumulative Net Losses may be terminated at any time by the Certificate Insurer, in its sole and absolute discretion, by delivery of a written notice of termination to the Master Servicer.

     Curtailment: With respect to a Mortgage Loan, any payment of principal received during a Due Period as part of a payment that is in excess of the amount of the Monthly Payment due for such Due Period and which is not a Principal Prepayment or does not cure a Mortgage Loan that is Delinquent.

     Cut-Off Date: For any Mortgage Loan, the Cut-Off Date specified in the applicable Mortgage Loan Schedule for such Mortgage Loan.

     Cut-Off Date Loan Group Principal Balance: $207,913,326.27 with respect to Loan Group 1 and $130,425,741.24 with respect to Loan Group 2.

     Cut-Off Date Pool Principal Balance: As of the Cut-Off Date, the Cut-Off Date Pool Principal Balance is $338,339,067.51.

     Cut-Off Date Principal Balance: With respect to any Mortgage Loan, the unpaid principal balance thereof as of the applicable Cut-Off Date (or as of the applicable date of substitution with respect to an Eligible Substitute Mortgage Loan pursuant to Section 2.02 or 2.06).

     Defective Mortgage Loan: Any Mortgage Loan subject to repurchase or substitution by the Seller pursuant to Section 2.02 or 2.06 or purchase by the Master Servicer pursuant to Section 3.01(f).

     Deficiency Amount: With respect to any Distribution Date, (A) the excess, if any, of (i) Class Monthly Interest Distributable Amount for each Class of Class A Certificates (net of any Civil Relief Act Interest Shortfalls with respect to the related Loan Group) plus any Class Interest Carryover Shortfall for each Class of Class A Certificates over (ii) funds on deposit in the Distribution Account available to be distributed therefor on such Distribution Date and (B) the Guaranteed Principal Amount.

     Definitive Certificates: As defined in Section 6.02(c).

     Delinquent: A Mortgage Loan is "Delinquent" if any Monthly Payment due thereon is not made by the close of business on the day the related Monthly Payment is scheduled to be due. A Mortgage Loan is "30 days Delinquent" if such Monthly Payment has not been received by the close of business on the last day of the month immediately succeeding the month in which such Monthly Payment was due. Similarly for "60 days Delinquent," "90 days Delinquent" and so on.

     Depository: The initial Depository shall be The Depository Trust Company, the nominee of which is Cede & Co., as the registered Holder of Class A-1 and Class A-2 Certificates. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the UCC of the State of New York.

     Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

     Determination Date: With respect to any Distribution Date, the eighteenth day of the month in which such Distribution Date occurs (or if such day is not a Business Day, the Business Day immediately preceding such eighteenth day).

     Distribution Account: The account established by the Trustee pursuant to
Section 5.04. The Distribution Account shall be an Eligible Account. The Distribution Account shall not be an asset of the REMIC.

     Distribution Date: The twenty-fifth day of each month or, if such day is not a Business Day, then the next Business Day, beginning in July 2000.

     Document Custodian: The Provident Bank, as custodian and bailee for the Trustee.

     Due Date: As to any Mortgage Loan, the day of the month on which the Monthly Payment is due from the Mortgagor.

     Due Period: With respect to each Distribution Date, the calendar month preceding the month in which such Distribution Date occurs.

     Electronic Ledger: The electronic master record of home equity mortgage loans maintained by the Master Servicer.

     Eligible Account: A segregated account that is (i) maintained with a depository institution whose short-term debt obligations and long-term debt obligations at the time of any deposit therein and throughout the time the interest is maintained are rated at least "P-1" and "A2", respectively, by Moody's and "A-1" and "A", respectively, by Standard & Poor's, and that the deposits in such account are fully insured to the maximum extent provided by either the BIF or the SAIF and which is any of (a) a federal savings and loan association duly organized, validly existing and in good standing under the applicable banking laws of any state, (b) an institution duly organized, validly existing and in good standing under the applicable banking laws of any state, (c) a national banking association duly organized, validly existing and in good standing under the federal banking laws or (d) a principal subsidiary of a bank holding company, and in each case of (a)-(d), approved in writing by the Certificate Insurer, (ii) a segregated trust account maintained with the corporate trust department of a federal or state chartered depository or trust company, having capital and surplus of not less than $50,000,000, acting in its fiduciary capacity, or (iii) an account otherwise acceptable to each Rating Agency and the Certificate Insurer as evidenced by a letter from each Rating Agency and the Certificate Insurer to the Trustee, without reduction or withdrawal of the then current ratings of the Certificates.

     Eligible Investments: One or more of the following (excluding any callable investments purchased at a premium):

               (i) direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided that such obligations are backed by the full faith and credit of the United States;

               (ii) repurchase agreements on obligations specified in clause
(i) maturing not more than three months from the date of acquisition thereof, provided that the short-term unsecured debt obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in its highest short-term rating category (which is "A-1+" for Standard & Poor's and "P-1" for Moody's);

               (iii) certificates of deposit, time deposits and bankers' acceptances (which, if Moody's is a Rating Agency, shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days) of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the unsecured short-term debt obligations of such depository institution or trust company at the date of acquisition thereof have been rated by each of Moody's and Standard & Poor's in its highest unsecured short-term debt rating category;

               (iv) commercial paper (having original maturities of not more than 90 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by Standard & Poor's and Moody's in their highest short-term rating categories;

               (v) short term investment funds ("STIFS") sponsored by any trust company or national banking association incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by Standard & Poor's and Moody's in their respective highest rating category of long term unsecured debt;

               (vi) interests in any money market fund which at the date of acquisition of the interests in such fund and throughout the time as the interest is held in such fund has a rating of "Aaa" by Moody's and either "AAAm" or "AAAm-G" by Standard & Poor's and any such fund that is managed by the Trustee or any affiliate of the Trustee or for which the Trustee or any of its affiliates acts as an adviser so long as such fund is rated in the highest rating category by Moody's and Standard & Poor's; and

               (vii) other obligations or securities that are acceptable to each Rating Agency and the Certificate Insurer as an Eligible Investment hereunder and will not result in a reduction in the then current rating of the Certificates, as evidenced by a letter to such effect from such Rating Agency and the Certificate Insurer and with respect to which the Master Servicer and the Trustee have received confirmation that, for tax purposes, the investment complies with the last clause of this definition;

provided that no instrument described hereunder shall evidence either the right to receive (a) only interest with respect to the obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provided a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations; and provided, further, that no instrument described hereunder may be purchased at a price greater than par if such instrument may be prepaid or called at a price less than its purchase price prior to its stated maturity.

     Eligible Substitute Mortgage Loan: A Mortgage Loan substituted by the Seller for a Defective Mortgage Loan which must, on the date of such substitution, (i) have an outstanding Principal Balance (or in the case of a substitution of more than one Mortgage Loan for a Defective Mortgage Loan, an aggregate Principal Balance), not in excess of and not more than 5% less than the Principal Balance of the Defective Mortgage Loan; (ii) have a Loan Rate not less than the Loan Rate of the Defective Mortgage Loan and not more than 1% in excess of the Loan Rate of such Defective Mortgage Loan; (iii) if such Defective Mortgage Loan is an Adjustable Rate Mortgage Loan, have a Loan Rate based on the LIBOR Loan Index with the next Interest Rate Adjustment Date no later than the Interest Rate Adjustment Date of the Defective Mortgage Loan and have a Margin that is not less than the Margin of the Defective Mortgage Loan and not more than 100 basis points higher than the Margin for the Defective Mortgage Loan; (iv) have a Mortgage of the same or higher level of priority as the Mortgage relating to the Defective Mortgage Loan at the time such Mortgage was transferred to the Trust; (v) have a remaining term to maturity not more than six months earlier and not later than the remaining term to maturity of the Defective Mortgage Loan; (vi) comply with each representation and warranty set forth in Section 2.04 (deemed to be made as of the date of substitution); (vii) have an original Combined Loan-to-Value Ratio not greater than that of the Defective Mortgage Loan; (viii) if such Defective Mortgage Loan is an Adjustable Rate Mortgage Loan, have a Lifetime Rate Cap and a Periodic Rate Cap no lower than the Lifetime Rate Cap and Periodic Rate Cap, respectively, applicable to such Defective Mortgage Loan; and (ix) be of the same type of Mortgaged Property as the Defective Mortgage Loan or a detached single family residence. More than one Eligible Substitute Mortgage Loan may be substituted for a Defective Mortgage Loan if such Eligible Substitute Mortgage Loans meet the foregoing attributes in the aggregate and such substitution is approved in writing in advance by the Certificate Insurer.

     ERISA: The Employee Retirement Income Security Act of 1974, as amended.

     ERISA-Qualifying Underwriting: A best efforts or firm commitment underwriting or private placement that meets the requirements of Prohibited Transaction Exemption 97-34, 62 Fed. Reg. 39021 (1997), as amended (or any successor thereto), or any substantially similar administrative exemption granted by the U.S. Department of Labor (an "Underwriter's Exemption").

     Event of Default: As defined in Section 8.01.

     FDIC: The Federal Deposit Insurance Corporation or any successor thereto.

     FHLMC: The Federal Home Loan Mortgage Corporation.

     Final Distribution Date: August 25, 2031.

     First Lien: With respect to any Mortgage Loan which is a second priority lien, the mortgage loan relating to the corresponding Mortgaged Property having a first priority lien.

     Fiscal Agent: As defined in the Certificate Insurance Policy.

     FNMA: The Federal National Mortgage Association.

     Foreclosure Profits: With respect to a Liquidated Mortgage Loan, the amount, if any, by which (i) the aggregate of its Net Liquidation Proceeds exceeds (ii) the related Principal Balance (plus accrued and unpaid interest thereon at the applicable Loan Rate from the date interest was last paid through the date of receipt of the final Liquidation Proceeds) of such Liquidated Mortgage Loan immediately prior to the final recovery of its Liquidation Proceeds.

     Formula Rate: With respect to the Class A-1 Certificates and any Distribution Date, One-Month LIBOR for such date plus 0.27% (or 0.54%, on or after the Call Option Date). With respect to the Class A-2 Certificates and any Distribution Date, One-Month LIBOR for such date plus 0.27% (or 0.54%, on or after the Call Option Date).

     Funding Period: The period beginning on June 30, 2000 and ending July 21, 2000.

     Group 1 Capitalized Interest Account: The Capitalized Interest Account established pursuant to Section 4.02.

     Group 1 Certificates: The Class A-1 Certificates.

     Group 1 Weighted Average Loan Rate: As to any Distribution Date, the difference between (A) the average of the Loan Rates of the Mortgage Loans in Loan Group 1 as of the first day of the month preceding the month of such Distribution Date (or in the case of the first Distribution Date, the Closing
Date), weighted on the basis of the related Principal Balances as of such date and (B) the sum of the Master Servicing Fee Rate, the rate at which the Trustee Fee is calculated and the Premium Percentage with respect to the Group 1 Certificates (calculated on the basis of a 360-day year and the actual numbers of days elapsed during the Interest Period, which calculation shall be made by dividing the Group 1 Weighted Average Loan Rate for such Distribution Date by the Conversion Factor for such Distribution Date).

     Group 2 Certificates: The Class A-2 Certificates.

     Group 2 Capitalized Interest Account: The Capitalized Interest Account established pursuant to Section 4.02.

     Group 2 Weighted Average Loan Rate: As to any Distribution Date, the difference between (A) the average of the Loan Rates of the Mortgage Loans in Loan Group 2 as of the first day of the month preceding the month of such Distribution Date (or in the case of the first Distribution Date, the Closing
Date), weighted on the basis of the related Principal Balances as of such date and (B) the sum of the Master Servicing Fee Rate, the rate at which the Trustee Fee is calculated and the Premium Percentage with respect to the Group 2 Certificates (calculated on the basis of a 360-day year and the actual number of days elapsed during the Interest Period, which calculation shall be made by dividing the Group 2 Weighted Average Loan Rate for such Distribution Date by the Conversion Factor for such Distribution Date).

     Guaranteed Principal Amount: means (a) for any Distribution Date (other than the Final Distribution Date for a Certificate Group), the amount, if any, by which the Class A Principal Balance of each Certificate Group exceeds the related Loan Group Principal Balance at the end of the previous month (after giving effect to all distributions of principal on the related Class A Certificates on such Distribution Date) and (b) on the Distribution Date in August 2031, with respect to the Group 1 Certificates and August 2031 with respect to the Group 2 Certificates (after giving effect to all other distributions of principal on the Group 1 Certificates and the Group 2 Certificates on such Distribution Date, as applicable), an amount equal to the applicable Class A Principal Balance.

     Index: With respect to each Interest Rate Adjustment Date for an Adjustable Rate Mortgage Loan, the average of the interbank offered rate for six-month U.S. dollar denominated deposits in the London market, as published in The Wall Street Journal as of the first business day of the month immediately preceding the month of the Interest Rate Adjustment Date.

     Initial Mortgage Loan: Each Initial Mortgage Loan transferred to the Trust pursuant to Section 2.01, as set forth in Exhibit D hereto.

     Initial Mortgage Loan Schedule: The schedule of Initial Mortgage Loans included in the Trust as of the Closing Date, specifying with respect to each such Initial Mortgage Loan the information set forth on Exhibit D hereto.

     Insurance Agreement: The Insurance Agreement dated as of June 1, 2000 among the Trustee, the Seller, the Master Servicer and the Certificate Insurer, including any amendments and supplements thereto.

     Insurance Proceeds: Proceeds paid by any insurer (other than the Certificate Insurer) pursuant to any insurance policy covering a Mortgage Loan or Mortgaged Property, or amounts required to be paid by the Master Servicer pursuant to Section 3.05, net of any component thereof (i) covering any expenses incurred by or on behalf of the Master Servicer in connection with obtaining such proceeds, (ii) applied to the restoration or repair of the related Mortgaged Property, (iii) released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures or (iv) required to be paid to any holder of a mortgage senior to such Mortgage Loan.

     Insured Payment: (i) With respect to any Distribution Date, any Deficiency Amount and (ii) any Preference Amount.

     Interest Period: With respect to any Distribution Date and the Class A Certificates and the Class X Certificates, the period from the Distribution Date in the month preceding the month of such Distribution Date (or in the case of the initial Distribution Date, from the Closing Date) through the day before such Distribution Date.

     Interest Rate Adjustment Date: With respect to each Adjustable Rate Mortgage Loan, the date or dates on which the Loan Rate is adjusted in accordance with the related Mortgage Note.

     Interest Rate Cap Agreement: The rate cap agreement relating to Loan Group 1 entered into between the Cap Provider and Provident, dated June 26, 2000, attached hereto as Exhibit N (Ref: 24874/115492/219041P).

     LIBOR Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of New York or in the city of London, England are required or authorized by law to be closed.

     LIBOR Loan Index: The average of the interbank offered rate for six-month U.S. dollar denominated deposits in the London market, as published in The Wall Street Journal as of the first business day of the month preceding the month of any interest rate adjustment.

     Lifetime Rate Cap: With respect to each Mortgage Loan in Loan Group 2, the maximum Loan Rate permitted over the life of such Mortgage Loan, as provided by the terms of the related Mortgage Note.

     Lifetime Rate Floor: With respect to each Mortgage Loan in Loan Group 2, the minimum Loan Rate permitted over the life of such Mortgage Loan, as provided by the terms of the related Mortgage Note.

     Liquidated Mortgage Loan: As to any Distribution Date, any Mortgage Loan in respect of which the Master Servicer has determined, in accordance with the servicing procedures specified herein, as of the end of the related Due Period, that all Liquidation Proceeds which it expects to recover with respect to the liquidation of the Mortgage Loan or disposition of the related REO Property have been recovered.

     Liquidation Proceeds: Proceeds (including Insurance Proceeds but not including amounts drawn under the Certificate Insurance Policy) received in connection with the liquidation of any Mortgage Loan or related REO Property, whether through trustee's sale, foreclosure sale or otherwise (including rental income).

     Liquidation Report: With respect to each Liquidated Mortgage Loan, the report prepared by the Master Servicer in the form attached hereto as Exhibit O.

     Loan Group Principal Balance: Any of the Loan Group 1 Principal Balance or the Loan Group 2 Principal Balance, as applicable.

     Loan Group: Any of Loan Group 1 or Loan Group 2, as the context requires.

     Loan Group 1: The pool of Mortgage Loans identified in the Mortgage Loan Schedule as having been assigned to Loan Group 1.

     Loan Group 1 Principal Balance: As of any date, the aggregate of the Principal Balances of all Mortgage Loans in Loan Group 1 as of such date and the amount on deposit in the Pre-Funding Account in respect of the Group 1 Certificates.

     Loan Group 2: The pool of Mortgage Loans identified in the Mortgage Loan Schedule as having been assigned to Loan Group 2.

     Loan Group 2 Principal Balance: As of any date, the aggregate of the Principal Balances of all Mortgage Loans in Loan Group 2 as of such date and the amount on deposit in the Pre-Funding Account in respect of the Group 2 Certificates.

     Loan Rate: With respect to any Mortgage Loan as of any day, the per annum rate of interest applicable under the related Mortgage Note to the calculation of interest for such day on the Principal Balance.

     Majority Certificateholder: The Holder or Holders of each Class of Class A Certificates evidencing Percentage Interests in excess of 51% in the aggregate.

     Margin: As to each Mortgage Loan in Loan Group 2, the percentage set forth as the "Margin" for such Mortgage Loan on the Mortgage Loan Schedule.

     Master Servicer: The Provident Bank, an Ohio banking corporation, or any successor thereto or any successor hereunder.

     Master Servicing Fee: As to any Due Period and each Mortgage Loan, the annual fee payable to the Master Servicer which, subject to Section 5.02, is calculated as an amount equal to the product of the Master Servicing Fee Rate and the Principal Balance of such Mortgage Loan as of the first day of such Due Period.

     Master Servicing Fee Rate: 0.50% per annum.

     Monthly Advance: An advance made by the Master Servicer pursuant to
Section 3.16.

     Monthly Payment: The scheduled monthly payment of principal and/or interest required to be made by a Mortgagor on the related Mortgage Loan.

     Moody's: Moody's Investors Service, Inc. or its successor in interest.

     Mortgage: The mortgage, deed of trust or other instrument creating a first or second lien on an estate in fee simple interest in real property securing a Mortgage Loan.

     Mortgage File: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

     Mortgage Loan Schedule: With respect to any date, the schedule of Mortgage Loans constituting assets of the Trust on such date which shall consist of the Initial Mortgage Loan Schedule, together with all Subsequent Mortgage Loan Schedules as of such date. Each Mortgage Loan Schedule shall set forth as to each Mortgage Loan (i) Cut-Off Date Principal Balance, (ii) the name of the Mortgagor, (iii) the account number, (iv) the original principal amount, (v) the CLTV as of the date of the origination of the related Mortgage Loan, (vi) the Due Date, (vii) the Loan Rate as of the Cut-Off Date, (viii) the first date on which a Monthly Payment is or was due under the Mortgage Note, (ix) the original stated maturity date of the Mortgage Note and if the Mortgage Loan is a Balloon Loan, the amortization terms, (x) the remaining number of months to maturity as of the Cut-Off Date, (xi) the State and zip code in which the related Mortgaged Property is situated, (xii) the type of property, (xiii) the lien status, (xiv) the applicable Loan Group and Cut-Off Date and (xv) with respect to each Mortgage Loan in Loan Group 2: (a) the Periodic Rate Cap, (b) the Margin, (c) the Lifetime Rate Cap and (d) the next Interest Rate Adjustment Date after the Cut-Off Date. The Mortgage Loan Schedules will be amended from time to time to reflect the substitution of an Eligible Substitute Mortgage Loan for a Defective Mortgage Loan from time to time hereunder.

     Mortgage Loans: The mortgage loans that are transferred and assigned to the Trustee pursuant to Sections 2.01, 2.05 and 2.06 together with the Related Documents, exclusive of Mortgage Loans that are transferred to the Master Servicer or the Seller, as the case may be, from time to time pursuant to Sections 2.02, 2.04, 3.01(f) and 2.06, as from time to time are held as a part of the Trust, such mortgage loans so held being identified in the Initial Mortgage Loan Schedule delivered on the Closing Date and any Subsequent Mortgage Loan Schedule delivered during the Funding Period.

     Mortgage Note: With respect to a Mortgage Loan, the note pursuant to which the related Mortgagor agrees to pay the indebtedness evidenced thereby which is secured by the related Mortgage.

     Mortgaged Property: The underlying property, including real property and improvements thereon, securing a Mortgage Loan.

     Mortgagor: The obligor or obligors under a Mortgage Note.

     Net Funds Cap Carryover Amount: With respect to the Class A-2 Certificates and any Distribution Date, the sum of (A) if on such Distribution Date the Certificate Rate for such Class is based upon the Weighted Average Loan Rate for Loan Group 2, the excess of (i) the amount of interest such Certificates would otherwise be entitled to receive on such Distribution Date had such rate been calculated at the related Formula Rate for such Distribution Date over (ii) the amount of interest payable in respect of such Certificates at the Weighted Average Loan Rate for such Distribution Date, (B) the Net Funds Cap Carryover Amount for all previous Distribution Dates not previously reimbursed pursuant to Section 5.06 and (C) one month's interest on the amount calculated in clause (B) at the related Formula Rate for such Distribution Date.

     Net Funds Cap Carryover Reserve Account: The account established and maintained by the Trustee pursuant to Section 5.06.

     Net Liquidation Proceeds: With respect to any Liquidated Mortgage Loan, Liquidation Proceeds net of unreimbursed Master Servicing Fees, Servicing Advances and Monthly Advances with respect thereto.

     Ninety Day Delinquency Amount: For any Due Period, the aggregate of the Principal Balances of all Mortgage Loans that are 90 or more days delinquent, in foreclosure, or 90 or more days delinquent and in bankruptcy or converted to REO Property as of the end of such Due Period.

     Ninety Day+ Rolling Average: With respect to any Distribution Date, the average of the applicable Ninety Day Delinquency Amounts for each of the three immediately preceding Due Periods, expressed as a percentage of the Pool Principal Balance as of the Closing Date.

     Nonrecoverable Advances: With respect to any Mortgage Loan, (i) any Servicing Advance or Monthly Advance previously made and not reimbursed pursuant to Section 3.03(ii) or (ii) a Servicing Advance or Monthly Advance proposed to be made in respect of a Mortgage Loan or REO Property which, in the good faith business judgment of the Master Servicer, as evidenced by an Officer's Certificate delivered to the Certificate Insurer, the Seller and the Trustee promptly following such determination, would not be ultimately recoverable pursuant to Section 3.03(ii).

     Officer's Certificate: A certificate signed by the President, an Executive Vice President, a Senior Vice President, a First Vice President, a Vice President, Assistant Vice President, the Treasurer, Assistant Treasurer, Assistant Secretary, Controller or Assistant Controller of the Master Servicer and delivered to the Trustee.

     One-Month LIBOR: For any Distribution Date, the rate for one month United States dollar deposits quoted on Telerate Page 3750 as of 11:00 A.M., London time, on the second LIBOR Business Day prior to the first day of the related Interest Period (or the second LIBOR Business Day prior to the Closing Date, in the case of the first Distribution Date). "Telerate Page 3750" means the display designated as page 3750 on the Telerate Service (or such other page as may replace page 3750 on that service for the purpose of displaying London interbank offered rates of major banks). If such rate does not appear on such page (or such other page as may replace that page on that service, or if such service is no longer offered, such other service for displaying LIBOR or comparable rates as may be reasonably selected by the Trustee after consultation with the Calculation Agent), the rate will be the Reference Bank Rate. If no such quotations can be obtained and no Reference Bank Rate is available, the Certificate Rate will be the Certificate Rate applicable to the preceding Distribution Date. On the second LIBOR Business Day immediately preceding each Distribution Date, the Trustee shall determine the Certificate Rate for the Interest Period commencing on such Distribution Date and inform the Master Servicer of such rate.

     Opinion of Counsel: A written opinion of counsel reasonably acceptable to the Trustee, but in any event, not at the expense of the Trustee, who may be in-house counsel for the Master Servicer or the Seller (except that any opinion relating to the qualification of the Trust as a REMIC or compliance with the REMIC Provisions must be an opinion of independent outside counsel) and who, in the case of opinions delivered to each of the Certificate Insurer and the Rating Agency, is reasonably acceptable to it.

     Original Class Certificate Principal Balance: With respect to the Class A-1 Certificates, $315,000,000 and with respect to the Class A-2 Certificates, $200,000,000.

     Original Spread Account Requirement Percentage: As to the Group 1 Certificates, 9.75%, and as to the Group 2 Certificates 13.75%.

     Outstanding Class Interest Carryover Shortfall: As to any Class of Class A Certificates and any Distribution Date, the amount of Class Interest Carryover Shortfall for such Distribution Date plus one month's interest thereon, at the related Certificate Rate to the extent permitted by law.

     Ownership Interest: As to any Certificate or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

     Payahead: With respect to any Due Date and Mortgage Loan, a Monthly Payment received by the Master Servicer with the scheduled Monthly Payment for such Due Date, intended by the related Mortgagor to be applied on a subsequent Due Date.

     Paying Agent: Any paying agent appointed pursuant to Section 6.05.

     Percentage Interest: As to any Class A Certificate, the percentage obtained by dividing the principal denomination of such Certificate by the aggregate of the principal denominations of all Class A Certificates of the same Class. As to any Class X or Class R Certificate, the portion of the Class evidenced thereby as stated on the face thereof, which shall be, in the case of the Class R Certificates, either 99.999999% or, but only with respect to the Tax Matters Person Residual Interest held by the Tax Matters Person, 0.000001%.

     Periodic Rate Cap: With respect to each Mortgage Loan in Loan Group 2 with respect to which the related Mortgage Note provides for a periodic rate cap, the maximum percentage increase or decrease in the Loan Rate permitted for such Mortgage Loan over the Loan Rate in effect as of an Interest Rate Adjustment Date, as set forth on the Mortgage Loan Schedule.

     Permitted Transferee: Any Person other than (i) the United States, any State or any political subdivision thereof or any agency or instrumentality of any of the foregoing, (ii) a foreign government, international organization or any agency or instrumentality of either of the foregoing, (iii) an organization which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income) (except certain farmers' cooperatives described in Code section 521) on any excess inclusions (as defined in Section 860E(c)(1)) with respect to any Class R Certificate, (iv) rural electric and telephone cooperatives described in Code section 1381(a)(2)(C), (v) a Person that is not a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof (including a partnership that is not treated as a United States person under any applicable Treasury regulations), an estate whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States or a trust if a court within the United States is able to exercise primary supervision of administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust; and (vi) any other Person not so designated by the Trustee based on an Opinion of Counsel to the effect that any transfer to such Person may cause the Trust to fail to qualify as a REMIC at any time the Certificates are outstanding. The terms "United States", "State" and "international organization" shall have the meanings set forth in Code section 7701 or successor provisions. A corporation will not be treated as an instrumentality of the United States or of any State or political subdivision thereof if all of its activities are subject to tax and, with the exception of the FHLMC, a majority of its board of directors is not selected by such governmental unit.

     Person: Any individual, corporation, partnership, joint venture, association, limited liability company, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     Policy: The Certificate Insurance Policy.

     Pool Factor: With respect to any Distribution Date and each Class of Class A Certificates, the percentage, carried to six places, obtained by dividing the Class Principal Balance of a Class of Class A Certificates for such Distribution Date by the Original Class Certificate Principal Balance of such Class.

     Pool Principal Balance: With respect to any date, the aggregate of the Principal Balances of all Mortgage Loans as of such date and the amount on deposit in the Pre-Funding Accounts on such date.

     Pre-Funding Accounts: The Pre-Funding Accounts established pursuant to
Section 4.02.

     Preference Amount: As defined in the Certificate Insurance Policy.

     Premium Amount: As to any Distribution Date and Certificate Group, the product of the Premium Percentage for such Certificate Group and the related Class Principal Balance before giving effect to distributions to be made on such Distribution Date.

     Premium Percentage: As defined in the Insurance Agreement for each Certificate Group.

     Prepayment Assumption: A conditional rate of prepayment equal to 4% per annum in the first month of the life of the mortgage loans and an additional 1.455% (precisely 16/11) (expressed as a percentage per annum) in each month thereafter until the twelfth month; beginning in the twelfth month and in each month thereafter during the life of the mortgage loans, a conditional prepayment rate of 20% per annum each month is assumed.

     Prepayment Interest Shortfall: With respect to any Distribution Date, for each Mortgage Loan that was the subject during the related Due Period of a Principal Prepayment in full an amount equal to the excess, if any, of (i) 30 days' interest on the Principal Balance of such Mortgage Loan at the Loan Rate (less the Master Servicing Fee Rate) over (ii) the amount of interest actually remitted by the Mortgagor in connection with such Principal Prepayment less the Master Servicing Fee for such Mortgage Loan in such month.

     Principal Balance: As to any Mortgage Loan, other than a Liquidated Mortgage Loan, and on any day, the Cut-Off Date Principal Balance, minus all collections credited against the Principal Balance of such Mortgage Loan. For purposes of this definition, a Liquidated Mortgage Loan shall be deemed to have a Principal Balance equal to the Principal Balance of the related Mortgage Loan immediately prior to the final recovery of related Liquidation Proceeds and a Principal Balance of zero as of the end of the Due Period in which such Mortgage Loan becomes a Liquidated Mortgage Loan.

     Principal Prepayment: Any payment or other recovery of principal on a Mortgage Loan equal to the outstanding Principal Balance thereof, received in advance of the final scheduled Due Date which is intended to satisfy a Mortgage Loan in full.

     Prospectus: The base prospectus dated February 7, 2000.

     Prospectus Supplement: The prospectus supplement dated June 22, 2000, relating to the offering of the Class A Certificates.

     Provident: The Provident Bank, or any successor thereto.

     Purchase Price: As to any Defective Mortgage Loan repurchased on any date pursuant to Sections 2.02 or 2.04 or any Mortgage Loan required or permitted to be purchased pursuant to Section 3.01(f), an amount equal to the sum of (i) the unpaid Principal Balance thereof, (ii) all unpaid accrued interest thereon (such accrued and unpaid interest may constitute all or a portion of unpaid Master Servicing Fees and unreimbursed Monthly Advances), computed at the applicable Loan Rate and (iii) any unreimbursed Servicing Advances with respect to such Mortgage Loan.

     Rating Agency: Any statistical credit rating agency, or its successor, that rated the Class A Certificates at the request of the Seller at the time of the initial issuance of the Certificates. If such agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Seller and acceptable to the Certificate Insurer, notice of which designation shall be given to the Trustee. References herein to the highest short term unsecured rating category of a Rating Agency shall mean "A-1+" or better in the case of Standard & Poor's and "P-1" or better in the case of Moody's, and in the case of any other Rating Agency shall mean such equivalent ratings. References herein to the highest long-term rating category of a Rating Agency shall mean "AAA" in the case of Standard & Poor's and "Aaa" in the case of Moody's and in the case of any other Rating Agency, such equivalent rating.

     Record Date: With respect to (i) the initial Distribution Date and all Classes of Certificates, the Closing Date, (ii) each subsequent Distribution Date and the Class X Certificates, the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs and (iii) each subsequent Distribution Date and the Class A Certificates, the day immediately preceding such Distribution Date; provided, however, that if any Class A Certificate becomes a Definitive Certificate, the record date for such Class A Certificate will be the last day of the month immediately preceding the month in which the related Distribution Date occurs.

     Reference Bank Rate: As to any Interest Period relating to the Class A Certificates, as follows: the arithmetic mean (rounded upwards, if necessary, to the nearest one-sixteenth of a percent) of the offered rates for United States dollar deposits for one month which are offered by the Reference Banks as of 11:00 A.M., London time, on the second LIBOR Business Day prior to the first day of such Interest Period to prime banks in the London interbank market for a period of one month in amounts approximately equal to the aggregate Principal Balance of the Class A Certificates; provided that at least three such Reference Banks provide such rate. If fewer than two offered rates appear, the Reference Bank Rate will be the arithmetic mean of the rates quoted by one or more major banks in New York City, selected by the Trustee after consultation with the Calculation Agent, as of 11:00 A.M., New York time, on such date for loans in U.S. Dollars to leading European Banks for a period of one month in amounts approximately equal to the aggregate Class Principal Balance of the Class A Certificates. If no such quotations can be obtained, the Reference Bank Rate shall be the Reference Bank Rate applicable to the preceding Interest Period.

     Reference Banks: Three major banks that are engaged in the London interbank market, selected by the Trustee after consultation with the Master Servicer.

     Regular Certificates: The Class A Certificates and the Class X
Certificates.

     Regular Certificateholder: A Holder of a Class A Certificate or Class X Certificate.

     Reimbursement Amount: As of any Distribution Date, the amount of any Premium Amount for either Certificate Group not paid on the date due plus interest on such amount at the Late Payment Rate (as defined in the Insurance Agreement). The Certificate Insurer shall notify the Trustee and Provident of the amount of any Reimbursement Amount.

     Related Documents: As defined in Section 2.01.

     REMIC: A "real estate mortgage investment conduit" within the meaning of
Section 860D of the Code.

     REMIC Certificate Maturity Date: The "latest possible maturity date" of the Regular Certificates as that term is defined in Section 2.10.

     REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations promulgated thereunder, as the foregoing may be in effect from time to time.

     REO Property: A Mortgaged Property that is acquired by the Trustee in foreclosure or by deed in lieu of foreclosure.

     Request for Release: A written request by either the Trustee or the Document Custodian for the release of a Mortgage File, in the form set forth herein in Exhibit J.

     Required Reserve Amount: The amount required to be in the Net Funds Cap Carryover Reserve Account at any time pursuant to Section 5.06(a).

     Reserve Account Initial Deposit: $5,000.

     Responsible Officer: When used with respect to the Trustee, any officer assigned to the Corporate Trust Office (or any successor thereto), including any vice president, assistant vice president, trust officer, any assistant secretary, any trust officer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of this Agreement, or to whomever any matter arising under this Agreement may be referred. When used with respect to the Seller or Master Servicer, the President or any Vice President, Assistant Vice President or any Secretary or Assistant Secretary.

     SAIF: The Savings Association Insurance Fund, as from time to time constituted, created under the Financial Institutions Reform, Recovery and Enhancement Act of 1989 or, if at any time after the execution of this Agreement the Savings Association Insurance Fund is not existing and performing duties now assigned to it, the body performing such duties on such date.

     Seller: The Provident Bank, an Ohio banking corporation, or any successor thereto, as seller hereunder.

     Servicing Advances: All reasonable and customary unanticipated "out of pocket" costs and expenses incurred in the performance by the Master Servicer of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of the Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of the REO Property, including reasonable fees paid to any independent contractor in connection therewith, (iv) compliance with the obligations under Sections 3.04, 3.07 or 3.20 and (v) in connection with the liquidation of a Mortgage Loan, expenditures relating to the purchase or maintenance of the First Lien pursuant to Section 3.18, all of which reasonable and customary unanticipated out-of-pocket costs and expenses are reimbursable to the Master Servicer to the extent provided in Sections 3.03(ii) and 3.03(vii) and 3.07.

     Servicing Certificate: A certificate completed and executed by a Servicing Officer on behalf of the Master Servicer.

     Servicing Officer: Any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Trustee (with a copy to the Certificate Insurer) by the Master Servicer, as such list may be amended from time to time, initially set forth in Exhibit P hereto.

     Specified Percentage: As to any Distribution Date, the percentage specified below for the applicable Distribution Date:

     Months from June 2000         Loan Group 1           Loan Group 2

     30-35                            1.60%                  2.40%
     36-47                            2.40%                  3.60%
     48-59                            3.20%                  4.80%
     60+                              4.00%                  6.00%

     Spread Account: Either Spread Account-1 or Spread Account-2 or, collectively, Spread Account-1 and Spread Account-2, as the context requires.

     Spread Account-1: The account maintained pursuant to Section 4.05 which account shall be an asset of the portion of the Trust for which a REMIC election is made.

     Spread Account-2: The account maintained pursuant to Section 4.05 which account shall not be an asset of the portion of the Trust for which a REMIC election is made.

     Spread Account Agreement: Each Spread Account Forward Delivery Agreement dated as of June 30, 2000 among the Trustee, Provident and Bank of America, N.A.

     Spread Account Deposit: With respect to the Group 1 Certificates, $30,712,500, and with respect to the Group 2 Certificates, $27,500,000.

     Spread Account Excess: As defined in Section 4.05 hereof.

     Standard & Poor's: Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies Inc., or its successor in interest.

     Start-up Day: The day designated as such pursuant to Section 2.09.

     Subsequent Mortgage Loan: Each Mortgage Loan identified on a Subsequent Mortgage Loan Schedule.

     Subsequent Mortgage Loan Schedule: As of any Distribution Date, the schedule that is identified as the schedule of Subsequent Mortgage Loans and is attached to the related Subsequent Transfer Agreement.

     Subsequent Transfer Agreement: Each Subsequent Transfer Agreement entered into between the Seller and the Trustee pursuant to the terms hereof, and substantially in the form attached as Exhibit Q hereto.

     Subsequent Transfer Date: With respect to any Subsequent Mortgage Loan, the date of conveyance of such Subsequent Mortgage Loan pursuant to the related Subsequent Transfer Agreement.

     Subservicer: Any Person with whom the Master Servicer has entered into a Subservicing Agreement and who satisfies the requirements set forth in Section 3.01(b) in respect of the qualification of a Subservicer.

     Subservicing Agreement: Any agreement between the Master Servicer and any Subservicer relating to subservicing and/or administration of certain Mortgage Loans as provided in Section 3.01(b), a copy of which shall be delivered, along with any modifications thereto, to the Trustee and the Certificate Insurer.

     Substitution Adjustment: As to any date on which a substitution occurs pursuant to Section 2.06, the excess of (i) the aggregate Principal Balances of all Defective Mortgage Loans to be replaced by Eligible Substitute Mortgage Loans (after application of principal payments received on or before the date of substitution of any Eligible Substitute Mortgage Loans as of the date of substitution), together with all accrued and unpaid interest (such accrued and unpaid interest may constitute all or a portion of a unreimbursed Monthly Advance) thereon at the Loan Rate, plus the amount of any unreimbursed Servicing Advances made by the Master Servicer with respect to such Defective Mortgage Loan over (ii) the Principal Balance of such Eligible Substitute Mortgage Loan as of the date of substitution.

     Supplemental Interest Distribution: With respect to any Distribution Date and the Interest Rate Cap Agreement and prior to giving effect to any claim under the Certificate Insurance Policy but after giving effect to withdrawals from a Spread Account pursuant to Section 4.05(c), the lesser of (x) the related Cap Contract Distribution for such Distribution Date and (y) the positive excess of (a) the Class Interest Distribution for the Class A-1 Certificates over (b) the excess of (1) all amounts on deposit in the Distribution Account as of such Distribution Date in respect of payments on the Mortgage Loans in the related Loan Group allocable to interest including, without limitation, amounts deposited into the Distribution Account from the related Capitalized Interest Account pursuant to Section 4.02 and withdrawals from a Spread Account as a result of a shortfall in related Available Funds to pay such Class Interest Distribution on such Distribution Date over (2) the amounts calculated pursuant to Section 5.01(a)(i)(1) for such Distribution Date.

     Supplemental Mortgage Loan Schedule: As defined in Section 2.06(b).

     Tax Matters Person: As defined in Section 2.12.

     Tax Matters Person Residual Interest: A 0.000001% interest in the Class R Certificates, which shall be issued to and held by the Trustee.

     Termination Price: As defined in Section 10.01(a).

     Transfer Date: With respect to any Initial Mortgage Loan, the Closing Date and with respect to any Subsequent Mortgage Loan, the related Subsequent Transfer Date.

     Transaction Documents: This Agreement, the Spread Account Agreement, the Collateral Agreement (if any), the Insurance Agreement and the Interest Rate Cap Agreement.

     Transition Period: As defined in Section 8.02.

     Trust: The trust created by this Agreement, the corpus of which consists of the Mortgage Loans, such assets as shall from time to time be deposited in the Collection Account, the Spread Accounts, the Net Funds Cap Carryover Reserve Account, the Pre-Funding Accounts, the Capitalized Interest Accounts and the Distribution Account, including all Cap Contract Distributions, in accordance with this Agreement, property that secured a Mortgage Loan and that has become REO Property, the Certificate Insurance Policy, the Cap Contract Obligations, certain hazard insurance policies maintained by the Mortgagors or the Master Servicer in respect of the Mortgage Loans and all proceeds of each of the foregoing.

     Trustee: Norwest Bank Minnesota, National Association, or any successor Trustee appointed in accordance with this Agreement that has accepted such appointment in accordance with this Agreement.

     Trustee Fee: As to any Distribution Date and Loan Group, an amount equal to 0.0075% per annum of the Principal Balance of the Mortgage Loans in the related Loan Group as of the first day of the preceding Due Period.

     UCC: The Uniform Commercial Code, as amended from time to time, as in effect in any specified jurisdiction.

     Voting Rights: The portion of the aggregate voting rights of all the Certificates evidenced by a Certificate. At all times during the term of this Agreement, the Voting Rights shall be allocated among Holders of the Class A Certificates in proportion to the Original Class Certificate Principal Balances of the Class A Certificates. Voting Rights allocated to a Class of Certificates shall be allocated among the Certificates of each such Class in accordance with their respective Percentage Interests. The Holders of the Class X and Class R Certificates shall have no Voting Rights.

     Weighted Average Loan Rate: Either of the Group 1 Weighted Average Loan Rate or the Group 2 Weighted Average Loan Rate, as the context requires.

     Section 1.02. Interest Calculations. All calculations of interest hereunder that are made in respect of the Principal Balance of a Mortgage Loan shall be made on the basis of a 360-day year consisting of twelve 30-day months. The Certificate Rate for the Class X Certificates shall be calculated on the basis of a 360-day year consisting of twelve 30-day months. The Certificate Rate for the Class A Certificates shall be calculated on the basis of a 360-day year and the actual number of days elapsed. The calculation of the Trustee Fee, the Master Servicing Fee and the Premium Percentage shall be made on the basis of a 360-day year consisting of twelve 30-day months. All dollar amounts calculated hereunder shall be rounded to the nearest penny with one-half of one penny being rounded down.

                                  ARTICLE II

                         Conveyance of Mortgage Loans;
                      Original Issuance of Certificates;
                                 Tax Treatment

     Section 2.01. Conveyance of Mortgage Loans. (a) The Seller, concurrently with the execution and delivery of this Agreement, does hereby establish the Trust, appoint the Trustee as trustee of the Trust and transfer, assign, sell, set over and otherwise convey to the Trust without recourse (subject to Sections 2.02 and 2.04) (1) all of its right, title and interest in and to each Mortgage Loan, including the related Cut-Off Date Principal Balance, all interest accruing thereon on and after the Cut-Off Date and all collections in respect of interest and principal received on and after the Cut-Off Date (exclusive of (A) payments in respect of interest accrued on the Mortgage Loans during May 2000 due on or after the Cut-Off Date and permitted to be withdrawn from the Collection Account pursuant to Section 3.03(v)(b) and (B) payments in respect of interest on the Mortgage Loans due prior to the Cut-Off Date and received thereafter and permitted to be withdrawn from the Collection Account pursuant to Section 3.03(v)(b)); (2) property which secured such Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure; (3) its interest in any insurance policies in respect of the Mortgage Loans; (4) such amounts as may be deposited into and held by the Trustee in the Pre-Funding Accounts and the Capitalized Interest Accounts; and
(5) all proceeds of any of the foregoing. In addition, on or prior to the Closing Date, the Seller shall cause the Certificate Insurer to deliver the Certificate Insurance Policy to the Trustee. The foregoing sale, transfer, assignment, set over and conveyance does not and is not intended to result in a creation or an assumption by the Trustee of any obligation of the Seller or any other Person in connection with the Mortgage Loans or any agreement or instrument relating thereto except as specifically set forth herein.

     In connection with such transfer, assignment, sale and conveyance by the Seller, the Seller shall deliver to, and deposit with, the Document Custodian (in the case of paragraphs (ii), (iv), (v) and (vi) below) or the Trustee or its designee (in the case of paragraphs (i) and (iii) below), on or before the Closing Date (except that in the case of paragraph (iii) such documents need not be delivered to the Trustee for up to 90 days from the Closing Date), the following documents or instruments with respect to each Mortgage Loan (the "Related Documents") and the Initial Mortgage Loan Schedule in computer readable format:

               (i) the original Mortgage Note, endorsed (which endorsement may be by an allonge) without recourse either (A) in blank or (B) to the order of the Trustee, in either case with all intervening endorsements showing a complete chain of title from the originator of such Mortgage Loan to the Seller or in the event the Seller conducts business under any other name, in the form of "The Provident Bank, d/b/a [such other name]";

               (ii) the original Mortgage, with evidence of recording thereon, provided that if the original Mortgage has been delivered for recording to the appropriate public recording office of the jurisdiction in which the Mortgaged Property is located but has not yet been returned to the Seller by such recording office, the Seller shall deliver to the Document Custodian a certified true copy of such original Mortgage so certified by the Seller, together with a certificate of the Seller certifying that such original Mortgage has been so delivered to such recording office; in all such instances, the Seller shall deliver or cause to be delivered the original recorded Mortgage to the Document Custodian promptly upon receipt of the original recorded Mortgage;

               (iii) the original Assignment of Mortgage, assigned by the Seller either (A) in blank or (B) to the Trustee, which assignment shall be in form and substance acceptable for recording (in the event the Seller conducts business under any name other than The Provident Bank, in the form of "The Provident Bank, d/b/a [such other name]");

               (iv) the original attorney's opinion of title or the original policy of title insurance, provided that if any such original policy of title insurance has not yet been received by the Seller, the Seller may have delivered to the Document Custodian a copy of such policy or a title insurance binder or commitment for the issuance of such policy;

               (v) originals of all intervening assignments of Mortgage, with evidence of recording thereon, showing a complete chain of title from the originator to the Seller, provided that if any such original intervening assignment of Mortgage has been delivered for recording to the appropriate public recording office of the jurisdiction in which the Mortgaged Property is located but has not yet been returned to the Seller by such recording office, the Seller may have delivered to the Document Custodian a certified true copy of such original assignment of Mortgage so certified by the Seller, together with a certificate of the Seller certifying that such original assignment of Mortgage has been so delivered to such recording office; in all such instances, the Seller shall deliver or cause to be delivered any such original assignments to the Document Custodian promptly upon receipt thereof; and

               (vi) originals of all assumption and modification agreements, if any.

     For so long as an Assignment Event has not occurred, the Document Custodian shall be entitled to maintain possession of each Mortgage File (other than the related Mortgage Note and the Assignment of Mortgage) for each Mortgage Loan. Within 30 days of an Assignment Event, the Seller, at its expense, shall cause the portion of the Mortgage Files held by the Document Custodian to be delivered to the Trustee or its designee.

     The Seller hereby confirms to the Trustee that as of each Transfer Date, it shall cause the portions of the Electronic Ledger relating to the related Mortgage Loans to be clearly and unambiguously marked to indicate that such Mortgage Loans have been transferred to the Trustee as of such date and constitute part of the Trust in accordance with the terms of the trust created hereunder. The Electronic Ledger shall indicate that the Mortgage Files (other than the Mortgage Notes and the Assignments of Mortgage) are held by the Document Custodian as custodian for the Trustee of the Provident Bank Home Equity Loan Trust 2000-2.

     Within 30 days of an Assignment Event, the Seller, at its own expense, shall deliver notice of such event to the Trustee, the Rating Agencies and the Certificate Insurer and shall either (i) record the Assignments of Mortgage in favor of the Trustee in the appropriate real property or other records (which may be a blanket assignment if permitted by applicable law) or (ii) deliver to the Trustee, the Rating Agencies and the Certificate Insurer an Opinion of Counsel in form and substance acceptable to the Certificate Insurer to the effect that recording is not required to protect the Trustee's right, title and interest in and to the related Mortgage Loan or, in the event a court should recharacterize the conveyance of the Mortgage Loans as a loan or a pledge of security for a loan, to perfect a first priority security interest in favor of the Trustee in the related Mortgage Loan. With respect to any Assignment of Mortgage as to which the related recording information is unavailable within 30 days of an Assignment Event, the Seller shall notify the Trustee and such Assignment of Mortgage shall be submitted by the Seller for recording within 30 days after receipt of such information but in no event later than one year from the date such Assignment of Mortgage is otherwise required to be recorded pursuant to this Section. The Trustee shall be provided a copy of each Assignment of Mortgage submitted for recording and such copy shall be retained by it. In the event that any such Assignment of Mortgage is lost or returned unrecorded because of a defect therein, the Seller, at its own expense, shall promptly prepare a substitute Assignment of Mortgage or cure such defect, as the case may be, and thereafter the Seller shall be required to submit each such Assignment of Mortgage for recording. Any failure of the Seller to comply with this Section shall result in the obligation of the Seller to purchase the related Mortgage Loans pursuant to the provisions of Section 2.02 or substitute for the related Mortgage Loans pursuant to the provisions of Section 2.06.

          (b) The parties hereto intend that the transaction set forth herein be a sale by the Seller to the Trust of all the Seller's right, title and interest in and to the Mortgage Loans and other property described above. In the event the transaction set forth herein is deemed not to be a sale, the Seller hereby grants to the Trust a security interest in all of the Seller's right, title and interest in, to and under the Mortgage Loans and other property of the Trust described above; and this Agreement shall constitute a security agreement under applicable law.

     The Seller agrees to prepare, execute and file UCC-1 financing statements with the Secretary of State in the State of Ohio and the Hamilton County, Ohio Recorder's Office (which shall have been filed on or before the Closing Date) describing the Mortgage Loans and naming the Seller as debtor and the Trustee, on behalf of the Trust, as secured party, and all necessary continuation statements and any amendments to the UCC-1 financing statements required to reflect a change in the name or corporate structure of the Seller or the filing of any additional UCC-1 financing statements due to the change in the principal offices of the Seller or as otherwise required by applicable law, as are necessary to perfect and protect the Trustee's interest in each Mortgage Loan and the proceeds thereof.

     The Seller and the Master Servicer shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. The Trustee shall cooperate with the Seller and Master Servicer with respect to such action as requested by such parties or the Certificate Insurer.

          (c) The Trustee shall, for the benefit of Certificateholders, within 60 days after the applicable Transfer Date certify to the Seller, the Certificate Insurer and the Master Servicer that all Mortgage Notes have been executed and received, and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule and that the Mortgage Notes have been endorsed as set forth in Section 2.01(a)(i) (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in such certification as not covered by such certification), and in so doing the Trustee may rely on the purported due execution and genuineness of any signature thereon. Within 180 days after the applicable Transfer Date, the Trustee agrees, for the benefit of Certificateholders, to certify to the Seller, the Certificate Insurer and the Master Servicer that all Assignments of Mortgages have been executed as set forth in Section 2.01(a)(iii) and received, and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, and in so doing the Trustee may rely on the purported due execution and genuineness of any signature thereon. If within such 60-day period or 180-day period, as applicable, the Trustee finds any such document constituting a part of a Mortgage File not to have been executed or received or to be unrelated to the Mortgage Loans identified in said Mortgage Loan Schedule or, if in the course of its review, the Trustee determines that such Mortgage File is otherwise defective in any material respect, the Trustee shall, promptly upon the conclusion of such review, notify the Seller, the Master Servicer and the Certificate Insurer, and the Seller shall have a period of 90 days after such notice within which to correct or cure any such defect; provided, however, that if such defect shall not have been corrected or cured within such 90-day period due primarily to the failure of the related office of real property or other records to return any document constituting a part of a Mortgage File, the Seller shall so notify the Trustee in writing and the period during which such defect may be corrected or cured shall be extended until such time as any such documents are returned from such related office (in no event, however, will such period extend beyond one (1) year from the date of discovery of such defect); provided that prior to any such extension the Seller shall deliver to the Trustee a true copy of such document with a certification by the Seller on the face of such copy substantially as follows: "certified true and correct copy of original which has been transmitted for recordation."

     The Trustee agrees, for the benefit of Certificateholders, within 60 days following receipt of the Mortgage Files after an Assignment Event, to certify to the Seller, the Certificate Insurer and the Master Servicer that it has reviewed each Mortgage File and that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in the certification in the form annexed hereto as Exhibit E as not covered by such certification), (i) all documents constituting part of such Mortgage File required to be delivered to it pursuant to paragraphs (i) - (iv) of Section 2.01(a) are in its possession,
(ii) such documents have been reviewed by it and appear regular on their face and relate to such Mortgage Loan, (iii) based on its examination and only as to the foregoing, the information set forth in the Mortgage Loan Schedule which corresponds to items (ii), (iii), (vi) and (viii) of the definition of "Mortgage Loan Schedule" accurately reflects information set forth in the Mortgage File. If within such 60-day period, the Trustee finds any document constituting a part of the Mortgage File not to have been executed or received or to be unrelated to the Mortgage Loans identified in said Mortgage Loan Schedule or, if in the course of its review, the Trustee determines that such Mortgage File is otherwise defective in any material respect, the Trustee shall notify the parties and follow the other procedures set forth in the preceding paragraph.

          (d) The Trustee shall have no responsibility for reviewing any Mortgage File except as expressly provided in subsection (c) of Section 2.01. Without limiting the effect of the preceding sentence, in reviewing any Mortgage File pursuant to such subsection, the Trustee shall have no responsibility for determining whether any document is valid and binding, whether the text of any assignment or endorsement is in proper or recordable form assigned and endorsed in blank or whether any document has been recorded in accordance with the requirements of any applicable jurisdiction, but shall only be required to determine whether a document has been executed, that it appears to be what it purports to be and, where applicable, that it purports to be recorded, but shall not be required to determine whether any Person executing any document is authorized to do so or whether any signature thereon is genuine.

     Section 2.02. Acceptance by Trustee. The Trustee hereby acknowledges its receipt of the Certificate Insurance Policy, the Mortgage Notes, subject to the review provided for in Section 2.01, and the sale and assignment of the Mortgage Loans, and, subject to the review and period for delivery provided for in Section 2.01, and the Document Custodian's receipt of the Mortgage Files (based on the Document Custodian's representation that it has received the portion of the Mortgage Files being held by it hereunder), and declares that the Trustee will hold such documents and all amounts received by it thereunder and hereunder in trust, upon the terms herein set forth, for the use and benefit of all present and future Certificateholders and the Certificate Insurer. The Trustee shall hold such documents in its offices in Minnesota, including such documents delivered to it by the Document Custodian in connection with an Assignment Event and may move such documents to another location with the prior consent of the Certificate Insurer. If the Seller is given notice under Section 2.01(c) and if the Seller does not correct or cure such omission or defect within the applicable 90-day period specified in
Section 2.01(c), the Seller shall purchase such Mortgage Loan from the Trustee or substitute an Eligible Substitute Mortgage Loan for such Mortgage Loan in accordance with Section 2.06, (i) on the Determination Date in the month following the month in which such 90-day period expired at the Purchase Price of such Mortgage Loan or in accordance with Section 2.06, as applicable or
(ii) upon the expiration of such 90-day period if the omission or defect would result in the related Mortgage Loan not being a "qualified mortgage loan" for purposes of Section 860G(a)(3) of the Code. The Purchase Price for the purchased Mortgage Loan shall be deposited in the Collection Account no later than the applicable Determination Date or the Business Day preceding the expiration of such 90-day period, as the case may be and, upon receipt by the Trustee of written notification of such deposit signed by an officer of the Seller, the Trustee shall direct the Document Custodian to release to the Seller the related Mortgage File and the Trustee and the Document Custodian shall execute and deliver such instruments of transfer or assignment, prepared by and at the expense of the Seller, in each case without recourse, as shall be necessary to vest in the Seller or its designee any Mortgage Loan released pursuant hereto. It is understood and agreed that the obligation of the Seller to purchase any Mortgage Loan or substitute an Eligible Substitute Mortgage Loan for such Mortgage Loan as to which a material defect in or omission of a constituent document exists shall constitute the sole remedy against the Seller respecting such defect or omission available to the Certificate Insurer, the Certificateholders or the Trustee on behalf of Certificateholders.

     The Master Servicer, promptly following the transfer of (i) a Defective Mortgage Loan from the Trust or (ii) an Eligible Substitute Mortgage Loan to the Trust pursuant to this Section and Section 2.06, as the case may be, shall amend the Mortgage Loan Schedule, appropriately mark the Electronic Ledger and make appropriate entries in its general account records to reflect such transfer and the addition of any Eligible Substitute Mortgage Loan, if applicable.

     Section 2.03. Representations and Warranties Regarding the Seller and the Master Servicer. (a) Provident, as Seller and Master Servicer, represents and warrants that, as of the Closing Date and each Subsequent Transfer Date:

               (i) It is an Ohio banking corporation, validly existing and in good standing under the laws of the State of Ohio and has the corporate power to own its assets and to transact the business in which it is currently engaged. It is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or any properties owned or leased by it requires such qualification and in which the failure so to qualify would have a material adverse effect on its business, properties, assets or condition (financial or other);

               (ii) It has the corporate power and authority to make, execute, deliver and perform this Agreement and all of the transactions contemplated under this Agreement, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement. When executed and delivered, this Agreement will constitute its legal, valid and binding obligation enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies;

               (iii) It is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement, except for such consent, license, approval or authorization, or registration or declaration, as shall have been obtained or filed, as the case may be, prior to the Closing Date or Subsequent Transfer Date, as applicable;

               (iv) The execution, delivery and performance of this Agreement by it will not violate any provision of any existing law or regulation or any order or decree of any court applicable to it or any of its properties or any provision of its Articles of Incorporation or Code of Regulations, or constitute a material breach of any mortgage, indenture, contract or other agreement to which it is a party or by which it may be bound;

               (v) No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending, or to its knowledge threatened, against it or any of its properties or with respect to this Agreement or the Certificates which in its opinion has a reasonable likelihood of resulting in a material adverse effect on the transactions contemplated by this Agreement;

               (vi) No certificate of an officer, statement furnished in writing or report delivered by it pursuant to the terms hereof contains any untrue statement of a material fact or omits to state any material fact necessary to make the certificate, statement or report not misleading;

               (vii) The transactions contemplated by this Agreement are in the ordinary course of business of Provident; and

               (viii) It is not insolvent, nor will it be made insolvent by the transfer of the Mortgage Loans, nor is it aware of any pending insolvency; and it did not sell the Mortgage Loans to the Trust with any intent to hinder, delay or defraud any of its creditors;

          (b) The representations and warranties set forth in this Section shall survive the sale and assignment of the Mortgage Loans to the Trust. Upon discovery of a breach of any representations and warranties which materially and adversely affects the interests of the Certificateholders or the Certificate Insurer, the Person discovering such breach shall give prompt written notice to the other parties and to the Certificate Insurer. Within 30 days of its discovery or its receipt of notice of breach or, with the prior written consent of a Responsible Officer of the Trustee, such longer period specified in such consent, the Seller or the Master Servicer, as appropriate, shall cure such breach in all material respects.

     Section 2.04. Representations and Warranties of the Seller Regarding the Mortgage Loans. (a) The Seller represents and warrants to the Master Servicer, the Certificate Insurer and the Trustee on behalf of the Certificateholders as follows as of the applicable Transfer Date or of such other specified date:

               (i) The information with respect to each Mortgage Loan set forth in the Mortgage Loan Schedule is true and correct in all material respects as of the related Cut-Off Date;

               (ii) The Mortgage File relating to each Mortgage Loan contains each of the documents and instruments specified to be included therein;

               (iii) Each Mortgaged Property is improved by a one- to four-family single family residential dwelling, which may include condominiums, townhouses, rowhouses, manufactured housing and planned unit developments. No Mortgaged Property is a mobile home;

               (iv) Each Mortgage Loan is a closed-end mortgage loan and all amounts due under the related Mortgage Note have been advanced. Each Mortgage Loan has an original term to maturity from the date on which the first Monthly Payment is due of not more than 30 years with respect to the Mortgage Loans in Loan Group 1 and not more than 30 years with respect to the Mortgage Loans in Loan Group 2;

               (v) Not more than 39.00% of the Mortgage Loans in Loan Group
1 (by aggregate Cut-Off Date Principal Balance) are Balloon Loans and none of the Mortgage Loans in Loan Group 2 are Balloon Loans;

               (vi) Each Mortgage Note in respect of a Mortgage Loan in
Loan Group 1 provides for level monthly payments sufficient to fully amortize the principal balance of such Mortgage Note on its maturity date or is a Balloon Loan;

               (vii) All of the Mortgage Loans in Loan Group 2 are Adjustable Rate Mortgage Loans. Each Mortgage Note in Loan Group 2 accrues interest at an adjustable Loan Rate computed on an actuarial basis. Each Loan Rate relating to a Mortgage Loan in Loan Group 2 adjusts semi-annually (after an initial fixed period of either six months, twenty-four months or thirty-six months, as specified on the related Mortgage Note) to equal the sum of the applicable Index and the Margin. All of the Mortgage Loans in Group 2 are subject to a Periodic Rate Cap, Lifetime Rate Cap and Lifetime Rate Floor. The Monthly Payment with respect to each Mortgage Loan in Loan Group 2 adjusts with each adjustment to the Loan Rate and if timely paid is sufficient to fully amortize the principal balance of such Mortgage Note on its maturity date. With respect to the Interest Rate Adjustment Date for 79.98% of the Initial Mortgage Loans in Loan Group 2 (by Cut-Off Date Loan Group Principal Balance), the Periodic Rate Cap is 1.00% (282 Initial Mortgage Loans, representing 21.00% of the Initial Mortgage Loans in Loan Group 2 by Cut-Off Date Loan Group Principal Balance have a Periodic Cap ranging from 1.25% to 6.00%). With respect to the Mortgage Loans in Loan Group 2, the Lifetime Rate Caps range between 14.10% per annum and 23.85% per annum;

               (viii) Each Mortgage is a valid and subsisting first or second lien of record on the Mortgaged Property subject, in the case of any second Mortgage Loan, only to a First Lien on such Mortgaged Property and subject in all cases to the exceptions to title set forth in the title insurance policy with respect to the related Mortgage Loan, which exceptions are generally acceptable to second mortgage lending companies, and such other exceptions to which similar properties are commonly subject and which do not individually, or in the aggregate, materially and adversely affect the benefits of the security intended to be provided by such Mortgage. Any security agreement, chattel mortgage or equivalent document related to the Mortgage and delivered to the Trustee establishes in the Seller a valid and subsisting lien on the property described therein, and the Seller has full right to assign the same to the Trustee;

               (ix) Except with respect to liens released immediately prior to the transfer herein contemplated, each Mortgage Note and related Mortgage have not been assigned or pledged and immediately prior to the transfer and assignment herein contemplated, the Seller held good, marketable and indefeasible title to, and was the sole owner and holder of, each Mortgage Loan subject to no liens, charges, mortgages, claims, participation interests, equities, pledges or security interests of any nature, encumbrances or rights of others (collectively, a "Lien"); the Seller has full right and authority under all governmental and regulatory bodies having jurisdiction over the Seller, subject to no interest or participation of, or agreement with, any party, to sell and assign the same pursuant to this Agreement; and immediately upon the transfer and assignment herein contemplated, the Seller shall have transferred all of its right, title and interest in and to each Mortgage Loan to the Trust (or its assignee) and the Trust (or its assignee) will hold good, marketable and indefeasible title, to, and be the sole owner of, each Mortgage Loan subject to no Liens;

               (x) Other than with respect to one Mortgage Loan, each Mortgage Loan is less than 30 days delinquent;

               (xi) There is no delinquent tax, fee or assessment lien on any Mortgaged Property, and each Mortgaged Property is free of material damage and is in good repair;

               (xii) No Mortgage Loan is subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of any Mortgage Note or Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

               (xiii) None of the Mortgage Loans are retail installment contracts for goods or services or are home improvement loans for goods or services, which would be either "consumer credit contracts" or "purchase money loans" as such terms are defined in 16 C.F.R. ss.433.1;

               (xiv) No Mortgagor has or will have a claim or defense against the Seller or any assignor or assignee of the Seller under any express or implied warranty with respect to goods or services provided in connection with any Mortgage Loan;

               (xv) The Mortgage, the Mortgage Note and the other Related Documents contain the entire agreement of the parties and all obligations of the Seller under the related Mortgage Loan, and no other agreement defines, modifies or expands the obligations of the Seller under the Mortgage Loan;

               (xvi) There is no mechanics' lien or claim for work, labor or material affecting any Mortgaged Property which is or may be a lien prior to, or equal or coordinate with, the lien of the related Mortgage, and no rights are outstanding that under law could give rise to such a lien except those which are insured against by the title insurance policy referred to in paragraph (xvii) below;

               (xvii) Each Mortgage Loan at the time it was made complied with, and each Mortgage Loan at all times was serviced in compliance with, in each case, in all material respects, applicable state and federal laws and regulations, including, without limitation, usury, equal credit opportunity, consumer credit, truth-in-lending and disclosure laws;

               (xviii) With respect to each Mortgage Loan, either (i) a lender's title insurance policy, issued in standard American Land Title Association or California Land Title Association form, or other form acceptable in a particular jurisdiction, by a title insurance company authorized to transact business in the state in which the related Mortgaged Property is situated, together with a condominium endorsement, if applicable, in an amount at least equal to the original principal balance of such Mortgage Loan insuring the mortgagee's interest under the related Mortgage Loan as the holder of a valid first or second mortgage lien of record on the real property described in the Mortgage, subject only to the exceptions of the character referred to in paragraph (viii) above, was valid and in full force and effect on the date of the origination of such Mortgage Loan and as of the applicable Transfer Date or (ii) an attorney's opinion of title was prepared in connection with the origination of such Mortgage Loan. The Seller is the sole named insured of such mortgage title insurance policy, the assignment to the Trust of the Seller's interest in such mortgage title insurance policy does not require the consent of or notification to the insurer or the same has been obtained, and such mortgage title insurance policy is in full force and effect and will be in full force and effect and inure to the benefit of the Trust upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such mortgage title insurance policy and no prior holder of the related Mortgage, including the Seller, has done, by act or omission, anything that would impair the coverage of such mortgage title insurance policy;

               (xix) The improvements upon each Mortgaged Property are covered by a valid and existing hazard insurance policy with a generally acceptable carrier that provides for fire and extended coverage representing coverage described in Sections 3.04 and 3.05;

               (xx) A flood insurance policy is in effect with respect to each Mortgaged Property with a generally acceptable carrier in an amount representing coverage described in Sections 3.04 or 3.05, if and to the extent required by Sections 3.04 or 3.05;

               (xxi) Each Mortgage Note and the related Mortgage are genuine, and each Mortgage and Mortgage Note is the legal, valid and binding obligation of the related Mortgagor and is enforceable in accordance with its terms, except only as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law), and all parties to each Mortgage Loan and the Mortgagee had full legal capacity to execute all Mortgage Loan documents and to convey the estate therein purported to be conveyed;

               (xxii) The Seller has directed the Master Servicer to perform any and all acts required to be performed to preserve the rights and remedies of the Trustee in any insurance policies applicable to the Mortgage Loans including, without limitation, any necessary notifications of insurers, assignments of policies or interests therein, and establishments of co-insured, joint loss payee and mortgagee rights in favor of the Trustee;

               (xxiii) No more than 0.40% and 0.64% of the Mortgage Loans in Loan Group 1 and Loan Group 2, respectively (by applicable aggregate Cut-Off Date Principal Balance) are secured by Mortgaged Properties located within any single zip code area;

               (xxiv) The terms of the Mortgage Note and the Mortgage have not been impaired, altered or modified in any material respect, except by a written instrument which has been recorded or is in the process of being recorded, if necessary, to protect the interests of the Certificateholders and the Certificate Insurer and which has been or will be delivered to the Trustee. The substance of any such alteration or modification is reflected on the Mortgage Loan Schedule and was approved, if required, by the related primary mortgage guaranty insurer, if any. Each original Mortgage was recorded, and all subsequent assignments of the original Mortgage have been recorded in the appropriate jurisdictions wherein such recordation is necessary to perfect the lien thereof as against creditors of the Seller, or are in the process of being recorded;

               (xxv) No instrument of release or waiver has been executed in connection with the Mortgage Loan, and no Mortgagor has been released, in whole or in part;

               (xxvi) Except as provided in subclause (x) above, there are no defaults in complying with the terms of the Mortgage, and any taxes, governmental assessments, insurance premiums, water, sewer and municipal charges or ground rents which previously became due and owing have been paid. The Seller has not advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required by the Mortgage Note, except for interest accruing from the date of the Mortgage Note or date of disbursement of the Mortgage proceeds, whichever is later, to the day which precedes by one month the Due Date of the first installment of principal and interest;

               (xxvii) There is no proceeding pending or threatened for the total or partial condemnation of any Mortgaged Property, nor is such a proceeding currently occurring, and such property is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty, so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended;

               (xxviii) All of the improvements which were included for the purpose of determining the appraised value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of such property, and no improvements on adjoining properties encroach upon the Mortgaged Property;

               (xxix) No improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation. All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities and the Mortgaged Property is lawfully occupied under applicable law;

               (xxx) The proceeds of each Mortgage Loan have been fully disbursed, and there is no obligation on the part of the mortgagee to make future advances thereunder. Any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing or recording the Mortgage Loans were paid;

               (xxxi) Each Mortgage Note is not and has not been secured by any collateral, pledged account or other security except the lien of the corresponding Mortgage and, in certain circumstances, additional real estate collateral;

               (xxxii) Approximately 3% of the aggregate Principal Balances of the Mortgage Loans are subject to the Home Ownership and Equity Protection Act of 1994 ("HOEPA"). With respect to each Mortgage Loan which is subject to the provisions of HOEPA, the Mortgage Loan is identified as such on the Mortgage Loan Schedule, and the related Mortgage File contains a notice from the originator and a copy of a notice to each entity which was a purchaser or assignee of the Mortgage Loan satisfying the provisions of HOEPA and the regulations issued thereunder to the effect that the Mortgage Loan is subject to special truth-in-lending rules;

               (xxxiii) There is no obligation on the part of the Seller or any other party to make payments in respect of a Mortgage Loan in addition to those made by the Mortgagor;

               (xxxiv) With respect to each Mortgage constituting a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the Certificateholders to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor;

               (xxxv) No Mortgage Loan has a shared appreciation feature or other contingent interest feature;

               (xxxvi) The related First Lien, if any, requires equal monthly payments, unless such First Lien is a balloon loan, or if it bears an adjustable interest rate, the monthly payments for the related First Lien may be adjusted no more frequently than monthly;

               (xxxvii) Either (i) no consent for the Mortgage Loan is required by the holder of the related First Lien or (ii) such consent has been obtained and is contained in the Mortgage File;

               (xxxviii) With respect to any First Lien that provides for negative amortization or deferred interest, the balance of such First Lien used to calculate the Combined Loan-to-Value Ratio for the Mortgage Loan is based on the maximum amount of negative amortization possible under such First Lien. With respect to any First Lien which is an open-ended loan, the Combined Loan-to-Value Ratio was calculated based on the maximum amount of principal which the borrower may incur thereunder;

               (xxxix) The maturity date of the Mortgage Loan is prior to the maturity date of the related First Lien, if any, if such First Lien provides for a balloon payment. No Mortgage Loan provides for negative amortization;

               (xl) All parties which have had any interest in the Mortgage Loan, whether as originator, mortgagee, assignee, pledgee, servicer or otherwise, are (or, during the period in which they held and disposed of such interest, were) (1) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and (2)(A) organized under the laws of such state, or (B) qualified to do business in such state, or (C) federal savings and loan associations or national banks having principal offices in such state, or (D) not doing business in such state so as to require qualification or licensing;

               (xli) Each Mortgage contains a customary provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event the related security for the Mortgage Loan is sold without the prior consent of the mortgagee thereunder;

               (xlii) Any future advances made prior to the Cut-Off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term reflected on the Mortgage Loan Schedule. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan. The Mortgage Note does not permit or obligate the Seller to make future advances to the Mortgagor at the option of the Mortgagor;

               (xliii) Each Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial or non-judicial foreclosure;

               (xliv) Except as provided in paragraph (x) above, there is no default, breach, violation or event of acceleration existing under any Mortgage or the related Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration; and the Seller has not waived any default, breach, violation or event of acceleration;

               (xlv) All parties to the Mortgage Note and the Mortgage had legal capacity to execute the Mortgage Note and the Mortgage and each Mortgage Note and Mortgage have been duly and properly executed by such parties;

               (xlvi) All amounts received after the Cut-Off Date with respect to the Mortgage Loans to which the Seller is not entitled have been deposited into the Collection Account and are, as of the Closing Date in the Collection Account;

               (xlvii) All of the Mortgage Loans were originated in accordance with the underwriting criteria set forth in the Prospectus Supplement; at least 68.37% and 70.82% of the Mortgage Loans in Loan Group 1 and Loan Group 2, respectively (by applicable aggregate Cut-Off Date Principal Balance), were originated pursuant to one of the Seller's full documentation origination programs; no more than 8.27% and 10.93% of the Mortgage Loans in Loan Group 1 and Loan Group 2, respectively (by applicable aggregate Cut-Off Date Principal Balance), were originated pursuant to one of the Seller's reduced documentation origination programs; and no more than 23.35% and 18.25% of the Mortgage Loans in Loan Group 1 and Loan Group 2, respectively (by applicable aggregate Cut-Off Date Principal Balance) were originated pursuant to one of the Seller's no-documentation origination programs;

               (xlviii) Each Mortgage Loan conforms, and all such Mortgage Loans in the aggregate conform, to the description thereof set forth in the Prospectus Supplement; each Mortgage Note and Mortgage is in substantially one of the forms attached as Exhibit F and Exhibit G hereto;

               (xlix) The Mortgage Loans were not selected by the Seller for inclusion in the Trust on any basis intended to adversely affect the Trust or the Certificate Insurer;

               (l) All appraisals were performed by qualified independent appraisers after analysis of other sales of properties in the area in which the related Mortgaged Property is located, and a full interior inspection appraisal was performed on forms acceptable to either FNMA or FHLMC in connection with each Mortgaged Property;

               (li) Each hazard insurance policy required to be maintained under Section 3.04 with respect to a Mortgage Loan is a valid, binding, enforceable and subsisting insurance policy and is in full force and effect;

               (lii) Each Mortgage Loan was originated by the Seller or an affiliate of the Seller or purchased by the Seller;

               (liii) Each Mortgaged Property is located in the state identified on the Mortgage Loan Schedule and consists of a single parcel of real property with a one-family residence erected thereon, or an attached or detached or semi-detached two- to four-family dwelling, or an individual condominium unit, or an individual unit in a planned unit development, or manufactured housing. With respect to each Loan Group (a) no more than 6.70% and 7.25% of the Mortgage Loans in Loan Group 1 and Loan Group 2, respectively (by applicable aggregate Cut-Off Date Principal Balance), are secured by real property improved by two- to four-family dwellings, (b) no more than 4.40% and 8.77% of the Mortgage Loans in Loan Group 1 and Loan Group 2, respectively (by applicable aggregate Cut-Off Date Principal Balance), are secured by real property improved by individual condominium units and units in a planned unit development, (c) at least 83.57% and 79.89% of the Mortgage Loans in Loan Group 1 and Loan Group 2, respectively (by applicable Cut-Off Date Loan Group Principal Balance), are secured by real property with a one-family residence erected thereon and (d) no more than 5.14% and 3.95% of the Mortgage Loans in Loan Group 1 and Loan Group 2, respectively (by applicable aggregate Cut-Off Date Principal Balance), are secured by manufactured housing;

               (liv) No Mortgage Loan had a Combined Loan-to-Value Ratio at the time of origination of more than 100.00%;

               (lv) No more than 6.72% and 6.84% of the Mortgage Loans in Loan Group 1 and Loan Group 2, respectively (by applicable aggregate Cut-Off Date Principal Balance), are secured by Mortgaged Properties that are non-owner occupied properties. The Mortgaged Property is lawfully occupied under applicable law;

               (lvi) The Mortgage Note is not and has not been secured by any collateral, pledged account or other security except the lien of the corresponding Mortgage and the security interest of any applicable security agreement or chattel mortgage;

               (lvii) Each Initial Mortgage Loan made its first monthly payment during or after July 1, 1998;

               (lviii) As of the Closing Date, the Seller has not received a notice of default of a First Lien which has not been cured;

               (lix) The Seller has not transferred the Mortgage Loans to the Trustee with any intent to hinder, delay or defraud any of its creditors;

               (lx) No improvement located on or being part of the related Mortgaged Property is in violation of any applicable zoning law or regulation. To the best knowledge of such Seller, all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the related Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy, have been made or obtained from the appropriate authorities and such Mortgaged Property is lawfully occupied under applicable law;

               (lxi) Each Mortgage Loan is a "qualified mortgage loan" for purposes of Section 860G(a)(3) of the Code;

               (lxii) No Mortgagor has requested relief under the Soldiers' and Sailors' Civil Relief Act of 1940, as amended;

               (lxiii) To the best of Seller's knowledge, there do not exist any circumstances or conditions with respect to the Mortgage Loan, the Mortgaged Property, the Mortgagor or the Mortgagor's credit standing that can be reasonably expected to materially adversely affect the value or marketability of the Mortgage Loan;

               (lxiv) Each of the documents and instruments included in a Mortgage File is duly executed and in due and proper form and each such document or instrument is in a form generally acceptable to prudent institutional mortgage lenders that regularly originate or purchase mortgage loans;

               (lxv) No Mortgage Loan is a construction loan;

               (lxvi) The Seller is in possession of a complete Mortgage File and there are no custodial agreements in effect adversely affecting the right or ability of the Seller to make the document deliveries required hereby;

               (lxvii) To the best of the Seller's knowledge, no Mortgaged Property was, as of the Cut-Off Date, located within a one-mile radius of any site listed in the National Priorities List as defined under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, or on any similar state list of hazardous waste sites which are known to contain any hazardous substance or hazardous waste;

               (lxviii) None of the Mortgage Loans is subject to a bankruptcy plan;

               (lxix) The collection practices used by the Seller with respect to the Mortgage Loans have been, in all material respects, legal, proper, prudent and customary in the non-conforming mortgage servicing business;


               (lxx) The transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Seller pursuant to this Agreement are not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction; and

               (lxxi) Each Mortgaged Property complies with Section 25(e)(10) of the Code.

     With respect to the representations and warranties set forth in this Section that are made to the best of the Seller's knowledge (other than the representation and warranty in subclause (lxiii)) or as to which the Seller has no knowledge, if it is discovered by the Seller, the Master Servicer, the Certificate Insurer or a Responsible Officer of the Trustee that the substance of such representation and warranty is inaccurate and such inaccuracy materially and adversely affects the value of the related Mortgage Loan then, notwithstanding the Seller's lack of knowledge with respect to the substance of such representation and warranty being inaccurate at the time the representation or warranty was made, such inaccuracy shall be deemed a breach of the applicable representation or warranty and with respect to any breach of such representation or warranty or of any other representation or warranty, the Seller shall cure, repurchase or substitute in accordance with this Agreement.

          (b) It is understood and agreed that the representations and warranties set forth in this Section shall survive delivery of the respective Mortgage Files to the Document Custodian and the Trustee, as applicable, and the termination of the rights and obligations of the Master Servicer pursuant to Section 7.04 or 8.01. Upon discovery by the Seller, the Master Servicer, the Certificate Insurer, the Trustee or the Document Custodian of a breach of any of the foregoing representations and warranties, without regard to any limitation set forth therein concerning the knowledge of the Seller as to the facts stated therein, which materially and adversely affects the interests of the Trust or the Certificateholders or the Certificate Insurer in the related Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties and the Certificate Insurer. Within 60 days of its discovery or its receipt of notice of breach, the Seller shall use all reasonable efforts to cure such breach in all material respects or shall purchase such Mortgage Loan from the Trust or substitute an Eligible Substitute Mortgage Loan as provided in Section 2.06 for such Mortgage Loan. Any such purchase by the Seller shall be at the Purchase Price and in each case shall be accomplished in the manner set forth in Section 2.02. It is understood and agreed that the obligation of the Seller to cure, substitute or purchase any Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedies against the Seller respecting such breach available to Certificateholders or the Trustee on behalf of Certificateholders pursuant to this Agreement.

     Section 2.05. Subsequent Transfers. (a) Subject to the satisfaction of the conditions set forth in Section 2.01 and paragraph (b) below and pursuant to the terms of each Subsequent Transfer Agreement, in consideration of the Trust's delivery on the related Subsequent Transfer Date to or upon the order of the Seller of the purchase price therefor, the Seller shall on the related Subsequent Transfer Date sell, transfer, assign, set over and otherwise convey without recourse to the Trust, all right, title and interest of the Seller in and to each Subsequent Mortgage Loan listed on the Subsequent Mortgage Loan Schedule delivered by the Seller on the related Subsequent Transfer Date, including (i) the related Cut-Off Date Principal Balance; (ii) all collections in respect of interest and principal due after the related Cut-Off Date (exclusive of payments in respect of interest accrued on the Subsequent Mortgage Loans prior to the related Cut-Off Date and permitted to be withdrawn from the Collection Account pursuant to Section 3.03(v)(b)); (iii) property which secured such Subsequent Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure; (iv) its interest in any insurance policies in respect of such Subsequent Mortgage Loan; and (v) all proceeds of any of the foregoing. The transfer by the Seller of each Subsequent Mortgage Loan set forth on a Subsequent Mortgage Loan Schedule to the Trustee shall be absolute and shall be intended by the Seller and all parties hereto to be treated as a sale by the Seller to the Trust. If any assignment and transfer of the Subsequent Mortgage Loans and the other property specified in this
Section 2.05 from the Seller to the Trustee pursuant to this Agreement is held or deemed not to be a sale or is held or deemed to be a pledge of security for a loan, the Seller intends that the rights and obligations of the parties shall be established pursuant to the terms of this Agreement and that, in such event, (i) the Seller shall be deemed to have granted and does hereby grant to the Trustee on behalf of the Trust as of the related Transfer Date a first priority security interest in the entire right, title and interest of the Seller in and to the related Subsequent Mortgage Loans and all other property conveyed to the Trust pursuant to this Section 2.05 and all proceeds thereof and (ii) this Agreement shall constitute a security agreement under applicable law. The amount released from the Pre-Funding Account and paid to the Seller, as the purchase price therefor, shall be one hundred percent (100%) of the Principal Balances of the Subsequent Mortgage Loans so transferred.

          (b) The Seller shall transfer and deliver to the Trustee the Subsequent Mortgage Loans and the other property and rights related thereto described in paragraph (a) above only upon the satisfaction of each of the following conditions on or prior to the related Subsequent Transfer Date:

               (i) the Seller shall have provided the Trustee, the Rating Agencies and the Certificate Insurer with an Additions Notice, which notice shall be given not less than five Business Days prior to the related Subsequent Transfer Date and shall designate the Subsequent Mortgage Loans to be sold to the Trust, the aggregate Principal Balance of such Mortgage Loans and the applicable Loan Group for each such subsequent Mortgage Loan;

               (ii) the Seller shall have delivered to the Trustee a duly executed Subsequent Transfer Agreement (including an acceptance by the Trustee) in substantially the form of Exhibit Q hereto and each of the documents described in Section 2.01 hereof relating to the Subsequent Mortgage Loans;

               (iii) the Seller shall have deposited in the Collection Account all principal and interest collected after the related Cut-Off Date on the related Subsequent Mortgage Loans;

               (iv) As of the related Subsequent Transfer Date, the Seller was not insolvent nor will the Seller be made insolvent by such transfer nor is the Seller aware of any pending insolvency;

               (v) Such transfer of Subsequent Mortgage Loans will not result in a material adverse tax consequence to the REMIC or the Holders of the Certificates;

               (vi) At the end of the Funding Period, the Mortgage Loans in Loan Group 1 (including all Subsequent Mortgage Loans) as of the related Cut-Off Date will have the following characteristics: (a) a weighted average Loan Rate of at least 11.50% per annum; (b) a weighted average remaining term to stated maturity of less than 257 months; (c) a weighted average Combined Loan-to-Value Ratio of not more than 77.00%; (d) the maximum Combined Loan-to-Value Ratio of any Mortgage Loan will be 100%; (e) no more than 39.00% of the Mortgage Loans (by aggregate Cut-Off Date Principal Balance) will be Balloon Loans; (f) no more than 7.50% of the Mortgage Loans (by aggregate Cut-Off Date Principal Balance) will be concentrated in one state; (g) at least 92.90% of the Mortgage Loans (by aggregate Cut-Off Date Principal Balance) will be secured by owner-occupied properties; (h) at least 90.25% of the Mortgage Loans will be secured by Mortgages in the first lien position; and (i) will otherwise conform to the characteristics described in the Prospectus Supplement for the Subsequent Mortgage Loans; and

               (vii) At the end of the Funding Period, the Mortgage Loans in Loan Group 2 (including all Subsequent Mortgage Loans) as of the related Cut-Off Date will have the following characteristics: (a) a weighted average interest rate of at least 11.20% per annum; (b) a weighted average remaining term to stated maturity of less than 360 months; (c) a weighted average Combined Loan-to-Value Ratio of not more than 79.00%; (d) the maximum Combined Loan-to-Value Ratio for any Mortgage Loan will be 100%; (e) no more than 10.50% of the Mortgage Loans (by aggregate Cut-Off Date Principal Balance) will be concentrated in one state; (f) at least 92.50% of the Mortgage Loans (by aggregate Cut-Off Date Principal Balance) will be secured by owner-occupied properties; (g) at least 98.00% of the Mortgage Loans will be secured by a Mortgage in the first-lien position; and (h) will otherwise conform to the characteristics described in the Prospectus Supplement for the Subsequent Mortgage Loans.

     The Certificate Insurer shall have the right in its sole discretion to modify the Spread Account requirements after its review of the Subsequent Mortgage Loans. Any additional amount required to be deposited in the Spread Account shall be deposited no later than the last day of the Funding Period.

     Section 2.06. Substitution of Mortgage Loans. (a) On a Determination Date within two years following the Closing Date and which is on or before the date on which the Seller would otherwise be required to repurchase a Mortgage Loan under Section 2.02 or 2.04, the Seller may deliver to the Trustee one or more Eligible Substitute Mortgage Loans in substitution for any one or more of the Defective Mortgage Loans which the Seller would otherwise be required to repurchase pursuant to Sections 2.02 or 2.04. In connection with any such substitution, the Seller shall calculate the Substitution Adjustment, if any, and shall deposit such amount to the Collection Account on or before the second Business Day prior to the Distribution Date in the month succeeding the calendar month during which the related Mortgage Loan became required to be purchased or replaced hereunder.

          (b) The Seller shall notify the Master Servicer and the Trustee in writing not less than five Business Days before the related Determination Date which is on or before the date on which the Seller would otherwise be required to repurchase such Mortgage Loan pursuant to Section 2.02 or 2.04 of its intention to effect a substitution under this Section. On such Determination Date (the "Substitution Date"), the Seller shall deliver to the Trustee (1) the Eligible Substitute Mortgage Loans to be substituted for the Defective Mortgage Loans, (2) a list of the Defective Mortgage Loans to be substituted for by such Eligible Substitute Mortgage Loans, (3) an Officer's Certificate
(A) stating that no default by the Master Servicer described in Section 8.01 shall have occurred and be continuing, (B) stating that the aggregate principal balance of all Eligible Substitute Mortgage Loans (determined with respect to each Eligible Substitute Mortgage Loan as of the Determination Date on which it was substituted) including the principal balance of Eligible Substitute Mortgage Loans being substituted on such Determination Date does not exceed an amount equal to 5% of the Pool Principal Balance as of the Closing Date, (C) stating that all conditions precedent to such substitution specified in subsection (a) have been satisfied and attaching as an exhibit a supplemental Mortgage Loan Schedule (the "Supplemental Mortgage Loan Schedule") setting forth the same type of information as appears on the Mortgage Loan Schedule and representing as to the accuracy thereof and (D) confirming that the representations and warranties contained in Section 2.04 are true and correct in all material respects with respect to the Substitute Mortgage Loans on and as of such Determination Date, provided that remedies for the inaccuracy of such representations are limited as set forth in Sections 2.02, 2.04 and this Section, (4) an Opinion of Counsel to the effect set forth below in subsection (d) and (5) a certificate stating that cash in the amount of the related Substitution Adjustment, if any, has been deposited to the Collection Account. Upon receipt of the foregoing, the Trustee shall release such Defective Mortgage Loans to the Seller.

          (c) Concurrently with the satisfaction of the conditions set forth in Sections 2.06(a) and (b) above and the transfer of such Eligible Substitute Mortgage Loans to the Trustee pursuant to Section 2.06(a), Exhibit D to this Agreement shall be deemed to be amended to exclude all Mortgage Loans being replaced by such Eligible Substitute Mortgage Loans and to include the information set forth on the Supplemental Mortgage Loan Schedule with respect to such Eligible Substitute Mortgage Loans, and all references in this Agreement to Mortgage Loans shall include such Eligible Substitute Mortgage Loans and be deemed to be made on or after the related Substitution Date, as the case may be, as to such Eligible Substitute Mortgage Loans.

          (d) In connection with the transfer of any Eligible Substitute Mortgage Loan to the Trustee pursuant to this Section 2.06, the Seller shall deliver to the Trustee and the Certificate Insurer an Opinion of Counsel to the effect that such substitution will not cause (x) any federal tax to be imposed on the Trust, including, without limitation, any Federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the start-up day" under Section 860G(d)(1) of the Code or
(y) the Trust to fail to qualify as a REMIC at any time that any Certificate is outstanding. In the event that such opinion indicates that a substitution will result in the imposition of a prohibited transaction tax, give rise to net taxable income or be deemed a contribution to the REMIC after the Start-up Day, the Seller shall not substitute for any such Mortgage Loan until the Opinion of Counsel to the effect referred to in the preceding sentence has been rendered.

     Section 2.07. Execution and Authentication of Certificates. The Trustee on behalf of the Trust shall cause to be executed, authenticated and delivered on the Closing Date to or upon the order of the Seller, in exchange for the Mortgage Loans, concurrently with the sale, assignment and conveyance to the Trustee of the Mortgage Loans and delivery to the Trustee of the Certificate Insurance Policy, each Class of Class A and Class X Certificates in authorized denominations and the Class R Certificates, together evidencing the ownership of the entire Trust.

     Section 2.08. Designation of Interests in the REMIC. The Class A Certificates and the Class X Certificates (which interests are exclusive of the rights of the holders of the Class A Certificates to receive amounts in excess of the related Weighted Average Loan Rate in respect of any Net Funds Cap Carryover Amounts from the Net Funds Cap Carryover Reserve Account or amounts payable in connection with the Cap Contract Obligations), are hereby designated as the "regular interests" in the REMIC and the Class R Certificates are hereby designated as the single "residual interest" in the REMIC for purposes of the REMIC provisions.

     Section 2.09. Designation of Start-up Day. The Closing Date is hereby designated as the "start-up day" of the REMIC within the meaning of Section 860G(a)(9) of the Code.

     Section 2.10. REMIC Certificate Maturity Date. Solely for purposes of satisfying Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" of the REMIC is the Distribution Date in August 2031.

     Section 2.11. Tax Returns and Reports to Certificateholders. (a) For federal income tax purposes, the REMIC shall have a calendar year and shall maintain its books on the accrual method of accounting.

          (b) The Trustee shall prepare, or cause to be prepared, execute and deliver to the Master Servicer or Certificateholders, as applicable, any income tax information returns for each taxable year with respect to the Trust containing such information at the times and in the manner as may be required by the Code or state or local tax laws, regulations, or rules, and shall furnish or cause to be furnished to the Trust and the Certificateholders the schedules, statements or information at such times and in such manner as may be required thereby. Within thirty (30) days of the Closing Date, the Trustee shall furnish or cause to be furnished to the Internal Revenue Service, on Form 8811 or as otherwise required by the Code, the name, title, address and telephone number of the person that Holders of the Certificates may contact for tax information relating thereto, together with such additional information at the time or times and in the manner required by the Code. Such federal, state or local income tax or information returns shall be signed by the Trustee or such other Person as may be required to sign such returns by the Code or state or local tax laws, regulations or rules.

          (c) In the first federal income tax return of the Trust for its short taxable year ending December 31, 2000, a REMIC election shall be made with respect to the assets of the Trust (other than the Net Funds Cap Carryover Reserve Account, the Pre-Funding Account, the Capitalized Interest Accounts, the Distribution Account, Spread Account-2 and the right of the Class A Certificateholders to receive amounts in respect of any Cap Contract Obligations) for such taxable year and all succeeding taxable years.

          (d) The Trustee will maintain or cause to be maintained such records relating to the Trust, including, but not limited to, the income, expenses, assets and liabilities of the Trust, and the fair market value and adjusted basis of the Trust property and assets determined at such intervals as may be required by the Code, as may be necessary to prepare the foregoing returns, schedules, statements or information.

          (e) The Master Servicer, upon request, shall promptly furnish the Trustee with all such information as to the Mortgage Loans as may be required in connection with the Trustee's REMIC reporting obligations pursuant to this Agreement.

     Section 2.12. Tax Matters Person. The tax matters person with respect to the REMIC (the "Tax Matters Person") shall be the Trustee. The Trustee shall at all times hold the Tax Matters Person Residual Interest and shall have the same duties with respect to the Trust as those of a "tax matters partner" under Subchapter C of Chapter 63 of Subtitle F of the Code. Each holder of a Class R Certificate shall be deemed to have agreed, by acceptance thereof, to be bound by this Section.

     Section 2.13. REMIC Related Covenants. For as long as the Trust shall exist, the Trustee shall act in accordance herewith to assure continuing treatment of the Trust as a REMIC and avoid the imposition of tax on the Trust. In particular:

          (a) The Trustee shall not create, or permit the creation of, any "interests" in the Trust within the meaning of Code Section 860D(a)(2) other than the interests represented by the Regular Certificates and the Class R Certificates.

          (b) Except as otherwise provided in the Code, the Seller shall not grant and the Trustee shall not accept property unless (i) substantially all of the property held in the REMIC constitute either "qualified mortgages" or "permitted investments" as defined in Code Sections 860G(a)(3) and (5), respectively and (ii) except as provided in Section 4.04, no property shall be contributed to the REMIC after the Start-up Day unless such grant would not subject the REMIC to the 100% tax on contributions to the REMIC after the Start-up Day imposed by Code Section 860G(d).

          (c) The Trustee shall not accept on behalf of the REMIC any fee or other compensation for services and shall not accept on behalf of the REMIC any income from assets other than those permitted to be held by a REMIC.

          (d) The Trustee shall not sell or permit the sale of all or any portion of the Mortgage Loans (other than in accordance with Sections 2.02, 2.04 or 3.01(f), unless such sale is pursuant to a "qualified liquidation" as defined in Code Section 860F(a)(4)(A) and in accordance with Article VIII.

          (e) The Trustee shall maintain books with respect to the REMIC on a calendar year and on an accrual basis.

          (f) Upon filing with the Internal Revenue Service, the Trustee shall furnish, upon their written request, to the Holders of the Class R Certificates the Form 1066 and each Form 1066Q for the REMIC and shall respond promptly to written requests made not more frequently than quarterly by any Holder of Class R Certificates with respect to the following matters:

               (i) The original projected principal and interest cash flows on the Closing Date on each class of regular and residual interests created hereunder and on the Mortgage Loans, based on 115% of the Prepayment Assumption with respect to the Mortgage Loans in Loan Group 1 and 150% of the Prepayment Assumption with respect to the Mortgage Loans in Loan Group 2;

               (ii) The projected remaining principal and interest cash flows as of the end of any calendar quarter with respect to class of regular and residual interests created hereunder and the Mortgage Loans, based on 115% of the Prepayment Assumption with respect to the Mortgage Loans in Loan Group 1 and 150% of the Prepayment Assumption with respect to the Mortgage Loans in Loan Group 2;

               (iii) The Prepayment Assumption and any interest rate assumptions used in determining the projected principal and interest cash flows described above;

               (iv) The original issue discount (or, in the case of the Mortgage Loans, market discount) or premium accrued or amortized through the end of such calendar quarter with respect to each class of regular or residual interests created hereunder and with respect to the Mortgage Loans, together with each constant yield to maturity used in computing the same;

               (v) The treatment of losses realized with respect to the Mortgage Loans or the Class A Certificates or the Class X Certificates created hereunder, including the timing and amount of any cancellation of indebtedness income of the REMIC with respect to such Class A Certificates or Class X Certificates or bad debt deductions claimed with respect to the Mortgage Loans;

               (vi) The amount and timing of any non-interest expenses of the REMIC; and

               (vii) Any taxes (including penalties and interest) imposed on the REMIC, including, without limitation, taxes on "prohibited transactions," "contributions" or "net income from foreclosure property" or state or local income or franchise taxes.

     In the event that any tax is imposed on "prohibited transactions" of the Trust as defined in Section 860F(a)(2) of the Code, on the "net income from foreclosure property" of the REMIC as defined in Section 860G(c) of the Code, on any contribution to the Trust after the Start-up Day pursuant to Section 860G(d) of the Code, or any other tax is imposed, such tax shall be paid by
(i) the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Agreement, (ii) the Master Servicer, if such tax arises out of or results from a breach by the Master Servicer of any of its obligations under this Agreement or (iii) otherwise the Holders of the Class R Certificates in proportion to their Percentage Interests. To the extent any tax is chargeable against the Holders of the Class R Certificates, notwithstanding anything to the contrary contained herein, the Trustee is hereby authorized to retain from amounts otherwise distributable to the Holders of the Class R Certificates on any Distribution Date sufficient funds to reimburse the Trustee for the payment of such tax (to the extent that the Trustee has not been previously reimbursed or indemnified therefor).

     The Trustee shall not engage in a "prohibited transaction" (as defined in Code Section 860F(a)(2)), except that, with the prior written consent of the Seller, the Trustee may engage in the activities otherwise prohibited by the foregoing clauses (b), (c) and (d), provided that the Seller shall have delivered to the Trustee and the Certificate Insurer an Opinion of Counsel to the effect that such transaction will not result in the imposition of a contribution or prohibited transaction tax on the Trust and will not disqualify the Trust from treatment as a REMIC; and provided that the Seller shall have demonstrated to the satisfaction of the Trustee that such action will not adversely affect the rights of the holders of the Certificates, the Certificate Insurer and the Trustee and that such action will not adversely impact the rating of the Certificates.

          (g) Except as provided below, the Trustee shall pay out of its own funds, without any right of reimbursement, any and all tax related expenses of the Trust (including, but not limited to, tax return preparation and filing expenses and any professional fees or expenses related to audits or any administrative or judicial proceedings with respect to the Trust that involve the Internal Revenue Service or state tax authorities), other than the expense of obtaining any Opinion of Counsel required pursuant to Sections 2.06(d), 2.13(f), 3.01(f), 9.02(b) and 10.02 and other than taxes except as specified herein. The Trustee shall be entitled to be reimbursed pursuant to Section
9.05 for any professional fees or expenses related to audits or any administrative or judicial proceedings that do not result from any breach of the Trustee's duties hereunder.

     Section 2.14. Duties of Document Custodian; Authority.

          (a) The Document Custodian shall hold the portion of the Mortgage Files permitted to be held by it hereunder for the benefit of the Trustee and maintain such accurate and complete accounts, records and computer systems pertaining to each Mortgage File as shall enable the Seller, the Master Servicer and the Trustee to comply with this Agreement. The Document Custodian shall act with reasonable care, using that degree of skill and attention in the performance of its duties as it exercises with respect to the mortgage files relating to all comparable home equity loans that it owns or services for itself or others. The Document Custodian shall promptly report to the Trustee any failure on its part to hold such portion of the Mortgage Files as herein provided and promptly take appropriate action to remedy any such failure.

          (b) The Document Custodian shall maintain each such portion of the Mortgage File at one of its offices in Cincinnati, Ohio or at such other office as shall be specified to the Trustee and the Certificate Insurer by written notice not later than 30 days after any change in location.

          (c) The Trustee shall have no responsibility for any act or omission of the Document Custodian.

                                 ARTICLE III

                         Administration and Servicing
                               of Mortgage Loans

     Section 3.01. The Master Servicer. (a) It is intended that the Trust formed hereunder shall constitute, and that the affairs of the Trust shall be conducted so as to qualify it as a "real estate mortgage investment conduit" (the "REMIC") as defined in and in accordance with the REMIC Provisions; provided, however, the Net Funds Cap Carryover Reserve Account, the Pre-Funding Accounts, the Capitalized Interest Accounts, the Distribution Account, Spread Account-2 and the right of the Class A Certificateholders to receive amounts in respect of interest in excess of the related Weighted Average Loan Rate shall not constitute a part of the REMIC. In furtherance of such intentions, the Master Servicer covenants and agrees that it shall not knowingly or intentionally take any action or omit to take any action that would cause the termination of the REMIC status of the Trust.

          (b) The Master Servicer, as independent contract servicer, shall service and administer the Mortgage Loans and shall have full power and authority, acting alone, to do any and all things in connection with such servicing and administration which the Master Servicer may deem necessary or desirable and consistent with the terms of this Agreement. The Master Servicer may enter into Subservicing Agreements for any servicing and administration of Mortgage Loans with any institution which (i) is in compliance with the laws of each state necessary to enable it to perform its obligations under such Subservicing Agreement, (ii) is acceptable to the Certificate Insurer and
(iii) (x) has been designated an approved Seller-Servicer by FHLMC or FNMA for first and second mortgage loans or (y) is an affiliate of the Master Servicer or (z) is otherwise approved by the Certificate Insurer. The Master Servicer shall give notice to the Certificate Insurer, the Rating Agencies and the Trustee prior to the appointment of any Subservicer. Any such Subservicing Agreement shall be consistent with and not violate the provisions of this Agreement and shall be in form and substance acceptable to the Certificate Insurer. The Master Servicer shall be entitled to terminate any Subservicing Agreement in accordance with the terms and conditions of such Subservicing Agreement and either itself directly service the related Mortgage Loans or enter into a Subservicing Agreement with a successor subservicer which qualifies hereunder; provided, however, if an event of default is continuing and has not been waived, under any Subservicing Agreement, if directed by the Certificate Insurer, the Master Servicer shall terminate such Subservicing Agreement.

          (c) Notwithstanding any Subservicing Agreement or any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer and a Subservicer or reference to actions taken through a Subservicer or otherwise, the Master Servicer shall remain obligated and primarily liable for the servicing and administering of the Mortgage Loans in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Mortgage Loans. For purposes of this Agreement, the Master Servicer shall be deemed to have received payments on Mortgage Loans when the Subservicer has received such payments. The Master Servicer shall be entitled to enter into any agreement with a Subservicer for indemnification of the Master Servicer by such Subservicer, and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

          (d) Any Subservicing Agreement that may be entered into and any transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such and not as an originator shall be deemed to be between the Subservicer and the Master Servicer alone, and the Trustee and Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer except as set forth in Section 3.01(e). The Master Servicer shall be solely liable for all fees owed by it to any Subservicer irrespective of whether the Master Servicer's compensation pursuant to this Agreement is sufficient to pay such fees. The Certificate Insurer shall be designated as a third-party beneficiary under any Subservicing Agreement.

          (e) Subject to subsection (g) below, in the event the Master Servicer shall for any reason no longer be the Master Servicer (including by reason of an Event of Default), the Trustee or its designee approved by the Certificate Insurer shall thereupon assume all of the rights and obligations of the Master Servicer under each Subservicing Agreement that the Master Servicer may have entered into, unless the Trustee or designee approved by the Certificate Insurer elects to terminate any Subservicing Agreement in accordance with the terms of such Subservicing Agreement. Any fee or expense payable in connection with such a termination will be payable by the outgoing Master Servicer. If the Trustee does not terminate a Subservicing Agreement, the Trustee, its designee or the successor servicer for the Trustee shall be deemed to have assumed all of the Master Servicer's interest therein and to have replaced the Master Servicer as a party to each Subservicing Agreement to the same extent as if the Subservicing Agreements had been assigned to the assuming party, except that the Master Servicer shall not thereby be relieved of any liability or obligations under the Subservicing Agreements with regard to events that occurred prior to the date the Master Servicer ceased to be the Master Servicer hereunder. The Master Servicer, at its expense and without right of reimbursement therefor, shall, upon the request of the Trustee, deliver to the assuming party all documents and records relating to each Subservicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the Subservicing Agreements to the assuming party.

          (f) Consistent with the terms of this Agreement, the Master Servicer may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Master Servicer's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Certificateholders and the Certificate Insurer and the Master Servicer delivers to the Trustee and the Certificate Insurer prior to the date of any such change an Opinion of Counsel to the effect that any such change would not cause the Trust to fail to qualify as a REMIC, provided, however, that the Master Servicer may not permit any modification with respect to any Mortgage Loan that would change the Loan Rate, defer or forgive the payment of any principal or interest or extend the final maturity date on the Mortgage Loan (unless (x) the Mortgagor is in default with respect to the Mortgage Loan, or such default is, in the judgment of the Master Servicer, imminent, and (y) such waiver, modification, postponement or indulgence would not cause the Trust to be disqualified or otherwise cause a tax to be imposed on the REMIC). Notwithstanding the preceding sentence, the Master Servicer may defer one Monthly Payment on any Mortgage Loan that is 90 or more days delinquent, provided such deferred Monthly Payment is required to be paid by the related Mortgagor no later than the stated maturity date of such Mortgage Loan. No costs incurred by the Master Servicer or any Subservicer in respect of Servicing Advances shall, for the purposes of distributions to Certificateholders, be added to the amount owing under the related Mortgage Loan. Without limiting the generality of the foregoing, the Master Servicer shall continue, and is hereby authorized and empowered to execute and deliver on behalf of the Trustee and each Certificateholder, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments with respect to the Mortgage Loans and with respect to the Mortgaged Properties. If reasonably required by the Master Servicer, the Trustee shall furnish the Master Servicer and, if directed by the Master Servicer, any Subservicer with any limited powers of attorney and other documents necessary or appropriate to enable the Master Servicer and any such Subservicer to carry out its servicing and administrative duties under this Agreement.

     Notwithstanding the foregoing, any changes to the terms of a Mortgage Loan that may cause the Trust to fail to qualify as a REMIC may be agreed to by the Master Servicer, provided, however, that (i) the Master Servicer has determined that such changes are necessary to avoid prepayment of the Mortgage Loan as a result of a refinancing thereof provided by another lender and that such changes are consistent with prudent business practice, as evidenced by an Officer's Certificate to such effect, substantially in the form of Exhibit M hereto, delivered by the Master Servicer to the Trustee and the Certificate Insurer prior to the effective date of any such change, (ii) the Master Servicer purchases such Mortgage Loan on the Business Day immediately preceding the Distribution Date following the related Due Period during which such determination was made at the Purchase Price for such Mortgage Loan and
(iii) after giving effect to such purchase, the Trust continues, as evidenced by an Opinion of Counsel delivered by the Master Servicer and the Certificate Insurer to the Trustee, to qualify as a REMIC. In the event that such purchase does not occur, the proposed changes to the terms of the related Mortgage Loan shall not be made. The Master Servicer shall notify the Certificate Insurer of any changes in the terms of a Mortgage Loan pursuant to this Section 3.01(f).

     Notwithstanding anything to the contrary contained herein, the Master Servicer, in servicing and administering the Mortgage Loans, shall employ or cause to be employed procedures (including collection, foreclosure and REO Property management procedures) and exercise the same care that it customarily employs and exercises in servicing and administering mortgage loans for its own account, in accordance with accepted mortgage servicing practices of prudent lending institutions servicing mortgage loans similar to the Mortgage Loans and giving due consideration to the Certificate Insurer's and the Certificateholders' reliance on the Master Servicer.

          (g) On and after such time as the Trustee receives the resignation of, or notice of the removal of, the Master Servicer from its rights and obligations under this Agreement, and with respect to resignation pursuant to
Section 7.04, after receipt by the Trustee and the Certificate Insurer of the Opinion of Counsel required pursuant to Section 7.04, the Trustee or its designee approved by the Certificate Insurer shall assume all of the rights and obligations of the Master Servicer, subject to Section 8.02 and the Transition Period described therein. The Master Servicer shall, upon request of the Trustee, at the expense of the Master Servicer (or if not paid by the Master Servicer, such expenses shall be paid to the Trustee from the Spread Account pursuant to Section 4.05(c)(iv) or pursuant to Sections 5.01(a)(i)(2),
5.01 (a)(ii)(2) and 5.01 (a)(iii)(2)), deliver to the Trustee, all documents and records relating to the Mortgage Loans and an accounting of amounts collected and held by the Master Servicer and otherwise use its best efforts to effect the orderly and efficient transfer of servicing rights and obligations to the assuming party.

          (h) The Master Servicer shall deliver a list of Servicing Officers to the Trustee and the Certificate Insurer on or before the Closing Date and shall revise such list from time to time, as appropriate, and shall deliver all revisions promptly to the Trustee and the Certificate Insurer.

          (i) The Master Servicer shall not consent to the placement of a lien on the Mortgaged Property senior to that of the related Mortgage unless (i) such action is consistent with reasonable commercial practice and (ii) such consent is given in any one of the following situations:

                    (A) such Mortgage succeeded to a first lien position after the related Mortgage Loan was conveyed to the Trust and, immediately following the placement of such senior lien, such Mortgage is in a second lien position and both (i) the outstanding principal amount of the mortgage loan secured by such senior lien is no greater than the outstanding principal amount of the first mortgage loan secured by the Mortgaged Property as of the date the related Mortgage Loan was conveyed to the Trust and (ii) the updated Combined Loan-to-Value Ratio of such Mortgage Loan is not greater than the Combined Loan-to-Value Ratio of such Mortgage Loan as of the date such Mortgage Loan was conveyed to the Trust; or

                    (B) such senior lien secures a mortgage loan that refinances an existing first mortgage loan and either (i) the outstanding principal amount of the replacement first mortgage loan immediately following such refinancing is not greater than the outstanding principal amount of such existing first mortgage loan at the date of such refinancing or (ii) the updated Combined Loan-to-Value Ratio of the applicable Mortgage Loan is not greater than the Combined Loan-to-Value Ratio of such Mortgage Loan as of the date such Mortgage Loan was conveyed to the Trust.

     Section 3.02. Collection of Certain Mortgage Loan Payments. (a) The Master Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans and shall, to the extent such procedures shall be consistent with this Agreement, follow such collection procedures as it follows with respect to mortgage loans in its servicing portfolio comparable to the Mortgage Loans. Consistent with the foregoing, and without limiting the generality of the foregoing, the Master Servicer may in its discretion (i) waive any prepayment penalty or late payment charge or any assumption fees or other fees which may be collected in the ordinary course of servicing such Mortgage Loan and (ii) arrange with a Mortgagor a schedule for the payment of interest due and unpaid; provided that such arrangement is consistent with the Master Servicer's policies with respect to the mortgage loans it owns or services; provided, further, that notwithstanding such arrangement such Mortgage Loans will be included in the monthly information delivered by the Master Servicer to the Trustee pursuant to Section 5.03.

          (b) The Master Servicer shall establish and maintain a separate trust account, which shall be an Eligible Account (the "Collection Account") titled "Norwest Bank Minnesota, National Association, as Trustee, in trust for the registered holders of Provident Bank Home Equity Loan Asset-Backed Certificates, Series 2000-2 Collection Account." The Collection Account shall be an Eligible Account. The Master Servicer shall on the Closing Date deposit any amounts representing payments on and any collections in respect of the Mortgage Loans received on and after the Cut-Off Date and prior to the Closing Date, and thereafter deposit within two Business Days following receipt thereof, the following payments and collections received or made by it (without duplication) to the Collection Account:

               (i) all payments received on and after the Cut-Off Date on account of principal on the Mortgage Loans and all Principal Prepayments and Curtailments collected on and after the Cut-Off Date;

               (ii) all payments received on and after the Cut-Off Date on account of interest on the Mortgage Loans;

               (iii) all Net Liquidation Proceeds net of related Foreclosure Profits;

               (iv) all Insurance Proceeds;

               (v) any amounts payable in connection with the repurchase of any Mortgage Loan and the amount of any Substitution Adjustment pursuant to Sections 2.02, 2.04, 2.06 and 3.01(f); and

               (vi) any amount required to be deposited in the Collection Account pursuant to Sections 3.01(f), 3.02(c), 3.05, 3.07, 5.02 or 5.05(e);

provided, however, that with respect to each Due Period, the Master Servicer shall be permitted to retain from payments in respect of interest on the Mortgage Loans, the Master Servicing Fee for such Due Period. The foregoing requirements respecting deposits to the Collection Account are exclusive, it being understood that, without limiting the generality of the foregoing, the Master Servicer need not deposit in the Collection Account amounts representing Foreclosure Profits, fees (including annual fees) or late charge penalties payable by Mortgagors or amounts received by the Master Servicer for the accounts of Mortgagors for application toward the payment of taxes, insurance premiums, assessments and similar items.

          (c) All funds in the Collection Account shall be held (i) uninvested or (ii) invested at the direction of the Master Servicer in Eligible Investments. Any investments of funds in the Collection Account shall mature or be withdrawable at par on or prior to the second Business Day preceding the immediately succeeding Distribution Date. Any investment earnings on funds held in the Collection Account shall be for the account of the Master Servicer and may be withdrawn from the Collection Account pursuant to Section 3.03(iv) by or at the direction of the Master Servicer at any time. Any investment losses on funds held in the Collection Account shall be for the account of the Master Servicer and promptly upon the realization of such loss shall be contributed by the Master Servicer to the Collection Account. Any references herein to amounts on deposit in the Collection Account shall refer to amounts net of such investment earnings.

     Section 3.03. Withdrawals from the Collection Account. The Master Servicer shall withdraw or cause to be withdrawn funds from the Collection Account for the following purposes:

               (i) the second Business Day prior to each Distribution Date, to deposit the portion of the Available Funds in respect of each Certificate Group then in the Collection Account to the Distribution Account by 12:00 p.m. Eastern Standard Time;

               (ii) to reimburse the Master Servicer for any accrued unpaid Master Servicing Fees and for unreimbursed Monthly Advances made with its own funds and Servicing Advances. The Master Servicer's right to reimbursement for such unpaid Master Servicing Fees and unreimbursed Servicing Advances shall be limited to late collections on the related Mortgage Loan, including Liquidation Proceeds, Insurance Proceeds and such other amounts as may be collected by the Master Servicer from the related Mortgagor or otherwise relating to the Mortgage Loan in respect of which such reimbursed amounts are owed. The Master Servicer's right to reimbursement for such unreimbursed Monthly Advances shall be limited to late collections of interest on any Mortgage Loan and to Liquidation Proceeds and Insurance Proceeds on related Mortgage Loans;

               (iii) to withdraw any amount received from a Mortgagor that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code in accordance with a final, nonappealable order of a court having competent jurisdiction;

               (iv) subject to Section 5.05 hereof, to make investments in Eligible Investments and to pay to the Master Servicer interest earned in respect of Eligible Investments or on funds deposited in the Collection Account;

               (v) (a) to withdraw any funds deposited in the Collection Account that were not required to be deposited therein or were deposited therein in error and to pay such funds to the appropriate Person and (b) to pay to the Seller any funds deposited in the Collection Account representing interest accrued on the Mortgage Loans with respect to the Initial Mortgage Loans, prior to June 1, 2000, and with respect to the Subsequent Mortgage Loans, prior to the related Cut-Off Date;

               (vi) to pay the Master Servicer the servicing compensation it is entitled to receive pursuant to Section 3.09 to the extent not retained or paid pursuant to Section 3.02(b);

               (vii) to reimburse the Master Servicer for Servicing Advances and Monthly Advances from amounts on deposit therein in respect of the related Loan Group which are determined in good faith to have become Nonrecoverable Advances that are not, with respect to aggregate Servicing Advances on any single Mortgage Loan or REO Property, in excess of the Principal Balance thereof; and

               (viii) to clear and terminate the Collection Account upon the termination of this Agreement and to pay any amounts remaining therein to the Class R Certificateholders.

     Section 3.04. Maintenance of Hazard Insurance; Property Protection Expenses. The Master Servicer shall cause to be maintained for each Mortgage Loan fire and hazard insurance naming the Master Servicer or its designee as loss payee thereunder providing extended coverage in an amount which is at least equal to the lesser of (i) the maximum insurable value of the improvements securing such Mortgage Loan from time to time and (ii) the combined principal balance owing on such Mortgage Loan and any mortgage loan senior to such Mortgage Loan. The Master Servicer shall also maintain on property acquired upon foreclosure, or by deed in lieu of foreclosure, fire and hazard insurance with extended coverage in an amount which is at least equal to the lesser of (i) the maximum insurable value from time to time of the improvements which are a part of such property and (ii) the combined principal balance owing on such Mortgage Loan and any mortgage loan senior to such Mortgage Loan. Amounts collected by the Master Servicer under any such policies shall be deposited in the Collection Account to the extent called for by Section 3.02. In cases in which any Mortgaged Property is located in a federally designated flood area as designated by the Seller to the Master Servicer, the hazard insurance to be maintained for the related Mortgage Loan shall include flood insurance to the extent such flood insurance is available and the Master Servicer has determined such insurance to be necessary in accordance with accepted first and second mortgage loan servicing standards, as applicable. All such flood insurance shall be in amounts equal to the lesser of (A) the amount in clause (ii) above and (B) the maximum amount of insurance available under the National Flood Insurance Act of 1968, as amended. The Master Servicer shall be under no obligation to require that any Mortgagor maintain earthquake or other additional insurance and shall be under no obligation itself to maintain any such additional insurance on property acquired in respect of a Mortgage Loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance.

     Section 3.05. Maintenance of Mortgage Impairment Insurance Policy. In the event that the Master Servicer shall obtain and maintain a blanket policy consistent with prudent industry standards with an insurer either (A) having a General Policy rating of A.VIII or better in Best's Key Rating Guide, or (B) approved by the Certificate Insurer, such approval not to be unreasonably withheld; insuring against fire and hazards of extended coverage on all of the Mortgage Loans, then, to the extent such policy names the Master Servicer or its designee as loss payee and provides coverage in an amount equal to the aggregate unpaid principal balance on the Mortgage Loans without co-insurance, and otherwise complies with the requirements of Section 3.04, the Master Servicer shall be deemed conclusively to have satisfied its obligations with respect to fire and hazard insurance coverage under Section 3.04, it being understood and agreed that such blanket policy may contain a deductible clause, in which case the Master Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with Section 3.04, and there shall have been a loss which would have been covered by such policy, deposit in the Collection Account the difference, if any, between the amount that would have been payable under a policy complying with Section 3.04 and the amount paid under such blanket policy. Upon the request of the Certificate Insurer or the Trustee, the Master Servicer shall cause to be delivered to the Certificate Insurer or the Trustee, as the case may be, a certified true copy of such policy. In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to prepare and present, on behalf of itself, the Trustee, the Certificate Insurer and Certificateholders, claims under any such policy in a timely fashion in accordance with the terms of such policy.

     Section 3.06. Fidelity Bond. The Master Servicer shall maintain with responsible companies, at its own expense, a blanket fidelity bond ("Fidelity Bond"), with coverage on all officers and employees acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the Mortgage Loans ("Master Servicer Employees"). Any such Fidelity Bond may be a Financial Institution Bond, Standard Form No. 24. Any such Fidelity Bond shall protect and insure the Master Servicer against losses typically covered by the Financial Institution Bond, Standard Form No. 24, including fidelity, premises, in transit, forgery, or alteration and securities covered losses. The Master Servicer shall maintain with responsible companies, at its own expense, a mortgage protection insurance policy insuring against mortgagee errors and omissions meeting the requirements of the FHLMC Sellers' and Servicers' Guide, except with respect to the payment of real estate taxes and any other mandatory assessments on the mortgaged premises. The minimum coverage under any such Fidelity Bond and insurance policy shall be at least equal to the corresponding amounts required by FNMA in the FNMA Mortgage-Backed Securities Selling and Servicing Guide or by FHLMC in the FHLMC Sellers' and Servicers' Guide or otherwise in an amount as is commercially available at a cost that is not generally regarded as excessive by industry standards. The Master Servicer shall be deemed to have complied with this provision if one of its Affiliates has such a Fidelity Bond and insurance policy and by the terms thereof the coverage afforded thereunder extends to the Master Servicer. Any such Fidelity Bond and errors and omissions insurance shall protect and insure the Master Servicer against losses, including losses resulting from forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such Master Servicer Employees. No provision of this Section requiring such Fidelity Bond and errors and omissions insurance shall diminish or relieve the Master Servicer from its duties and obligations as set forth in this Agreement. Upon the reasonable request of the Trustee, the Certificate Insurer or any Certificateholder, the Master Servicer shall cause to be delivered to the Trustee, such Certificateholder or the Certificate Insurer a certified true copy of such Fidelity Bond and insurance policy.

     Section 3.07. Management and Realization Upon Defaulted Mortgage Loans. The Master Servicer shall manage, conserve, protect and operate each REO Property for the Certificateholders solely for the purpose of its prudent and prompt disposition and sale. The Master Servicer shall, either itself or through an agent selected by the Master Servicer, manage, conserve, protect and operate the REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed. The Master Servicer shall attempt to sell the same (and may temporarily rent the same) on such terms and conditions as the Master Servicer deems to be in the best interest of the Certificate Insurer and the Certificateholders.

     The Master Servicer shall cause to be deposited, no later than two Business Days after the receipt thereof, in the Collection Account, all revenues received with respect to the related REO Property and shall retain, or cause the Trustee to withdraw therefrom, funds necessary for the proper operation, management and maintenance of the REO Property and the fees of any managing agent acting on behalf of the Master Servicer.

     The disposition of REO Property shall be carried out by the Master Servicer for cash at such price, and upon such terms and conditions, as the Master Servicer deems to be in the best interest of the Certificateholders and, as soon as practicable thereafter, the expenses of such sale shall be paid. The cash proceeds of sale of the REO Property shall be promptly deposited in the Collection Account, net of Foreclosure Profits and of any related unreimbursed Servicing Advances, accrued and unpaid Master Servicing Fees and unreimbursed Monthly Advances payable to the Master Servicer in accordance with Section 3.03, for distribution to the Certificateholders in accordance with Section 5.01.

     The Master Servicer shall foreclose upon or otherwise comparably convert to ownership Mortgaged Properties securing such of the Mortgage Loans as come into and continue in default either when no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.01 subject to the provisions contained in the last paragraph of this Section.

     In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Trustee or its nominee on behalf of Certificateholders and the Certificate Insurer.

     In the event any Mortgaged Property is acquired as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Master Servicer shall dispose of such Mortgaged Property (i) within three years following the end of the calendar year in which the acquisition occurs or (ii) (a) prior to the expiration of any extension to such three-year grace period which is requested on behalf of the Trust by the Master Servicer (at the expense of the Trust, with a copy to the Trustee) more than 60 days prior to the end of such three-year grace period and granted by the Internal Revenue Service, (b) if the Internal Revenue Service rejects such extension to such three-year grace period which is requested on behalf of the Trust by the Master Servicer more than 60 days prior to the end of such three-year grace period, within 30 days of such rejection or (c) if such extension has not been granted or rejected by the Internal Revenue Service prior to the expiration of such three-year grace period, within the number of days specified in such extension unless the Master Servicer shall have received an Opinion of Counsel, with a copy to the Certificate Insurer, to the effect that the holding of such Mortgaged Property subsequent to three years after its acquisition will not result in the imposition of taxes on "prohibited transactions" as defined in Section 860F of the Code or cause the Trust to fail to qualify as a REMIC at any time that the Certificates are outstanding. Notwithstanding any other provision of this Agreement, (i) no Mortgaged Property acquired by the Master Servicer pursuant to this Section shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Trust and (ii) no construction shall take place on such Mortgaged Property in such a manner or pursuant to any terms, in either case, that would cause such Mortgaged Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or result in the receipt by the Trust of any "net income from foreclosure property" which is subject to taxation within the meaning of Sections 860G(c) and 857(b)(4)(B) of the Code. If a period greater than three years is permitted under this Agreement and is necessary to sell any REO Property, the Master Servicer shall give appropriate notice to the Trustee, the Certificate Insurer and the Certificateholders and shall report monthly to the Trustee as to the progress being made in selling such REO Property.

     If the Master Servicer has actual knowledge that a Mortgaged Property which the Master Servicer is contemplating acquiring in foreclosure or by deed in lieu of foreclosure is located within a 1 mile radius of any site with environmental or hazardous waste risks, the Master Servicer will notify the Certificate Insurer prior to acquiring the Mortgaged Property and shall not take any action without prior written approval of the Certificate Insurer.

     On each Distribution Date, the Master Servicer shall provide to the Certificate Insurer the Liquidation Report with respect to each Mortgage Loan that became a Liquidated Mortgage Loan during the preceding Due Period.

     Section 3.08. Trustee to Cooperate. Upon any Principal Prepayment or other liquidation of any Mortgage Loan, the Master Servicer is authorized to execute, pursuant to the authorization contained in Section 3.01(f), if the related Assignment of Mortgage has been recorded as required hereunder, an instrument of satisfaction regarding the related Mortgage, which instrument of satisfaction shall be recorded by the Master Servicer if required by applicable law and be delivered to the Person entitled thereto. It is understood and agreed that no expenses incurred in connection with such instrument of satisfaction or transfer shall be reimbursed from amounts deposited in the Collection Account. If the Trustee and/or the Document Custodian is holding all or a portion of the Mortgage Files, from time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan, the Trustee shall, upon request of the Master Servicer and delivery to the Trustee of 2 copies of a Request for Release, in the form attached hereto as Exhibit J, signed by a Servicing Officer, release or direct the Document Custodian to release the related Mortgage File to the Master Servicer and the Trustee shall execute such documents, in the forms provided by the Master Servicer, as shall be necessary for the prosecution of any such proceedings or the taking of other servicing actions. Such Request for Release shall obligate the Master Servicer to return the Mortgage File to the Trustee or the Document Custodian, as appropriate, when the need therefor by the Master Servicer no longer exists unless the Mortgage Loan shall be liquidated, in which case, upon receipt of a certificate of a Servicing Officer similar to that hereinabove specified, a copy of the Request for Release shall be released by the Trustee to the Master Servicer.

     In order to facilitate the foreclosure of the Mortgage securing any Mortgage Loan that is in default following recordation of the related Assignment of Mortgage in accordance with the provisions hereof, the Trustee shall, if so requested in writing by the Master Servicer, execute an appropriate assignment in the form provided to the Trustee by the Master Servicer, to assign such Mortgage Loan for the purpose of collection to the Master Servicer (any such assignment shall unambiguously indicate that the assignment is for the purpose of collection only) and, upon such assignment, such assignee for collection will thereupon bring all required actions in its own name and otherwise enforce the terms of the Mortgage Loan and deposit or credit the Net Liquidation Proceeds, exclusive of Foreclosure Profits, received with respect thereto in the Collection Account. In the event that all delinquent payments due under any such Mortgage Loan are paid by the Mortgagor and any other defaults are cured then the assignee for collection shall promptly reassign such Mortgage Loan to the Trustee and return it to the place where the related Mortgage File was being maintained.

     Each Request for Release may be delivered to the Trustee or the Document Custodian, as the case may be, (i) via mail or courier, (ii) via facsimile or
(iii) by such other means, including, without limitation, electronic or computer readable format, as the Master Servicer and the Trustee shall mutually agree. The Trustee or the Document Custodian shall promptly release the related Mortgage File within five to seven business day of receipt of a properly completed Request for Release pursuant to clauses (i), (ii) or (iii) above. Receipt of a Request for Release pursuant to clauses (i), (ii) or (iii) above shall be authorization to the Trustee or the Document Custodian to release such Mortgage Files, provided the Trustee or the Document Custodian, as the case may be, has determined that such Request for Release has been executed, with respect to clauses (i) or (ii) above, or approved, with respect to clause (iii) above, by a Servicing Officer of the Master Servicer. If the Trustee or the Document Custodian is unable to release the Mortgage Files within the time frames previously specified after receipt of a fully completed and executed Request for Release, the Trustee or the Document Custodian shall immediately notify the Master Servicer, indicating the reason for such delay, but in no event shall such notification be later than five business days after receipt of such Request for Release. If the Master Servicer is required to pay penalties or damages due solely to the Trustee's or the Document Custodian's negligent failure to release the related Mortgage File or the Trustee's or the Document Custodian's negligent failure to execute and release documents in a timely manner, the Trustee or the Document Custodian, as the case may be, shall be liable for such penalties or damages.

     On each day that the Master Servicer remits to the Trustee or the Document Custodian Requests for Release pursuant to clauses (ii) or (iii) above, the Master Servicer shall also submit to the Trustee or the Document Custodian, as the case may be, a summary of the total amount of such Requests for Release requested on such day by the same method as described in such clauses (ii) or (iii) above.

     Section 3.09. Servicing Compensation; Payment of Certain Expenses by Master Servicer. Subject to Section 5.02, the Master Servicer shall be entitled to retain the Master Servicing Fee in accordance with Section 3.02 as compensation for its services in connection with servicing the Mortgage Loans. Moreover, additional servicing compensation in the form of fees in connection with assumption agreements or substitution agreements, tax service fees, fees for statement of account or payoff of the Mortgage Loan, prepayment penalties or late payment charges or other receipts not required to be deposited in the Collection Account, including, without limitation, Foreclosure Profits and, subject to Section 3.02(b), investment income on the Collection Account or the Distribution Account (except as otherwise provided in Section 5.05(e)) shall be retained by the Master Servicer. The Master Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder (including payment of all other fees and expenses not expressly stated hereunder to be for the account of the Trust or the Certificateholders) and shall not be entitled to reimbursement therefor except as specifically provided herein.

     Section 3.10. Annual Statement as to Compliance. (a) The Master Servicer will deliver to the Trustee, the Seller, the Certificate Insurer and the Rating Agencies, on or before the last Business Day of the fifth month following the end of the Master Servicer's fiscal year December 31, beginning in 2001, an Officer's Certificate stating that (i) to the best knowledge of such person, the Master Servicer has fully complied in all material respects with the provisions of Articles III and V, if applicable, (ii) a review of the activities of the Master Servicer during the preceding fiscal year (or such shorter period as is applicable in the case of the first report) and of its performance under this Agreement has been made under such officer's supervision and (iii) to the best of such officer's knowledge, based on such review, the Master Servicer has fulfilled all its material obligations under this Agreement throughout such fiscal year or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof. The Master Servicer shall promptly notify the Certificate Insurer, the Seller, the Trustee and the Rating Agencies upon any change in the basis on which its fiscal year is determined.

          (b) The Master Servicer shall deliver to the Trustee, the Certificate Insurer, the Seller and each of the Rating Agencies, promptly after having obtained knowledge thereof, but in no event later than five Business Days thereafter, written notice by means of an Officer's Certificate of any event which, with the giving of notice or the lapse of time or both, would become an Event of Default.

     Section 3.11. Annual Servicing Report. Not later than the last Business Day of the fifth month following the end of the Master Servicer's fiscal year (December 31), beginning in 2001, the Master Servicer, at its expense, shall cause a firm of independent public accountants reasonably acceptable to the Seller and the Certificate Insurer to furnish a letter or letters to the Certificate Insurer, the Seller, the Trustee and the Rating Agencies to the effect that such firm has, with respect to the Master Servicer's overall servicing operations, examined such operations in accordance with the requirements of the Uniform Single Attestation Program for Mortgage Bankers, and stating such firm's conclusions relating thereto.

     Section 3.12. Access to Certain Documentation and Information Regarding the Mortgage Loans. The Master Servicer shall provide to the Trustee, the Certificate Insurer, Certificateholders which are federally insured savings and loan associations, the Office of Thrift Supervision, the FDIC and the supervisory agents and examiners of the Office of Thrift Supervision access to the documentation regarding the Mortgage Loans required by applicable regulations of the Office of Thrift Supervision and the FDIC (acting as operator of the SAIF or the BIF), such access being afforded without charge but only upon reasonable request and during normal business hours at the offices of the Master Servicer. Nothing in this Section shall derogate from the obligation of the Master Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors and the failure of the Master Servicer to provide access as provided in this Section as a result of such obligation shall not constitute a breach of this Section.

     Section 3.13. Maintenance of Certain Servicing Insurance Policies. The Master Servicer shall during the term of its service as servicer maintain in force a policy or policies of insurance covering errors and omissions in the performance of its obligations as servicer hereunder. Such policy or policies shall, together, comply with the requirements from time to time of FNMA for persons performing servicing for mortgage loans purchased by FNMA.

     Section 3.14. Reports to the Securities and Exchange Commission. Within 15 days after each Distribution Date, the Trustee shall, in accordance with industry standards, file with the Commission via the Electronic Data Gathering and Retrieval System (EDGAR), a Form 8-K with a copy of the statement to the Certificateholders for such Distribution Date as an exhibit thereto. Prior to January 30, 2001, the Trustee shall, in accordance with industry standards, file a Form 15 Suspension Notification with respect to the Trust Fund, if applicable. Prior to March 30, 2001, the Trustee shall file a Form 10-K, in substance conforming to industry standards, with respect to the Trust Fund. The Seller hereby grants to the Trustee a limited power of attorney to execute and file each such document on behalf of the Seller. Such power of attorney shall continue until either the earlier of (i) receipt by the Trustee from the Seller of written termination of such power of attorney and (ii) the termination of the Trust Fund. The Seller agrees to promptly furnish to the Trustee, from time to time upon request, such further information, reports, and financial statements within its control related to this Agreement and the Mortgage Loans as the Trustee reasonably deems appropriate to prepare and file all necessary reports with the Commission. The Trustee shall have no responsibility to file any items other than those specified in this section.

     Section 3.15. Reports of Foreclosures and Abandonments of Mortgaged Properties, Returns Relating to Mortgage Interest Received from Individuals and Returns Relating to Cancellation of Indebtedness. The Master Servicer shall make annual reports of foreclosures and abandonments of any Mortgaged Property for each year. The Master Servicer shall file reports relating to each instance occurring during the previous calendar year, beginning in 2000, in which the Master Servicer (i) on behalf of the Trustee acquires an interest in any Mortgaged Property through foreclosure or other comparable conversion in full or partial satisfaction of a Mortgage Loan or (ii) knows or has reason to know that any Mortgaged Property has been abandoned. The reports from the Master Servicer shall be in form and substance sufficient to meet the reporting requirements imposed by Sections 6050J, 6050H and 6050P of the Code.

     Section 3.16. Advances by the Master Servicer. (a) Not later than the close of business three Business Days prior to each Distribution Date (a "Master Servicer Remittance Date"), the Master Servicer shall remit to the Trustee for deposit in the Distribution Account an amount to be distributed on such Distribution Date pursuant to Section 5.01, equal to the interest accrued on each Mortgage Loan up to the related Due Date for such Mortgage Loan in the preceding Due Period, but not received as of the close of business on the day preceding the related Determination Date (net of the Master Servicing Fee); such amount being defined herein as the "Monthly Advance". Such deposit of the Monthly Advance to the Distribution Account may be made in whole or in part from funds in the Collection Account being held for future distribution or withdrawal on or in connection with Distribution Dates in subsequent months. Any funds being held for future distribution to Certificateholders and so used shall be replaced by the Master Servicer from its own funds by deposit in the related Distribution Account on or before the Business Day preceding the next succeeding Master Servicer Remittance Date to the extent that such amounts have not been remitted to the Collection Account since such Monthly Advances were made. With respect to any Balloon Loan that is delinquent on its maturity date, the Master Servicer will continue to make Monthly Advances with respect to such Balloon Loan in an amount equal to one month's interest on the unpaid principal balance at the applicable Loan Rate (net of the Master Servicing
Fee). The obligation to make Monthly Advances with respect to each Mortgage Loan shall continue until such Mortgage Loan becomes a Liquidated Mortgage Loan.

          (b) Notwithstanding anything herein to the contrary, no Servicing Advance or Monthly Advance (including, without limitation, Servicing Advances and Monthly Advances with respect to Balloon Loans) shall be required to be made hereunder if the Master Servicer determines, and provides the Trustee with a Servicing Certificate to the effect, that such Servicing Advance or Monthly Advance would, if made, constitute a Nonrecoverable Advance.

     Section 3.17. Reserved.

     Section 3.18. Superior Liens. The Master Servicer shall file (or cause to be filed) a request for notice of any action by a superior lienholder under a First Lien for the protection of the Trustee's interest, where permitted by local law and whenever applicable state law does not require that a junior lienholder be named as a party defendant in foreclosure proceedings in order to foreclose such junior lienholder's equity of redemption.

     If the Master Servicer is notified that any superior lienholder has accelerated or intends to accelerate the obligations secured by the First Lien, or has declared or intends to declare a default under the mortgage or the promissory note secured thereby, or has filed or intends to file an election to have the Mortgaged Property sold or foreclosed, the Master Servicer shall take, on behalf of the Trust, whatever actions are necessary to protect the interests of the Certificateholders and the Certificate Insurer, and/or to preserve the security of the related Mortgage Loan, subject to the application of the REMIC Provisions in accordance with the terms of this Agreement. The Master Servicer shall immediately notify the Trustee and the Certificate Insurer of any such action or circumstances. The Master Servicer shall advance the necessary funds to cure the default or reinstate the superior lien, if such advance is in the best interests of the Certificate Insurer and the Certificateholders. The Master Servicer shall not make such an advance except to the extent that it determines in its reasonable good faith judgment that the advance would be recoverable from Liquidation Proceeds on the related Mortgage Loan and in no event in an amount that is greater than the Principal Balance of the related Mortgage Loan, except with the consent of the Certificate Insurer, which consent shall not be unreasonably withheld. The Master Servicer shall thereafter take such action as is necessary to recover the amount so advanced.

     Notwithstanding the foregoing, the Master Servicer may change, modify or amend any or all of the foregoing procedures if such change, modification or amendment is applicable to the Mortgage Loans and all other mortgage loans serviced by the Master Servicer and is otherwise in accordance with Section 3.01.

     Section 3.19. Assumption Agreements. When a Mortgaged Property has been or is about to be conveyed by the Mortgagor, the Master Servicer shall, to the extent it has knowledge of such conveyance or prospective conveyance, exercise its right to accelerate the maturity of the related Mortgage Loan under any "due-on-sale" clause contained in the related Mortgage or Mortgage Note; provided, however, that the Master Servicer shall not exercise any such right if the "due-on-sale" clause, in the reasonable belief of the Master Servicer, is not enforceable under applicable law. In such event, the Master Servicer shall enter into an assumption and modification agreement with the person to whom such property has been or is about to be conveyed, pursuant to which such person shall become liable under the Mortgage Note and, unless prohibited by applicable law, the Mortgagor shall remain liable thereon. The Master Servicer, in accordance with accepted mortgage loan servicing standards for mortgage loans similar to the Mortgage Loans, is also authorized to enter into a substitution of liability whereby such person is substituted as mortgagor and becomes liable under the Mortgage Note. The Master Servicer shall notify the Trustee and the Certificate Insurer that any such substitution or assumption agreement has been completed by forwarding to the Trustee the original of such substitution or assumption agreement, which original shall be added by the Trustee to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. Except as otherwise provided in Section 3.01(f), in connection with any assumption or substitution agreement entered into pursuant to this Section, the Master Servicer shall not change the Loan Rate or the Monthly Payment, defer or forgive the payment of principal or interest, reduce the outstanding principal amount or extend the final maturity date on such Mortgage Loan.

     Notwithstanding the foregoing paragraph or any other provision of this Agreement, the Master Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or any assumption which the Master Servicer may be restricted by law from preventing, for any reason whatsoever.

     Section 3.20. Payment of Taxes, Insurance and Other Charges. With respect to each Mortgage Loan, the Master Servicer shall maintain accurate records reflecting fire and hazard insurance coverage.

     With respect to each Mortgage Loan as to which the Master Servicer maintains escrow accounts, the Master Servicer shall maintain accurate records reflecting the status of ground rents, taxes, assessments, water rates and other charges which are or may become a lien upon the Mortgaged Property and the status of primary mortgage guaranty insurance premiums, if any, and fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable, employing for such purpose deposits of the Mortgagor in any escrow account which shall have been estimated and accumulated by the Master Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage. To the extent that a Mortgage does not provide for escrow payments, the Master Servicer shall, if it has received notice of a default or deficiency, monitor such payments to determine if they are made by the Mortgagor.

                                  ARTICLE IV

            Certificate Insurance Policy, the Pre-Funding Accounts,
                      the Capitalized Interest Accounts,
              the Spread Accounts and Interest Rate Cap Agreement

     Section 4.01. Certificate Insurance Policy. As soon as possible, and in no event later than 3:00 p.m., New York time, on the second Business Day immediately preceding each Distribution Date, the Trustee shall determine the amount of Available Funds for each Certificate Group (net of any Insured Payments) for such Distribution Date minus the amount of any related Premium Amount and Trustee Fee to be paid on such Distribution Date and the amount distributable to the related Class of Class X Certificates on such Distribution Date.

     If for any Distribution Date a Deficiency Amount exists, the Trustee shall complete a notice in the form set forth as Exhibit A to the Certificate Insurance Policy (the "Notice") and shall submit such Notice to the Fiscal Agent no later than 12:00 noon, New York time, on the Business Day preceding such Distribution Date. The Notice shall constitute a claim for an Insured Payment pursuant to the Certificate Insurance Policy for an amount equal to the Deficiency Amount. Upon receipt of the Insured Payment, at or prior to the latest time payments of the Insured Payment are to be made by the Certificate Insurer pursuant to the Certificate Insurance Policy, on behalf of the Class A Certificateholders, the Trustee shall deposit such Insured Payments in the Distribution Account and shall distribute such Insured Payments only in accordance with, with respect to the Group 1 Certificates, Sections 5.01(a)(i)(3)(x) and (4), and with respect to the Group 2 Certificates, 5.01(a)(ii)(3)(x) and (4).

     The Trustee shall receive, as attorney-in-fact of each Holder of a Class A Certificate, any Insured Payment from the Certificate Insurer and disburse the same to each Holder of a Class A Certificate in accordance with the provisions of Article V. Insured Payments disbursed by the Trustee from proceeds of the Certificate Insurance Policy shall not be considered payment by the Trust nor shall such payments discharge the obligation of the Trust with respect to such Class A Certificate, and the Certificate Insurer shall become the owner of such unpaid amounts due from the Trust in respect of such Insured Payments as the deemed assignee of such Holder and shall be entitled to be reimbursed therefore in accordance with Section 5.01. The Trustee hereby agrees on behalf of each Holder of a Class A Certificate for the benefit of the Certificate Insurer that it and they recognize that to the extent the Certificate Insurer makes Insured Payments, either directly or indirectly (as by paying through the Trustee), to the Class A Certificateholders, the Certificate Insurer will be entitled to be reimbursed therefore in accordance with Section 5.01.

     Section 4.02. Pre-Funding Accounts and Capitalized Interest Accounts.

          (a) The Trustee has heretofore established or caused to be established and shall hereafter maintain or cause to be maintained, for each Loan Group, a Pre-Funding Account, which is and shall continue to be an Eligible Account in the name of the Trustee and shall be designated "Norwest Bank Minnesota, National Association, as Trustee of the Provident Bank Home Equity Loan Trust, 2000-2, Pre-Funding Account-1" in respect of Loan Group 1 and "Norwest Bank Minnesota, National Association, as Trustee of the Provident Bank Home Equity Loan Trust, 2000-2 Pre-Funding Account-2" in respect of Loan Group 2. On the Closing Date, $[26,443,358.76] shall be deposited to the Pre-Funding Account in respect of Loan Group 1 and $[15,029,840.72] shall be deposited to the Pre-Funding Account in respect of Loan Group 2. Amounts on deposit in the Pre-Funding Accounts shall be used for the purchase of Subsequent Mortgage Loans in respect of Loan Group 1 and Loan Group 2 pursuant to Section 2.05. The Pre-Funding Accounts shall each be treated as an "outside reserve fund" under applicable Treasury regulations and will not be a part of the REMIC. The Pre-Funding Accounts will be treated for tax purposes as owned by the Seller and will be taxable to the Seller. The amount on deposit in the Pre-Funding Accounts shall be invested in Eligible Investments. The Seller shall direct any depository institution maintaining the Pre-Funding Accounts to invest the funds in such accounts in one or more Eligible Investments and otherwise in accordance with the provisions of Section 5.05. All income and gain realized from the investment of funds in the Pre-Funding Accounts shall be taxable to the Seller and paid in accordance with Section 5.05.

          (b) On the Business Day prior to the first Distribution Date after the end of the Funding Period, the Trustee shall withdraw from the Pre-Funding Accounts the amount on deposit in each such account (after giving effect to all withdrawals from the Pre-Funding Accounts on and prior to such date) and deposit such amounts in the Distribution Account in respect of the Group 1 Certificates and the Group 2 Certificates and shall promptly thereafter close the Pre-Funding Accounts. Such amount deposited into the Distribution Account shall be net of any investment earnings thereon, unless such amounts are required to make the Capitalized Interest Requirement with respect to the Group 1 Certificates and the Group 2 Certificates for the first Distribution Date after the end of the Funding Period pursuant to Section 4.02(e).

          (c) The Trustee has heretofore established or caused to be established and shall hereafter maintain or cause to be maintained two separate accounts each denominated as a Capitalized Interest Account, which are and shall continue to be Eligible Accounts in the name of the Trustee and shall be designated "Norwest Bank Minnesota, National Association, as Trustee of the Provident Bank Home Equity Loan Trust 2000-2, Group 1 Capitalized Interest Account" and "Norwest Bank Minnesota, National Association, as Trustee of the Provident Bank Home Equity Loan Trust, 2000-2, Group 2 Capitalized Interest Account", respectively. The Capitalized Interest Accounts shall be treated as "outside reserve funds" under applicable Treasury regulations and will not be part of the REMIC. Any investment earnings on any Capitalized Interest Account will be treated for tax purposes as owned by the Seller and will be taxable to the Seller. The amount on deposit in the Capitalized Interest Accounts shall be invested in Eligible Investments. The Seller shall direct any depository institution maintaining the Capitalized Interest Accounts to invest the funds in such account in one or more Eligible Investments and otherwise in accordance with the provisions of Section 5.05. All income and gain realized from the investment of funds in the Capitalized Interest Accounts shall be taxable to the Seller and paid in accordance with
Section 5.05.

          (d) On the Closing Date, the Seller will cause to be deposited $[1,562,593.62] in the Group 1 Capitalized Interest Account and $[991,858.66] in the Group 2 Capitalized Interest Account from the sale of the Class A Certificates.

          (e) On the Business Day prior to the July 2000 and August 2000 Distribution Dates, the Trustee shall transfer from each Capitalized Interest Account the applicable Capitalized Interest Requirement for the related Certificate Group for such Distribution Date and shall deposit such amounts in the Distribution Account. The Capitalized Interest Accounts shall be closed on the first Business Day after the August 2000 Distribution Date and any amounts remaining on deposit therein on such Business Day shall be paid to the Seller.

     Section 4.03. Replacement Credit Enhancement Instruments. In the event of a Certificate Insurer Default (a "Replacement Event"), the Seller, in accordance with and upon satisfaction of the conditions set forth in the Certificate Insurance Policy, including, without limitation payment in full of all amounts owed to the Certificate Insurer, may, but shall not be required to, substitute a new surety bond or surety bonds for the existing Certificate Insurance Policy or may arrange for any other form of credit enhancement; provided, however, that in each case the Class A Certificates shall be rated no lower than the rating assigned by each Rating Agency to the Class A Certificates immediately prior to such Replacement Event and the timing and mechanism for drawing on such new credit enhancement shall be reasonably acceptable to the Trustee and the Master Servicer. It shall be a condition to substitution of any new credit enhancement that there be delivered to the Trustee (i) an Opinion of Counsel, acceptable in form to the Trustee, from counsel to the provider of such new credit enhancement with respect to the enforceability thereof and such other matters as the Trustee may require and
(ii) an Opinion of Counsel to the effect that such substitution would not (a) adversely affect in any material respect the tax status of the Class A Certificates, (b) cause the Trust to be subject to a tax at the entity level or to be classified as a taxable mortgage pool within the meaning of Section 7701(i) of the Code or (c) result in a material modification to this Agreement or of the Class A Certificates as described in Section 1001 of the Code and the regulations thereunder. Upon receipt of the items referred to above and the taking of physical possession of the new credit enhancement, the Trustee shall, within five Business Days following receipt of such items and such taking of physical possession, deliver the replaced Certificate Insurance Policy to the Certificate Insurer.

     Section 4.04. Claims Upon the Certificate Insurance Policy. (a) The Trustee shall comply with the provisions of the Certificate Insurance Policy with respect to claims upon the Certificate Insurance Policy.

          (b) The Trustee shall keep a complete and accurate record of the amount of interest and principal paid in respect of any Class A Certificate from moneys received under the Certificate Insurance Policy. The Certificate Insurer shall have the right to inspect such records at reasonable times during normal business hours upon one Business Day's prior written notice to the Trustee.

          (c) The Trustee shall promptly notify the Certificate Insurer of any proceeding or the institution of any action, of which a Responsible Officer of the Trustee has actual knowledge, seeking the avoidance as a preferential transfer under the Bankruptcy Code (a "Preference Claim") of any distribution made with respect to the Class A Certificates. Each Certificateholder of Class A Certificates, by its purchase of Class A Certificates, the Master Servicer, the Seller and the Trustee hereby agree that the Certificate Insurer (so long as no Certificate Insurer Default exists) may at any time during the continuation of any proceeding relating to a Preference Claim direct all matters relating to such Preference Claim, including, without limitation, (i) the direction of any appeal of any order relating to such Preference Claim and
(ii) the posting of any surety, supersedeas or performance bond pending any such appeal.

     Section 4.05. Establishment of Spread Accounts; Deposits in Spread Accounts; Permitted Withdrawals from Spread Accounts. (a) No later than the Closing Date, the Trustee will establish and maintain for the benefit of the Certificateholders and the Certificate Insurer an Eligible Account titled "Spread Account-1, Norwest Bank Minnesota, National Association, as trustee for the registered holders of Provident Bank Home Equity Loan Asset-Backed Certificates, Series 2000-2, Spread Account-1" and an Eligible Account titled "Spread Account-2, Norwest Bank Minnesota, National Association, as trustee for the registered holders of Provident Bank Home Equity Loan Asset-Backed Certificates, Series 2000-2, Spread Account-2." Spread Account-1 shall be an asset of the Trust for which a REMIC election is made and shall be part of the REMIC. Spread Account-1 shall be a "qualified reserve fund" under applicable Treasury regulations and Spread Account-2 shall be treated as an "outside reserve fund" under applicable Treasury regulations and will not be a part of the REMIC. The amount on deposit in each Spread Account shall be invested in Eligible Investments and otherwise in accordance with the provisions of
Section 5.05. Any investment earnings on such amounts will be treated as owned by the Seller and will be taxable to the Seller.

          (b) On the Closing Date from the proceeds of the Offered Certificates, the Trustee shall deposit in the Spread Account-1 the Spread Account Deposit in respect of the Group 1 Certificates and shall deposit in Spread Account-2, the Spread Account Deposit in respect of the Group 2 Certificates. No additional deposits shall be required to be made to either Spread Account.

          (c) Amounts on deposit in a Spread Account in respect of a Certificate Group shall be withdrawn on each Distribution Date by the Trustee in the following order of priority:

               (i) prior to giving effect to any claim under the Policy or any related Supplemental Interest Distribution pursuant to 4.06(c), if applicable, to deposit in the Distribution Account an amount equal to the excess of the sum of (a) the Class Interest Distribution for each Class of Certificates of the related Certificate Group and (b) the Class A Principal Distribution for such Certificate Group on such Distribution Date over funds on deposit in the Distribution Account available to be distributed therefor on such Distribution Date; provided, however, that no withdrawal shall be permitted to be made from such Spread Account to cover any shortfall in funds for distribution on such Distribution Date due to a Certificate Rate for a Class of Class A Certificates exceeding the Weighted Average Loan Rate of the related Loan Group, except as provided below with respect to Spread Account-2.

               (ii) prior to giving effect to any claim under the Policy or any related Supplemental Interest Distribution pursuant to Section 4.06(c), if applicable, to deposit to the Distribution Account, any insufficiency in the amount on deposit in such Spread Account in respect of such Certificate Group to pay the amount described in clause (c)(i) of this Section 4.05 on such Distribution Date, from the amount on deposit in the other Spread Account after giving effect to any required withdrawal from such other Spread Account pursuant to clause (c)(i) above, provided, however, that no withdrawal shall be permitted to be made hereunder to cover any shortfalls in funds for distribution on such Distribution Date due to a Certificate Rate for a Class of Class A Certificates exceeding the Weighted Average Loan Rate of the related Loan Group. Notwithstanding the foregoing, if a shortfall in funds for distribution to the Group 1 Certificates results from a default under the Interest Rate Cap Agreement, a withdrawal in the amount of the Supplemental Interest Distribution that otherwise would have been on deposit in the Distribution Account on such Distribution Date shall be made from Spread Account-2 after giving effect to any withdrawal therefrom in respect of Group 2 Certificates pursuant to clause (c)(i) above, on such Distribution Date;

               (iii) to the extent necessary to reimburse the Seller in the event the Seller has chosen, at its sole discretion, to cure a Trustee Event of Default (as defined in the Spread Account Agreements) on the part of the Trustee pursuant to Section 7.1(a) of either Spread Account Agreement; provided however, that the Seller shall only be entitled to such reimbursement if, after giving effect to such reimbursement, the amount required to be on deposit in the Spread Account hereunder is then on deposit in the Spread Account (in the form of cash, Qualified Securities (as defined in the Spread Account Agreement) or such other investment permitted hereunder for Spread Account funds) and provided further, that notwithstanding anything to the contrary in this subsection (iii) and except as specifically provided in this subsection (iii), in no event shall the Seller be entitled to reimbursement for any amounts paid by it pursuant to the Spread Account Agreement (including, without limitation, Termination Amounts (as defined in the Spread Account Agreement).

               (iv) to the extent that the amount then on deposit in such Spread Account in respect of a Certificate Group (net of net investment earnings) exceeds the related Base Spread Account Requirement as of such Distribution Date (such excess, a "Spread Account Excess"), such Spread Account Excess shall be paid, first, to reimburse the Trustee for any expenses that would otherwise be payable pursuant to Section 9.05, including, without limitation, expenses incurred pursuant to Sections 3.01(g) and 8.02(a) and not otherwise paid pursuant to such Sections or Section 5.01(a), and second, any remaining amounts shall be paid to the Seller; provided, however, notwithstanding anything to the contrary, the Base Spread Account Requirement shall not be reduced and no Spread Account Excess for a Certificate Group shall be paid on any Distribution Date in the event (i) a claim is made on the Policy in connection with such Distribution Date, (ii) an Event of Default has occurred and is continuing, (iii) with respect to the Group 1 Certificates, the percentage of the Principal Balance of Mortgage Loans in Loan Group 1 and with respect to the Group 2 Certificates, the percentage of the Principal Balance of Mortgage Loans in Loan Group 2, in each case 90 days or more delinquent (including Mortgage Loans, the related mortgagor of which is in bankruptcy), in foreclosure or held as REO Property exceeds 10.00%, with respect to Loan Group 1 or 12.00% with respect to Loan Group 2, of the related Loan Group Principal Balance as of the last day of the most recent ended Due Period, (iv) Cumulative Net Losses as of the last day of the most recent ended Due Period exceed the Specified Percentage of the related Loan Group Principal Balance as of the Closing Date on the Distribution Dates occurring on the date specified in the definition thereof or (v) an Event of Default or Termination Event (as each is defined in the Interest Rate Cap Agreement) has occurred and is continuing. If either condition referred to in (iii) or (iv) above occurs preventing a reduction of the Base Spread Account Requirement and a payment of the Spread Account Excess for the related Certificate Group and such condition is subsequently cured, no reduction to the Base Spread Account Requirement shall occur and no Spread Account Excess in respect of the related Certificate Group shall be paid, however, until the third Distribution Date thereafter, provided no other condition subsequently occurs preventing a reduction and also, in no particular order of priority:

               (v) to invest amounts on deposit in such Spread Account in accordance with the provisions of Section 5.05 and, on each Distribution Date, to withdraw all net investment earnings since the preceding Distribution Date;

               (vi) to withdraw any amount not required to be deposited in the Spread Account or deposited therein in error; and

               (vii) to clear and terminate such Spread Account upon the termination of this Agreement and, upon such termination, to pay the amount on deposit in Spread Account-1 (after giving effect to distributions and payments pursuant to Section 5.01), to the holders of the Class R Certificates and the amount on deposit in Spread Account-2, first to the Holders of the Class A-2 Certificates, any Net Funds Cap Carryover Amount (after giving effect to distributions and payments pursuant to Section 5.01) and any remainder, to the Seller.

          (d) On the Distribution Date on which all amounts due have been paid to the Class A Certificateholders including the Certificate Insurer as subrogee of the Class A Certificateholders, the Trustee, after making any withdrawals from each Spread Account required pursuant to the preceding paragraph, shall clear and terminate each Spread Account, liquidate any investments therein and pay any uninvested funds therein or the proceeds of such liquidation to the Seller.

          (e) A Spread Account may be terminated and other assets substituted therefor including mortgage loans such as the Mortgage Loans or a guarantee of Provident or a letter of credit issued on behalf of Provident at any time with a prior written notification to Moody's and the prior written approval of the Certificate Insurer, the Trustee and Standard & Poor's and written confirmation from Standard & Poor's that such termination and substitution will not result in a downgrade of the Class A Certificates without giving effect to the Certificate Insurance Policy; except a letter of credit issued by Provident shall only be acceptable to Moody's if Provident's long term debt rating by Moody's at such time is equal to or above "A3", and a letter of credit issued by a provider other than Provident shall only be acceptable to Moody's if such entity's long term debt rating by Moody's at such time is equal to or above "A2."

     Section 4.06. Interest Rate Cap Agreement; Supplemental Interest Distributions.

          (a) Provident hereby agrees that the Interest Rate Cap Agreement (or such other interest rate cap agreement or agreements funded from amounts payable by the Cap Provider in connection with an Early Termination Date (as defined in the Interest Rate Cap Agreements) and acceptable to the Certificate Insurer) shall be at all times maintained in full force and effect until the Cap Termination Date. Provident hereby agrees, for the sole and exclusive benefit of the Trustee, in trust and for the benefit of the Class A-1 Certificateholders and the Certificate Insurer, to pay, or cause to be paid, the Cap Contract Distributions to the Trustee. The Cap Contract Distributions shall be non-recourse to Provident or any of its affiliates, and the source of funds for the payment of any Cap Contract Distributions shall be limited to the extent of amounts paid under the Interest Rate Cap Agreement. The Interest Rate Cap Agreement shall not be a part of the REMIC.

          (b) Provident acknowledges that the consummation of the transactions contemplated by this Agreement are in the best interests of Provident. In order to facilitate the consummation of the transactions contemplated by this Agreement, Provident hereby agrees to secure the Cap Contract Obligations and, Provident hereby pledges and grants to the Trustee, in trust and for the benefit of the Class A Certificateholders and the Certificate Insurer, a security interest in all of Provident's right, title and interest in, to and under the Cap Contract Obligations with respect to the Interest Rate Cap Agreement and all Cap Contract Distributions thereunder. Provident agrees to promptly, from time to time, at its sole expense, execute and deliver all instruments and documents and take all action that may be reasonably necessary or desirable, in order to perfect and protect the pledge and security interest granted to the Trustee, in trust and for the benefit of the Class A-1 Certificateholders and the Certificate Insurer, pursuant to this Section 4.06 or to enable the Trustee to exercise and enforce its rights and remedies with respect to the Interest Rate Cap Agreement. Provident hereby authorizes the Trustee to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of its rights to, in and under the Interest Rate Cap Agreement.

          (c) On or prior to the Closing Date Provident shall give the Cap Provider, an irrevocable instruction to transfer to the Trustee, on each Cap Distribution Date, for deposit in the Distribution Account pursuant to Section 5.04, all Cap Contract Distributions with respect to the related Distribution Date. Any amount paid under the Interest Rate Cap Agreement that does not constitute a Cap Contract Distribution shall be remitted by the Cap Provider directly to Provident. On each Cap Distribution Date on which a Cap Contract Distribution is transferred to the Trustee for deposit into the Distribution Account, the Trustee shall deposit such Cap Contract Distribution in the Distribution Account and (i) retain in the Distribution Account the portion of such Cap Contract Distribution in an amount equal to the related Supplemental Interest Distribution for the immediately succeeding Distribution Date, which shall be included in the Available Funds for the Group 1 Certificates for such Distribution Date and (ii) immediately transfer from the Distribution Account an amount equal to the excess, if any, of (A) the amount of any such Cap Contract Distribution over (B) the amount of the related Supplemental Interest Distribution to Provident.

          (d) If a Termination Event or Event of Default (both as defined in the Interest Rate Cap Agreement) occurs with respect to the Interest Rate Cap Agreement, the Certificate Insurer shall have the option to direct the Trustee to direct Provident to (i) terminate such Interest Rate Cap Agreement not later than 15 Business Days after Provident receives notice of such Termination Event and (ii) request the payment to the Distribution Account by the Cap Provider of the amounts due upon the occurrence of an Early Termination Date in accordance with the terms of the Interest Rate Cap Agreement.

          (e) Neither the Trustee nor Provident shall, without the prior written consent of the Certificate Insurer, give any consent or direction ("Consent" or "Direction") permitted or required under or in connection with the Interest Rate Cap Agreement or any related document. The Trustee and Provident shall give any such Consent or Direction at the direction of the Certificate Insurer; provided, however that the Trustee shall have no liability for taking such action. Provident shall provide the Certificate Insurer with a copy of all notices and reports in connection with the Interest Rate Cap Agreement or any related document upon request.

          (f) Provident shall notify the Trustee, the Certificate Insurer and the Rating Agencies within five Business Days after obtaining knowledge that the counterparty rating of the Cap Provider has been withdrawn, suspended or reduced by Standard & Poor's or Moody's.

                                  ARTICLE V

                Payments and Statements to Certificateholders;
                         Rights of Certificateholders

     Section 5.01. Distributions. (a) On each Distribution Date, the Trustee shall withdraw from the Distribution Account the Amount Available and make distributions thereof as described below:

               (i) With respect to the Group 1 Certificates, the Available Funds with respect to the Group 1 Certificates:

          (1) to the Trustee, the Trustee Fee for Loan Group 1 for such Distribution Date and, other than on the July 2000 Distribution Date, to the Certificate Insurer, so long as no Certificate Insurer Default exists, the Premium Amount for the Group 1 Certificates for such Distribution Date;

          (2) to the Trustee, as reimbursement for expenses reimbursable to the Trustee pursuant to Section 9.05, including, without limitation, expenses pursuant to Sections 3.01(g) and 8.01(b), which, in the aggregate, after giving effect to (ii)(2) of this Section 5.01, shall not exceed $100,000 during the existence of the Trust;

          (3) concurrently, as follows

               (x) to the Holders of the Class A-1 Certificates, an amount equal to the Class Interest Distribution for such Distribution Date; and


               (y) to the Holders of the Class X-1 Certificates, an amount equal to the Class Interest Distribution for the Class X-1 Certificates for such Distribution Date, plus any interest shortfall from the previous Distribution Dates with interest thereon.

          provided, however, if Available Funds with respect to the Group 1 Certificates and Class X-1 Certificates (prior to giving effect to withdrawals from the Spread Accounts, draws on the Certificate Insurance Policy or any Supplemental Interest Distributions) on such Distribution Date are insufficient to make the distributions of the Class Interest Distributions to the Group 1 Certificates and Class X-1 Certificates, such Available Funds shall be allocated between subclauses (x) and (y), pro rata, based on the amount required to be paid pursuant to each such subclause on such Distribution Date without giving effect to any shortfall in such Available Funds;

          (4) to the Holders of the Class A-1 Certificates, an amount equal to the Class A Principal Distribution for such Certificates for such Distribution Date.

               (ii) With respect to the Group 2 Certificates, the Available Funds with respect to the Group 2 Certificates:

          (1) to the Trustee, the Trustee Fee for Loan Group 2 for such Distribution Date and, other than on the July 2000 Distribution Date, to the Certificate Insurer, so long as no Certificate Insurer Default exists, the Premium Amount for the Group 2 Certificates for such Distribution Date;

          (2) to the Trustee, as reimbursement for expenses reimbursable to the Trustee pursuant to Section 9.05, including, without limitation, expenses pursuant to Section 3.01(g) and 8.01(b), which, in the aggregate, after giving effect to (i)(2) of this Section 5.01, shall not exceed $100,000 during the existence of the Trust

          (3) concurrently, as follows

               (x) to the Holders of the Class A-2 Certificates, an amount equal to the related Class Interest Distribution for such Distribution Date; and

               (y) to the Holders of the Class X-2 Certificates, an amount equal to the Class Interest Distribution for the Class X-2 Certificates for such Distribution Date, such amounts first to be deposited to the Net Funds Cap Carryover Reserve Account, first to cover any Net Funds Cap Carryover Amount (to the extent not covered by amounts already on deposit in the Net Funds Cap Carryover Reserve Account) and then to cover any Required Reserve Amount for such Distribution Date and any remainder to the Holders of the Class X-2 Certificates, provided, however, if Available Funds with respect to the Group 2 Certificates and Class X-2 Certificates (prior to giving effect to withdrawals from the Spread Account or draws on the Certificate Insurance Policy) on such Distribution Date are insufficient to make the distributions of the Class Interest Distributions to the Group 2 Certificates and Class X-2 Certificates, such Available Funds shall be allocated between subclauses (x) and (y), pro rata, based on the amount required to be paid pursuant to each such subclause on such Distribution Date without giving effect to any shortfall in such Available Funds;

          (4) to the holders of the Class A-2 Certificates an amount equal to the Class A Principal Distribution for the Group 2 Certificates for such Distribution Date.

               (iii) After making the distributions referred to in clauses (i) and (ii) above, the Trustee shall make distributions in the following order of priority, to the extent of the balance of the Amount Available:

          (1) to the Master Servicer, the amount of any accrued and unpaid Master Servicing Fees;

          (2) to the Master Servicer, the amount of Nonrecoverable Advances to the extent not previously reimbursed; and

          (3) to the Certificate Insurer, any Reimbursement Amount.

               (iv) to the Class R Certificateholders, the balance, if any.

     Notwithstanding clause (iv) above, any amounts due to the Master Servicer pursuant to Section 7.03 shall be distributed to the Master Servicer prior to distributions to the Class R Certificateholders.

          (b) Distribution of Insured Payments, Amounts Withdrawn from Spread Account and Supplemental Interest Distributions. With respect to any Distribution Date, if amounts are withdrawn from the Spread Account pursuant to Section 4.05(c)(i)-(iii) or amounts are deposited to the Distribution Account as a Supplemental Interest Distribution pursuant to Section 4.06(c), such amounts shall only be paid to the related Holders of the Class A Certificates, as required by such Section 4.05 or Section 4.06, respectively. With respect to any Distribution Date, in the event of an Insured Payment, the Trustee shall make such payments from the amount drawn under the Certificate Insurance Policy pursuant to Section 4.01 for such Distribution Date in accordance with Section 5.01(a). Such payments shall only be made to Holders of the related Class A Certificates, as required by Section 4.01 and Section 5.01(a). The Certificate Insurer shall be deemed to be the assignee of the Holders of the Class A Certificates to the extent of any amount of Insured Payments disbursed by the Trustee from proceeds of the Certificate Insurance Policy and to such extent, shall be the subrogee of each such Holder of the Class A Certificates; provided, however, that any such right of subrogation inuring to the Certificate Insurer hereunder or otherwise shall be and is subordinated to the rights under this Agreement of the Holders of the Class A Certificates and Class X Certificates and in accordance with Section 5.01(a).

          (c) Method of Distribution. The Trustee shall make distributions in respect of a Distribution Date to each Certificateholder of record on the related Record Date (other than as provided in Section 10.01 respecting the final distribution), in the case of Class A Certificateholders and Class X Certificateholders, by check or money order mailed to such Certificateholder at the address appearing in the Certificate Register, or, upon written request by a Class A Certificateholder delivered to the Trustee at least five Business Days prior to such Record Date, by wire transfer (but only if such Class A Certificateholder is the Depository or such Class A Certificateholder owns of record one or more Class A Certificates of a Class aggregating at least $1,000,000 Class Principal Balance and, in the case of Class R Certificateholders, such Class R Certificateholder holds of record the Class R Certificate, as applicable, with a 99.999999% Percentage Interest). Distributions among Certificateholders shall be made in proportion to the Percentage Interests evidenced by the Certificates held by such Certificateholders.

          (d) Distributions on Book-Entry Certificates. Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, which shall credit the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. All such credits and disbursements with respect to a Book-Entry Certificate are to be made by the Depository and the Depository Participants in accordance with the provisions of the Certificates. None of the Trustee, the Paying Agent, the Certificate Registrar, the Certificate Insurer, the Master Servicer, any Subservicer or the Seller shall have any responsibility therefor except as otherwise provided by applicable law.

     Section 5.02. Compensating Interest. Not later than the close of business on each Determination Date, the Master Servicer shall remit to the Collection Account an amount equal to the lesser of (A) the aggregate of the Prepayment Interest Shortfalls for the related Distribution Date resulting from Principal Prepayments during the related Due Period and (B) its aggregate Master Servicing Fee received in the related Due Period. The Master Servicer shall not have the right to reimbursement for any amounts deposited to the Collection Account pursuant to this Section. Such amounts so deposited shall be included in the Available Funds relating to the Loan Group experiencing the Principal Prepayments and distributed therewith on the next Distribution Date. If on any Determination Date the amount deposited into the Collection Account is the amount calculated in (B), such amount shall be allocated between the Available Funds of each Loan Group pro rata based on the aggregate Prepayment Interest Shortfall experienced by each Loan Group during the related Due Period. The Master Servicer shall not be obligated to pay Compensating Interest with respect to Civil Relief Act Interest Shortfalls.

     Section 5.03. Statements. (a) Not later than 12:00 noon, New York time, on each Determination Date, the Master Servicer shall deliver to the Trustee a computer tape (or such other report in a form and format mutually agreeable to the Master Servicer and the Trustee) as to each Mortgage Loan as of the end of the preceding Due Period and such other information as the Trustee shall reasonably require. Not later than 12:00 noon, New York time, on the Distribution Date, the Trustee shall make available to the Master Servicer, the Seller, the Certificate Insurer and the Cap Provider, by telecopy or electronically (as provided below), a statement (the "Trustee's Remittance Report") (based solely on the information contained on the computer tape upon which the Trustee may conclusively rely) containing the information set forth below with respect to such Distribution Date:

               (i) The Available Funds for each Certificate Group and each Class' Certificate Rate for the related Distribution Date;

               (ii) The Class Principal Balance of each Class, the Pool Principal Balance and the Loan Group Principal Balance of the Mortgage Loans in each Loan Group as reported in the prior Trustee's Remittance Report or, in the case of the first Determination Date, the Original Class Certificate Principal Balance of each Class, the Cut-Off Date Pool Principal Balance and the Cut-Off Date Loan Group Principal Balance of the Mortgage Loans in each Loan Group;

               (iii) The aggregate amount of collections received on the Mortgage Loans on or prior to such Determination Date in respect of the preceding Due Period, separately stating the amounts received in respect of principal and interest;

               (iv) The number and Principal Balances of all Mortgage Loans that were the subject of Principal Prepayments during the Due Period;

               (v) The amount of all Curtailments that were received during the Due Period;

               (vi) The principal portion of all Monthly Payments received during the Due Period;

               (vii) The interest portion of all Monthly Payments received on the Mortgage Loans during the Due Period;

               (viii) The amount required to be paid by the Seller or Master Servicer (reported separately) pursuant to Sections 2.03, 2.06 or 3.01(f);

               (ix) The amount of the Monthly Advances and the Compensating Interest Payment to be made with respect to such Distribution Date;

               (x) The Class A Principal Distribution for each Certificate Group for the related Distribution Date, the Class Interest Distribution for the related Distribution Date to be distributed on each Class of Class A Certificates and Class X Certificates and any Net Funds Cap Carryover Amounts to be distributed on the Group 2 Certificates on the related Distribution Date;

               (xi) The amount, if any, of the outstanding Class Interest Carryover Shortfall and Class A Principal Shortfall Amount for each Class after giving effect to the distributions on the related Distribution Date;

               (xii) The Cap Contract Distributions and the Supplemental Interest Distributions owed, if any, on the related Distribution Date;

               (xiii) The amount of the Insured Payments, if any, to be made on the related Distribution Date;

               (xiv) The amount to be distributed to the Class R
Certificateholders for the related Distribution Date;

               (xv) The Class Principal Balance for each Class after giving effect to the distribution to be made on the related Distribution Date;

               (xvi) The weighted average remaining term to maturity of the Mortgage Loans in each Loan Group and the weighted average Loan Rate in each Loan Group;

               (xvii) The Master Servicing Fee to be paid to the Master
Servicer;

               (xviii) The aggregate Premium Amount to be paid to the Certificate Insurer pursuant to Section 5.01;

               (xix) The amount of all payments or reimbursements to the Master Servicer pursuant to Section 3.03;

               (xx) The Pool Factor for each Class of Class A Certificates using the balances in subclause (xiv) above, computed to six (6) decimal places;

               (xxi) The Base Spread Account Requirement for each Loan Group on the related Distribution Date and the amount on deposit therein for each Loan Group after giving effect to withdrawals therefrom on such Distribution Date;

               (xxii) The number of Mortgage Loans outstanding at the beginning and at the end of the related Due Period;

               (xxiii) The Pool Principal Balance and the Loan Group Principal Balance for each Loan Group, each as of the end of the Due Period related to such Distribution Date;

               (xxiv) Separately stated for each Loan Group, the number and aggregate Principal Balances of Mortgage Loans (w) as to which the Monthly Payment is delinquent for 30-59 days, 60-89 days and 90 or more days, respectively, (x) that have become REO Properties, in each case as of the end of the preceding Due Period, (y) that are in foreclosure and (z) the Mortgagor of which is the subject of any bankruptcy or insolvency proceeding;

               (xxv) The unpaid principal amount of all Mortgage Loans that became Liquidated Mortgage Loans during such Due Period;

               (xxvi) The Net Liquidation Proceeds received during such Due Period;

               (xxvii) The book value (within the meaning of 12 C.F.R.ss.
571.13 or comparable provision) of any real estate acquired through foreclosure or grant of a deed in lieu of foreclosure;

               (xxviii) For so long as the Master Servicer is the Seller, the Rating Agencies' ratings of the long-term unsecured debt of the Seller (to the extent such information is provided to the Trustee by the Certificate Insurer or the Master Servicer);

               (xxix) Cumulative Net Losses and the Ninety Day+ Rolling Average as of such Distribution Date; and

               (xxx) Such other information as is required by the Code and regulations thereunder to be made available to Holders of the Class A Certificates.

     The Trustee shall make available such report to the Master Servicer, the Seller, the Certificate Insurer, the Certificateholders, the Rating Agencies, Bloomberg (at 499 Park Avenue, New York, New York 10022, Attention: Mike Geller) and Intex Solutions (at 35 Highland Circle, Needham, Massachusetts 02144, Attention: Harold Brennman) on the related Distribution Date; provided, however, the amounts specified in subclause (xviii) shall be deleted from all reports sent to Bloomberg or Intex Solutions. The Trustee may fully rely upon and shall have no liability with respect to information provided by the Master Servicer.

     In the case of information furnished pursuant to subclauses (ii), (xii) and (xvii) above, the amounts shall be expressed in a separate section of the report as a dollar amount for each Class for each $1,000 original dollar amount as of the Cut-Off Date.

     The Trustee will make the Trustee's Remittance Report (and, at its option, any additional files containing the same information in an alternative format) available each month to Certificateholders, the Master Servicer, the Seller, the Certificate Insurer and the Cap Provider, and other parties to this Agreement via the Trustee's internet website and its fax-on-demand service. The Trustee's fax-on-demand service may be accessed by calling (301) 815-6610. The Trustee's internet website shall initially be located at "www.ctslink.com." Assistance in using the website or the fax-on-demand service can be obtained by calling the Trustee's customer service desk at
(301) 815-6600. Parties that are unable to use the above distribution options shall be entitled to have a paper copy mailed to them via first class mail by calling the customer service desk and indicating such. The Trustee shall have the right to change the way Trustee's Remittance Reports are distributed in order to make such distribution more convenient and/or more accessible to the above parties and the Trustee shall provide timely and adequate notification to all above parties regarding any such changes.

          (b) Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each Person who at any time during the calendar year was a Class A Certificateholder, if requested in writing by such Person, such information as is reasonably necessary to provide to such Person a statement containing the information set forth in subclauses (ix) and
(xiv) above, aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be prepared and furnished by the Trustee to Certificateholders pursuant to any requirements of the Code as are in force from time to time.

          (c) On each Distribution Date, the Trustee shall make available to the Class R Certificateholders and Class X Certificateholders a copy of the reports forwarded to the Class A Certificateholders in respect of such Distribution Date and a statement setting forth the amounts actually distributed to the Class R Certificateholders and Class X Certificateholders, as applicable, on such Distribution Date together with such other information as the Trustee deems necessary or appropriate.

          (d) Within a reasonable period of time after the end of each calendar year, the Trustee shall deliver to each Person who at any time during the calendar year was a Class R Certificateholder, if requested in writing by such Person, such information as is reasonably necessary to provide to such Person a statement containing the information provided pursuant to the previous paragraph aggregated for such calendar year or applicable portion thereof during which such Person was a Class R Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be prepared and furnished to Certificateholders by the Trustee pursuant to any requirements of the Code as from time to time in force.

          (e) The Master Servicer and the Trustee shall furnish to each Certificateholder and to the Certificate Insurer (if requested in writing), during the term of this Agreement, such periodic, special or other reports or information, whether or not provided for herein, as shall be necessary, reasonable or appropriate with respect to the Certificateholder or the Certificate Insurer, as the case may be, or otherwise with respect to the purposes of this Agreement, all such reports or information to be provided by and in accordance with such applicable instructions and directions (if requested in writing) as the Certificateholder or the Certificate Insurer, as the case may be, may reasonably require; provided that the Master Servicer and the Trustee shall be entitled to be reimbursed by such Certificateholder or the Certificate Insurer, as the case may be, for their respective fees and actual expenses associated with providing such reports, if such reports are not generally produced in the ordinary course of their respective businesses or readily obtainable.

          (f) Reports and computer tapes furnished to the Trustee by the Master Servicer pursuant to this Agreement shall be deemed confidential and of a proprietary nature, and shall not be copied or distributed except to the extent provided in this Agreement and to the extent required by law or if the Trustee is requested to furnish any such information by the Seller to the Rating Agencies, the Seller, the Certificate Insurer's reinsurers, parent, regulators, liquidity providers and auditors or to third-party information providers. No Person entitled to receive copies of such reports or tapes or lists of Certificateholders shall use the information therein for the purpose of soliciting the customers of the Seller or for any other purpose except as set forth in this Agreement. The Trustee shall have no responsibility to any Person for any information delivered at the request of the Seller.

     Section 5.04. Distribution Account. The Trustee shall establish with Norwest Bank Minnesota, National Association, a separate trust account (the "Distribution Account") titled "Norwest Bank Minnesota, National Association, as Trustee, in trust for the registered holders of Provident Bank Home Equity Loan Asset-Backed Certificates, Series 2000-2 Distribution Account." The Distribution Account shall be an Eligible Account. The Trustee shall deposit or cause to be deposited to the Distribution Account (which shall be deemed to be distributed for REMIC purposes to the Regular Certificateholders when deposited to the Distribution Account) any amounts representing Cap Contract Distributions, payments on and any collections in respect of the Mortgage Loans received by it, including, without limitation, all amounts withdrawn by the Master Servicer from the Collection Account pursuant to Section 3.03 for deposit to the Distribution Account, amounts withdrawn from the Pre-Funding Accounts and Capitalized Interest Accounts pursuant to Section 4.02, withdrawals from the Spread Accounts pursuant to Section 4.05 and draws under the Certificate Insurance Policy in respect of Insured Payments, in each case immediately following the receipt thereof. Amounts on deposit in the Distribution Account may be invested in Eligible Investments pursuant to
Section 5.05. The Distribution Account will not be part of the REMIC.

     Section 5.05. Investment of Accounts. (a) So long as no Event of Default shall have occurred and be continuing, and consistent with any requirements of the Code, all or a portion of any Account held by the Trustee shall be invested and reinvested by the Trustee, as directed in writing by the Master Servicer, in one or more Eligible Investments bearing interest or sold at a discount; provided, however, that amounts on deposit in the Spread Accounts shall initially be invested pursuant to the Spread Account Agreements and shall remain so invested until a Termination Date (as defined in the Spread Account Agreements) occurs thereunder. Upon the occurrence of a Termination Date under a Spread Account Agreement, the Trustee shall, as directed by the Servicer, immediately invest the amounts on deposit in the related Spread Account in one of the following (and if not so immediately directed by the Servicer, the Trustee shall invest such amounts in (i) below until otherwise directed by the Servicer):

               (i) Eligible Investments bearing interest or sold at a discount; or

               (ii) a money market account of the Provident Bank so long as
(1) Provident maintains a long-term debt rating equal to or above "BBB" by Standard & Poor's and "Baa1" by Moody's and a short-term debt rating of "A-2" by Standard & Poor's and "P-2" by Moody's, (2) Provident is not put on publicly announced "Negative Credit Watch" by either Standard & Poor's or Moody's, respectively, for downgrade below such long-term and short-term ratings and (3)(A) a Collateral Agreement has been executed and is in full force and effect (and no Collateral Trigger Event has occurred and is continuing thereunder) or (B) the Certificate Insurer, in its sole discretion, provides its prior written consent to such investment. If any of the conditions set forth in this subsection (ii) are not maintained, the Trustee shall transfer any amounts on deposit in the Spread Accounts invested in money market accounts of Provident to Eligible Investments, such Eligible Investments being approved in advance by the Certificate Insurer.

     The Trustee and Provident shall enter into the Spread Account Agreements on the Closing Date.

     If requested by Provident, the Trustee shall execute the Collateral Agreement, in a final form reasonably acceptable to the Trustee and the Certificate Insurer, promptly upon any termination of the Spread Account Agreement.

     The Seller shall monitor its ratings and immediately notify the Certificate Insurer and the Trustee by telephone and by facsimile letter of any impending downgrades in long term or short term debt ratings or the placing of the Seller on publicly announced "Negative Credit Watch." If a Responsible Officer of the Trustee has actual knowledge of any impending downgrades in long term or short term debt ratings or the placing of the Seller on publicly announced "Negative Credit Watch", the Trustee shall immediately notify the Certificate Insurer in the manner specified above.

     If an Event of Default shall have occurred and be continuing or if the Master Servicer does not provide investment directions, the Trustee shall invest all Accounts in Eligible Investments described in paragraph (vi) of the definition of Eligible Investments. No such investment in any Account shall mature later than the Business Day immediately preceding the next Distribution Date, except for investments in the Collection Account, which shall mature no later than two Business Days immediately preceding the next Distribution Date (except that with respect to any Account (i) if such Eligible Investment is an obligation of the Trustee, then such Eligible Investment shall mature not later than such Distribution Date and (ii) any other date as may be approved by the Rating Agencies and the Certificate Insurer).

          (b) If any amounts are needed for disbursement from any Account held by the Trustee and sufficient uninvested funds are not available to make such disbursement, the Trustee shall cause to be sold or otherwise converted to cash a sufficient amount of the investments in such Account. The Trustee shall not be liable for any investment loss or other charge resulting therefrom unless the Trustee's failure to perform in accordance with this Section 5.05 is the cause of such loss or charge.

          (c) Subject to Section 9.01, the Trustee shall not in any way be held liable by reason of any investment loss or charge or any insufficiency in any Account held by it resulting from any investment loss on any Eligible Investment included therein unless the Trustee's failure to perform in accordance with this Section is the cause of such loss or charge (except as provided in subsection (b) of this Section).

          (d) The Trustee shall invest and reinvest funds in the Accounts held by the Trustee, to the fullest extent practicable, in such manner as the Master Servicer shall from time to time direct as set forth in Section 5.05(a), but only in one or more Eligible Investments.

          (e) So long as no Event of Default shall have occurred and be continuing, all net income and gain realized from investment of, and all earnings on, funds deposited in (a) the Collection Account and the Distribution Account shall be for the benefit of the Master Servicer as servicing compensation (in addition to the Master Servicing Fee) provided, however, that earnings on the funds in the Distribution Account during the period beginning on the Business Day prior to a Distribution Date to such day shall be payable to the Trustee, (b) subject to the Trustee's right of reimbursement from the Spread Account Excess pursuant to Sections 4.05(c) and to the extent not reimbursed pursuant to Section 5.01(a), Spread Account-1 shall be for the benefit of the holder of the Class R Certificate and Spread Account-2 shall be for the benefit of the Seller and, in each case, shall be subject to withdrawal on or before the first Business Day of the month following the month in which such income or gain is received, (c) the Net
Funds Cap Carryover Reserve Account shall be for the benefit of the Class X-2 Certificateholders, and shall be subject to withdrawal on or before the first Business Day of the month following the month in which such income or gain is received, (d) the Capitalized Interest Accounts shall be available to make the Capitalized Interest Requirement pursuant to Section 4.02(e), and to the extent such earnings are not required to make such payments shall be released to the Seller and (e) the Pre-Funding Accounts shall be available to make the payment of the Capitalized Interest Requirement pursuant to Section 4.02(e) and, to the extent such earnings are not required to make such payments, shall be released to the Seller. The Master Servicer shall deposit in the Collection Account or the Distribution Account, as the case may be, the holder of the Class R Certificate shall deposit in Spread Account-1, the Seller shall deposit in Spread Account-2, the Capitalized Interest Accounts or the Pre-Funding Accounts, as the case may be, and the Class X-2 Certificateholders shall deposit in the Net Funds Cap Carryover Reserve Account, the amount of any loss incurred in respect of any Eligible Investment held therein which is in excess of the income and gain thereon immediately upon realization of such loss from its own funds, without any right to reimbursement therefor.

     Section 5.06. Establishment of the Net Funds Cap Carryover Reserve Account; Deposits to the Net Funds Cap Carryover Reserve Account; Permitted Withdrawals from the Net Funds Cap Carryover Reserve Account. (a) No later than the Closing Date, the Trustee shall establish and maintain for the benefit of the Class A-2 Certificateholders an account titled "Norwest Bank Minnesota, National Association, as Trustee for Provident Home Equity Loan Trust 2000-2: Net Funds Cap Carryover Reserve Account". The Net Funds Cap Carryover Reserve Account will be funded on the Closing Date with a Reserve Account Initial Deposit of $5,000. Thereafter, if the Weighted Average Loan Rate for Loan Group 2 does not exceed the Certificate Rate on the Class A-2 Certificates by 0.20% on any Distribution Date, the amount to be held in the Net Funds Cap Carryover Reserve Account for such Distribution Date thereafter will equal the greater of (i) 0.50% of the outstanding Certificate Principal Balance of such Class, and (ii) $15,000, and will be funded from amounts otherwise paid to the holders of the Class X-2 Certificates. Thereafter, if the Weighted Average Loan Rate for Loan Group 2 for any Distribution Date exceeds the Certificate Rate on the Class A-2 Certificates by 0.20% or more, the Required Reserve Amount for such Distribution Date will be $5,000 and will be funded from amounts otherwise paid to the holders of the Class X-2 Certificates.

          (b) The Net Funds Cap Carryover Reserve Account shall be an Eligible Account and shall be treated as an "outside reserve fund" under applicable Treasury regulations and will not be part of the REMIC. The amounts on deposit in the Net Funds Cap Carryover Reserve Account shall be invested in Eligible Investments and otherwise in accordance with the provisions of Section 5.05. Any investment earnings on such amounts in the Net Funds Cap Carryover Reserve Account will be treated as owned by the Class X-2 Certificateholders and will be taxable to such holders. On the Closing Date, the Seller shall deposit or cause to be deposited the Reserve Account Initial Deposit in the Net Funds Cap Carryover Reserve Account. The Trustee shall deposit into the Net Funds Cap Carryover Reserve Account on each Distribution Date, to the extent of funds available therefor, the amount required pursuant to Section 5.01(a)(ii)(3)(y).

          (c) Amounts on deposit in the Net Funds Cap Carryover Reserve Account shall be withdrawn on each Distribution Date by the Trustee in an amount up to the related Net Funds Cap Carryover Amount for the Class A-2 Certificates for such Distribution Date. Such amount withdrawn shall be distributed by the Trustee directly to the Holders of the Class A-2 Certificates.

          (d) On the Distribution Date on which all amounts due have been paid to the Class A-2 Certificateholders, the Trustee, after making any withdrawals from the applicable Net Funds Cap Carryover Reserve Account required pursuant to the preceding paragraph on such Distribution Date, shall clear and terminate such Net Funds Cap Carryover Reserve Account, liquidate any investments therein and pay any uninvested funds therein or the proceeds of such liquidation to the Class X-2 Certificateholders.

                                  ARTICLE VI

                               The Certificates

     Section 6.01. The Certificates. Each of the Class A Certificates, Class X Certificates and Class R Certificates shall be substantially in the forms set forth in Exhibits A-1, A-2 and C, hereto, respectively, and shall, on original issue, be executed, authenticated and delivered by the Trustee to or upon the order of the Seller concurrently with the sale and assignment to the Trustee of the Trust and delivery to the Trustee of the Certificate Insurance Policy. Each Class of Class A Certificates shall be initially evidenced by one or more certificates representing a fraction of the Original Class Certificate Principal Balance and shall be held in minimum dollar denominations of $1,000 and dollar multiples in excess thereof, except that one of each of the Class A Certificates may be in a different denomination so that the sum of the denominations of all outstanding Class A Certificates shall equal the Original Class Certificate Principal Balance. The Class R Certificates shall be evidenced by two certificates, one representing a 99.999999% Percentage Interest and the other representing a 0.000001% Percentage Interest. Each Class of Class X Certificates shall be evidenced by one or more certificates representing a minimum Percentage Interest of 20% and integral multiples of 5% in excess thereof.

     The Certificates shall be executed by manual or facsimile signature on behalf of the Trust by the Trustee by a Responsible Officer. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trustee shall bind the Trust, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement or be valid for any purpose, unless such Certificate shall have been manually authenticated by the Trustee substantially in the form provided for herein, and such authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication. Subject to Section 6.02(c), the Class A Certificates shall be Book-Entry Certificates. The Class X and Class R Certificates shall not be Book-Entry Certificates.

     Section 6.02. Registration of Transfer and Exchange of Certificates. (a) The Certificate Registrar shall cause to be kept at the Corporate Trust Office a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee shall initially serve as Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.

     Upon surrender for registration of transfer of any Certificate at any office or agency of the Certificate Registrar maintained for such purpose pursuant to the foregoing paragraph and, in the case of a Class X or Class R Certificate, upon satisfaction of the applicable conditions set forth below, the Trustee on behalf of the Trust shall execute, authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same aggregate Percentage Interest.

     At the option of the Certificateholders, Certificates may be exchanged for other Certificates in authorized denominations and the same aggregate Percentage Interests, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute and authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for registration of transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

          (b) Except as provided in paragraph (c) below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (i) registration of such Certificates may not be transferred by the Trustee except to another Depository; (ii) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Certificates; (iii) ownership and transfers of registration of such Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (iv) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (v) the Trustee shall deal with the Depository as representative of the Certificate Owners of the Certificates for purposes of exercising the rights of Holders under this Agreement, and requests and directions for and votes of such representative shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and (vi) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and Persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

     All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owners. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners that it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures. The parties hereto are hereby authorized to execute a Letter of Representations with the Depository or take such other action as may be necessary or desirable to register a Book-Entry Certificate to the Depository. In the event of any conflict between the terms of any such Letter of Representation and this Agreement the terms of this Agreement shall control.

          (c) If (i) (x) the Depository or the Seller advises the Trustee in writing that the Depository is no longer willing or able to discharge properly its responsibilities as Depository and (y) the Trustee or the Seller is unable to locate a qualified successor, (ii) the Seller, at its sole option, with the consent of the Trustee, elects to terminate the book-entry system through the Depository or (iii) after the occurrence of an Event of Default, the Certificate Owners of each Class of Class A Certificates representing Percentage Interests aggregating not less than 51% advise the Trustee and Depository through the Financial Intermediaries and the Depository Participants in writing that the continuation of a book-entry system through the Depository to the exclusion of definitive, fully registered certificates (the "Definitive Certificates") to Certificate Owners is no longer in the best interests of the Certificate Owners, then, upon surrender to the Certificate Registrar of each Class of Class A Certificates by the Depository, accompanied by registration instructions from the Depository for registration, the Trustee shall, at the Seller's expense, execute and authenticate the Definitive Certificates. Neither the Seller nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates, the Trustee, the Certificate Registrar, the Master Servicer, any Paying Agent and the Seller shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

          (d) No transfer, sale, pledge or other disposition of any Class X or Class R Certificate shall be made unless such disposition is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and laws. In the event of any such transfer, other than the transfer of the Tax Matters Person Residual Interest to the Trustee and the initial transfer of the Class X and Class R Certificates to the Seller (i) unless such transfer is made in reliance upon Rule 144A (as evidenced by the investment letter delivered to the Trustee, in substantially the form attached hereto as Exhibit K) under the 1933 Act, the Trustee and the Seller shall require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Seller that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act or is being made pursuant to the 1933 Act, which Opinion of Counsel shall not be an expense of the Trustee or the Seller or (ii) the Trustee shall require the transferor to execute a transferor affidavit (in substantially the form attached hereto as Exhibit H-2) and the transferee to execute an investment letter (in substantially the form attached hereto as Exhibit K) and a transferee affidavit (in substantially the form attached hereto as Exhibit H-1) acceptable to and in form and substance reasonably satisfactory to the Seller and the Trustee certifying to the Seller and the Trustee the facts surrounding such transfer, which investment letter shall not be an expense of the Trustee or the Seller. The Holder of a Class X or Class R Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Master Servicer and the Seller against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

     No transfer of a Class X or Class R Certificate shall be made unless the Trustee shall have received either (i) a representation from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trustee and the Seller, to the effect that such transferee is not an employee benefit plan or arrangement subject to Section 406 of ERISA or a plan subject to Section 4975 of the Code, nor a person acting on behalf of any such plan or arrangement nor using the assets of any such plan or arrangement to effect such transfer or (ii) if the purchaser is an insurance company, and the Certificates have been the subject of an ERISA-Qualifying Underwriting, a representation that the purchaser is an insurance company which is purchasing such Certificates with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60") and that the purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60 or (iii) in the case of any such Class X or Class R Certificate presented for registration in the name of an employee benefit plan subject to ERISA or a plan or arrangement subject to Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan or any other person acting on behalf of any such plan or arrangement or using such plan's or arrangement's assets, an Opinion of Counsel satisfactory to the Trustee, which Opinion of Counsel shall not be an expense of the Seller, the Master Servicer, the Trustee or the Trust, addressed to the Trustee, to the effect that the purchase or holding of such Class X or Class R Certificate will not result in the assets of the Trust being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee to any obligation in addition to those expressly undertaken in this Agreement or to any liability. The restrictions in the preceding sentence shall not apply to the Class X Certificates if the Class X Certificates have been the subject of an ERISA-Qualifying Underwriting and have a rating that is in one of the three highest generic rating categories from a Rating Agency acceptable under an Underwriter's Exemption. Except for a transfer of a Class X Certificate to which the preceding sentence applies, and notwithstanding anything else to the contrary herein, any purported transfer of a Class X or Class R Certificate to or on behalf of an employee benefit plan subject to ERISA or to the Code without the delivery to the Trustee of an Opinion of Counsel satisfactory to the Trustee as described above shall be void and of no effect.

     Each Person who has or who acquires any Ownership Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably appointed the Seller or its designee as its attorney-in-fact to negotiate the terms of any mandatory sale under clause (v) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale, and the rights of each Person acquiring any Ownership Interest in a Class R Certificate are expressly subject to the following provisions:

               (ii) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

               (iii) No Person shall acquire an Ownership Interest in a Class R Certificate unless such Ownership Interest is a pro rata undivided interest.

               (iv) In connection with any proposed transfer of any Ownership Interest in a Class R Certificate, the Trustee shall as a condition to registration of the transfer, require delivery to it, in form and substance satisfactory to it, of each of the following:

                    (A) an affidavit in the form of Exhibit H-1 hereto from the proposed transferee to the effect that such transferee is a Permitted Transferee and that it is not acquiring its Ownership Interest in the Class R Certificate that is the subject of the proposed transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee; and

                    (B) a covenant of the proposed transferee to the effect that the proposed transferee agrees to be bound by and to abide by the transfer restrictions applicable to the Class R Certificates.

               (v) Any attempted or purported transfer of any Ownership Interest in a Class R Certificate in violation of the provisions of this Section shall be absolutely null and void and shall vest no rights in the purported transferee. If any purported transferee shall, in violation of the provisions of this Section, become a Holder of a Class R Certificate, then the prior Holder of such Class R Certificate that is a Permitted Transferee shall, upon discovery that the registration of transfer of such Class R Certificate was not in fact permitted by this Section, be restored to all rights as Holder thereof retroactive to the date of registration of transfer of such Class R Certificate. The Trustee shall be under no liability to any Person for any registration of transfer of a Class R Certificate that is in fact not permitted by this Section or for making any distributions due on such Class R Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the Trustee received the documents specified in clause (iii). The Trustee shall be entitled to recover from any Holder of a Class R Certificate that was in fact not a Permitted Transferee at the time such distributions were made all distributions made on such Class R Certificate. Any such distributions so recovered by the Trustee shall be distributed and delivered by the Trustee to the prior Holder of such Class R Certificate that is a Permitted Transferee.

               (vi) If any Person other than a Permitted Transferee acquires any Ownership Interest in a Class R Certificate in violation of the restrictions in this Section, then the Trustee shall have the right but not the obligation, without notice to the Holder of such Class R Certificate or any other Person having an Ownership Interest therein, to notify the Seller to arrange for the sale of such Class R Certificate. The proceeds of such sale, net of commissions (which may include commissions payable to the Seller or its affiliates in connection with such sale), expenses and taxes due, if any, will be remitted by the Trustee to the previous Holder of such Class R Certificate that is a Permitted Transferee, except that in the event that the Trustee determines that the Holder of such Class R Certificate may be liable for any amount due under this Section or any other provisions of this Agreement, the Trustee may withhold a corresponding amount from such remittance as security for such claim. The terms and conditions of any sale under this clause (v) shall be determined in the sole discretion of the Trustee and it shall not be liable to any Person having an Ownership Interest in a Class R Certificate as a result of its exercise of such discretion. If any Person other than a Permitted Transferee acquires any Ownership Interest in a Class R Certificate in violation of the restrictions in this Section, then the Trustee will provide to the Internal Revenue Service, and to the persons specified in Sections 860E(e)(3) and (6) of the Code, information needed to compute the tax imposed under Section 860E(e)(5) of the Code on transfers of residual interests to disqualified organizations. The Trustee will be entitled to additional compensation from such Person, but in all events shall be obligated to provide such information.

The foregoing provisions of this Section shall cease to apply to transfers occurring on or after the date on which there shall have been delivered to the Trustee, in form and substance satisfactory to the Trustee, (i) written notification from each Rating Agency that the removal of the restrictions on transfer set forth in this Section will not cause such Rating Agency to downgrade its rating of the Certificates and (ii) an Opinion of Counsel to the effect that such removal will not cause the Trust to fail to qualify as a REMIC.

     The Tax Matters Person Residual Interest shall at all times be registered in the name of the Trustee.

          (e) No service charge shall be made for any registration of transfer or exchange of Certificates of any Class, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

     All Certificates surrendered for registration of transfer or exchange shall be cancelled by the Certificate Registrar and disposed of pursuant to its standard procedures.

     Section 6.03. Mutilated, Destroyed, Lost or Stolen Certificates. If (i) any mutilated Certificate is surrendered to the Certificate Registrar or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and (ii) there is delivered to the Trustee, the Seller and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute, authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and Percentage Interest. Upon the issuance of any new Certificate under this Section, the Trustee or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) in connection therewith. Any duplicate Certificate issued pursuant to this Section, shall constitute complete and indefeasible evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

     Section 6.04. Persons Deemed Owners. Prior to due presentation of a Certificate for registration of transfer, the Master Servicer, the Seller, the Trustee, the Certificate Registrar, the Certificate Insurer, any Paying Agent and any agent of the Master Servicer, the Seller, the Certificate Registrar, any Paying Agent or the Trustee may treat the Person, including a Depository, in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 5.01 and for all other purposes whatsoever, and none of the Master Servicer, the Trustee, the Certificate Insurer, the Seller or any agent of any of them shall be affected by notice to the contrary.

     Section 6.05. Appointment of Paying Agent. (a) The Paying Agent shall make distributions to Certificateholders from the Distribution Account pursuant to Section 5.01 and shall report the amounts of such distributions to the Trustee. The duties of the Paying Agent may include the obligation (i) to withdraw funds from the Collection Account pursuant to Section 3.03 and for the purpose of making the distributions referred to above and (ii) to distribute statements and provide information to Certificateholders as required hereunder. The Paying Agent hereunder shall at all times be a corporation duly incorporated and validly existing under the laws of the United States of America or any state thereof, authorized under such laws to exercise corporate trust powers and subject to supervision or examination by federal or state authorities. The Paying Agent shall initially be the Trustee. The Trustee may appoint a successor to act as Paying Agent, which appointment shall be reasonably satisfactory to the Seller and the Certificate Insurer.

          (b) The Trustee shall cause the Paying Agent (if other than the Trustee) to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent shall hold all sums, if any, held by it for payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders and shall agree that it shall comply with all requirements of the Code regarding the withholding of payments in respect of Federal income taxes due from Certificate Owners and otherwise comply with the provisions of this Agreement applicable to it.

                                 ARTICLE VII

                      The Seller and the Master Servicer

     Section 7.01. Liability of the Seller and the Master Servicer. The Seller and the Master Servicer shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Seller or Master Servicer, as the case may be, herein.

     Section 7.02. Merger or Consolidation of, or Assumption of the Obligations of, the Seller or the Master Servicer. Any corporation into which the Seller or the Master Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller or the Master Servicer shall be a party, or any corporation succeeding to the business of the Seller or the Master Servicer, shall be the successor of the Seller or the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor Master Servicer shall satisfy all the requirements of Section 8.02 with respect to the qualifications of a successor Master Servicer.

     Section 7.03. Limitation on Liability of the Master Servicer and Others. Neither the Master Servicer nor any of the directors or officers or employees or agents of the Master Servicer shall be under any liability to the Trust or the Certificateholders for any action taken or for refraining from the taking of any action by the Master Servicer in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Master Servicer or any such Person against any liability which would otherwise be imposed by reason of its willful misfeasance, bad faith or negligence in the performance of duties of the Master Servicer or by reason of its reckless disregard of its obligations and duties of the Master Servicer hereunder. The Master Servicer and any director or officer or employee or agent of the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Master Servicer and any director or officer or employee or agent of the Master Servicer shall be indemnified by the Trust and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of its willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of its reckless disregard of obligations and duties hereunder; provided, however, that such indemnification shall be limited solely to amounts otherwise available for distribution pursuant to Section 5.01(a)(iv) and such amounts shall be paid to the Master Servicer prior to distributions to the Class R Certificateholders. The Master Servicer's right to indemnity or reimbursement pursuant to this Section shall survive any resignation or termination of the Master Servicer pursuant to Section 7.04 or 8.01 with respect to any losses, expenses, costs or liabilities arising prior to such resignation or termination (or arising from events that occurred prior to such resignation or termination). This paragraph shall apply to the Master Servicer solely in its capacity as Master Servicer hereunder and in no other capacities.

     Section 7.04. Master Servicer Not to Resign. Subject to the provisions of
Section 7.02, the Master Servicer shall not resign from the obligations and duties hereby imposed on it except (i) upon determination that the performance of its obligations or duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it or its subsidiaries or Affiliates, the other activities of the Master Servicer so causing such a conflict being of a type and nature carried on by the Master Servicer or its subsidiaries or Affiliates at the date of this Agreement or (ii) upon satisfaction of the following conditions: (a) the Master Servicer has proposed a successor master servicer to the Trustee in writing, and such proposed successor master servicer is reasonably acceptable to the Trustee; (b) each Rating Agency shall have delivered a letter to the Trustee prior to the appointment of the successor servicer stating that the proposed appointment of such successor master servicer as Master Servicer hereunder will not result in the reduction or withdrawal of the then current rating of the Class A Certificates; and (c) such proposed successor servicer is reasonably acceptable to the Certificate Insurer, as evidenced by a letter to the Trustee; provided, however, that no such resignation by the Master Servicer shall become effective until such successor master servicer shall have assumed the Master Servicer's responsibilities and obligations hereunder or the Trustee shall have designated a successor servicer in accordance with Section 8.02. Any such resignation shall not relieve the Master Servicer of responsibility for any of the obligations specified in Sections 8.01 and 8.02 as obligations that survive the resignation or termination of the Master Servicer. Any such determination permitting the resignation of the Master Servicer pursuant to clause (i) above shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee and the Certificate Insurer. The Master Servicer shall have no claim (whether by subrogation or otherwise) or other action against any Certificateholder or the Certificate Insurer for any amounts paid by the Master Servicer pursuant to any provision of this Agreement. Any such determination permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee and the Certificate Insurer.

     Section 7.05. Delegation of Duties. In the ordinary course of business, the Master Servicer at any time may delegate any of its duties hereunder to any Person, including any of its Affiliates, who agrees to conduct such duties in accordance with standards comparable to those set forth in Section 3.01. Such delegation shall not relieve the Master Servicer of its liabilities and responsibilities with respect to such duties and shall not constitute a resignation within the meaning of Section 7.04. The Master Servicer shall provide the Certificate Insurer and the Trustee with written notice prior to the delegation of any of its duties to any Person other than any of the Master Servicer's Affiliates or their respective successors and assigns.

     Section 7.06. Indemnification of the Trust by the Master Servicer. (a) The Master Servicer shall indemnify and hold harmless the Trust and the Trustee from and against any loss, liability, expense, damage or injury suffered or sustained by reason of the Master Servicer's willful misfeasance, bad faith or negligence in the performance of its activities in servicing or administering the Mortgage Loans pursuant to this Agreement, including, but not limited to, any judgment, award, settlement, reasonable attorneys' fees and other costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim related to the Master Servicer's willful misfeasance, bad faith or negligence. Any such indemnification shall not be payable from the assets of the Trust and shall survive the termination of the Agreement and the resignation or removal of the Master Servicer and shall also be applicable to any actions of the predecessor Master Servicer during the Transition Period.

          (b) Notwithstanding anything to the contrary contained herein, the Seller (i) agrees to be liable directly to the injured party for the entire amount and (ii) shall indemnify and hold harmless the Master Servicer, the Trust and the Trustee from and against any loss, liability, expense, damage, claim or injury (including, without limitation, any prohibited transactions tax imposed on the Trust, but excluding any loss, liability, expense, damage, claim or injury attributable to a holder of a Regular Certificate in the capacity as an investor in such Certificates as a result of defaults on the Mortgage Loans) arising out of or based on the retention of the Mortgage Loans and Mortgage Files pursuant to this Agreement by reason of any acts, omissions or alleged acts or omissions arising out of activities of the Trust or the Trustee, or the actions of the Master Servicer including, in either case, but not limited to, amounts payable to the Master Servicer pursuant to Section 7.03, any judgment, award, settlement, reasonable attorneys' fees and other costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim; provided that the Seller shall not indemnify any such party (but shall indemnify any other injured party) if such loss, liability, expense, damage or injury is due to such party's willful malfeasance, bad faith or negligence or by reason of such party's reckless disregard of its obligations hereunder. The provisions of this indemnity shall run directly to and be enforceable by an injured party subject to the limitations hereof. The provisions of this Section shall survive the termination of this Agreement.

     Section 7.07. Inspection. The Master Servicer shall (and shall require any Subservicer in the related Subservicing Agreement to) afford the Certificate Insurer, upon reasonable notice, during normal business hours, access to all records maintained by the Master Servicer in respect of its rights and obligations hereunder and access to officers of the Master Servicer and each Subservicer responsible for such obligations. Upon request, the Master Servicer shall furnish to the Certificate Insurer the Master Servicer's most recent publicly available financial statements and each Subservicer's most recent financial statements (annual or quarterly statements, as the case may be) and such other information relating to their capacity to perform their obligations under this Agreement as the Master Servicer or such Subservicer possesses.

                                 ARTICLE VIII

                                    Default

     Section 8.01. Events of Default. (a) If any one of the following events ("Events of Default") shall occur and be continuing:

               (i) (A) The failure by the Master Servicer to make any Monthly Advance or, after a Termination Date with respect to a Spread Account Agreement, to transfer funds on deposit in the related Spread Account as required by Section 5.05(a) or, if the Spread Account Agreement has been terminated and the Collateral Agreement has been executed by the parties hereto, to transfer Spread Account funds from investments in money market accounts of The Provident Bank to Eligible Investments following a Collateral Trigger Event, as required pursuant to Section 5.05 hereof; or (B) any other failure by the Master Servicer to deposit in the Collection Account or Distribution Account any deposit required to be made under the terms of this Agreement which continues unremedied for a period of two Business Days after the date upon which written notice of such failure shall have been given to the Master Servicer by the Trustee or to the Master Servicer and the Trustee by the Certificate Insurer or by any holder of a Regular Certificate; or

               (ii) The failure by the Master Servicer to make any required Servicing Advance which failure continues unremedied for a period of 30 days, or, except as otherwise described in subclause (vi) below, the failure by the Master Servicer duly to observe or perform, in any material respect, any other covenants, obligations or agreements of the Master Servicer as set forth in this Agreement, which failure continues unremedied for a period of 30 days, after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or to the Master Servicer and the Trustee by the Certificate Insurer or by any holder of a Regular Certificate; or

               (iii) The entry against the Master Servicer of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee, conservator, receiver or liquidator in any insolvency, conservatorship, receivership, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

               (iv) The Master Servicer shall voluntarily go into liquidation, consent to the appointment of a conservator or receiver or liquidator or similar person in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Master Servicer or of or relating to all or substantially all of its property, or a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver, liquidator or similar person in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged, unbonded or unstayed for a period of 60 days; or the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations; or

               (v) Any breach by Provident of a representation or warranty made in Section 2.03, which breach materially and adversely affects the interests of the Certificateholders or the Certificate Insurer and continues unremedied for a period of 30 days after the giving of written notice of such failure to Provident by the Trustee, or to Provident and the Trustee by the Certificate Insurer or Holders of Certificates evidencing Voting Rights aggregating not less than 25%; or

               (vi) The failure of the Seller to deliver the Assignments of Mortgage as required pursuant to Section 2.01(a)(iii);

               (vii) (A) Cumulative Net Losses during any twelve-month period exceed 1.25%, on an aggregate basis, with respect to Loan Group 1 or 1.75%, on an aggregate basis, with respect to Loan Group 2, of the related Loan Group Principal Balance as of the Closing Date or (B) the Ninety Day+ Rolling Average exceeds 14.00%;

               (viii) Provident and/or its subsidiaries (i) shall fail to remain an "Well Capitalized" institution according to all applicable banking statutes and regulations, including without limitation the Federal Deposit Insurance Corporation Act of 1991 and the regulations promulgated thereunder, or (ii) shall otherwise fail to remain in good standing with the Appropriate Federal or State Banking Agency ("Agency"), and the Agency has issued or entered with respect to or against Provident and/or its subsidiaries, as the case may be, an agreement, sanction or cease and desist order, including but not limited to any capital directive, directive to take prompt corrective action or other mandatory or discretionary supervisory action, that materially and adversely affects or could in the future materially and adversely affect, in the sole reasonable opinion of MBIA (a) the ability of Provident to perform their respective obligations under any Transaction Document to which it is a party or (b) the business, operations, or financial condition, or the material properties or assets of Provident and/or its subsidiaries.

               (ix) The Master Servicer or its Affiliates shall fail to pay any principal or premium or interest on any of its debt which is outstanding in a principal amount of at least $1,000,000 in the aggregate when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement, mortgage, indenture or instrument relating to such debt; or any other event shall occur or condition shall exist under any agreement, mortgage, indenture or instrument relating to any such debt and shall continue after the applicable grace period, if any, specified in such agreement, mortgage, indenture or instrument, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such debt; or any such debt shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), redeemed, purchased or defeased, or an offer to repay, redeem, purchase or defease such debt shall be required to be made, in each case prior to the stated maturity thereof; or

          (b) Then, and in each and every such case, so long as an Event of Default shall not have been remedied within the applicable grace period, (x) subject to the succeeding paragraph, with respect solely to clause (i) (A) above, if such Monthly Advance is not made by 4:00 P.M., New York time, on the Business Day following written notice to the Master Servicer of such event, the Trustee shall (with the prior written consent of the Certificate Insurer) terminate all of the rights and obligations of the Master Servicer under this Agreement and the Trustee, or any other successor servicer appointed in accordance with Section 8.02, shall immediately make such Monthly Advance and assume, pursuant to Section 8.02, the duties of a successor Master Servicer and (y) in the case of (i) (B), (ii), (iii), (iv), (v), (vi), (viii), (ix) and
(x) above, the Trustee shall, but only at the direction of the Certificate Insurer, or the Holders of each Class of Class A Certificates evidencing Voting Rights aggregating not less than 51%, together with the consent of the Certificate Insurer, so long as no Certificate Insurer Default exists, by notice then given in writing to the Master Servicer (and to the Trustee if given by Holders of Certificates), terminate all of the rights and obligations of the Master Servicer as master servicer under this Agreement. Within 30 days after notification of the occurrence of clause (vii) above, the Certificate Insurer may require that an audit of the Master Servicer's servicing practices be performed, at the expense of the Seller, by a Person selected by the Certificate Insurer. The Person conducting the audit shall promptly provide the Certificate Insurer and the Master Servicer with the written results of such audit. After review of the results of such audit and consultation with the Master Servicer regarding such results, the Certificate Insurer may declare an Event of Default and may remove the Master Servicer by giving written notice of such action to the Seller, the Master Servicer and the Trustee. The Certificate Insurer agrees that, in making its decision to remove the Master Servicer under clause (vii) above, it shall consider, among other factors, whether the Master Servicer's servicing practices have been in compliance with the servicing standards set forth herein. Any such notice to the Master Servicer shall also be given to each Rating Agency and the Certificate Insurer. On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of each Mortgage Loan and related documents or otherwise. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the responsibilities and rights of the Master Servicer hereunder, including, without limitation, the transfer to the Trustee, for the administration by it of all cash amounts that shall at the time be held by the Master Servicer and to be deposited by it in the Collection Account, or that have been deposited by the Master Servicer in the Collection Account or thereafter received by the Master Servicer with respect to the Mortgage Loans. All reasonable costs and expenses (including attorneys' fees) incurred in connection with transferring the Mortgage Files to the successor Master Servicer and amending this Agreement to reflect such succession as Master Servicer pursuant to this Section shall be paid by the predecessor Master Servicer (or if the predecessor Master Servicer is the Trustee, the initial Master Servicer) upon presentation of reasonable documentation of such costs and expenses; provided, however, if the predecessor Master Servicer fails to pay such expenses, the Trustee may recover such expenses from the Spread Account pursuant to Section 4.05(c)(iii) or pursuant to Section 5.01(a) to the extent set forth therein.

     Notwithstanding the foregoing, a delay in or failure of performance under
Section 8.01(i) for a period of ten Business Days or under Section 8.01(ii) for a period of 30 Business Days, shall not constitute an Event of Default if such delay or failure could not be prevented by the exercise of reasonable diligence by the Master Servicer and such delay or failure was caused by an act of God or the public enemy, acts of declared or undeclared war, public disorder, rebellion or sabotage, epidemics, landslides, lightning, fire, hurricanes, earthquakes, floods or similar causes. The preceding sentence shall not relieve the Master Servicer from using its best efforts to perform its respective obligations in a timely manner in accordance with the terms of this Agreement and the Master Servicer shall provide the Trustee and the Certificateholders with an Officers' Certificate giving prompt notice of such failure or delay by it, together with a description of its efforts to so perform its obligations. The Master Servicer shall immediately notify the Trustee in writing of any Events of Default.

     Section 8.02. Trustee to Act; Appointment of Successor. (a) On and after the time the Master Servicer receives a notice of termination pursuant to
Section 8.01 or 7.04, the Trustee or a successor Master Servicer shall be the successor in all respects to the Master Servicer in its capacity as master servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer by the terms and provisions hereof arising on and after its succession. Notwithstanding the foregoing, the parties hereto agree that the Trustee, in its capacity as successor Master Servicer, will immediately assume the obligations of the Master Servicer to make Monthly Advances and Servicing Advances and all of the rights of the Master Servicer to receive reimbursement for such Monthly Advances. The Trustee will assume all other rights and duties of the Master Servicer as soon as practicable, but in no event later than 90 days after the Trustee becomes successor Master Servicer (the "Transition Period"). Prior to the assumption of such other duties by the Trustee, the Trustee as successor Master Servicer, may with the prior written consent of the Certificate Insurer, retain the defaulting Master Servicer as subservicer for the servicing of the Mortgage Loans during the Transition Period. During such period the defaulting Master Servicer shall be entitled to receive the entire Master Servicing Fee from the Trustee as successor Master Servicer and shall indemnify the Trustee for any loss, cost or expense that the Trustee may incur as a result of the defaulting Master Servicer's actions as subservicer of the Mortgage Loans during the Transition Period. Notwithstanding the above, or anything in this Section to the contrary, the Trustee, or a successor Master Servicer if it becomes the Master Servicer pursuant to this Section, shall have no responsibility or obligation (i) to repurchase or substitute any of the Mortgage Loans or (ii) for any act or omission of a predecessor Master Servicer including acts or omissions of a predecessor Master Servicer during the Transition Period , unless such predecessor Master Servicer was the Trustee. The Trustee or a successor Master Servicer may conduct any activity required of it as Master Servicer hereunder through an Affiliate or through an agent appointed by it with due care. Neither the Trustee nor any other successor Master Servicer shall be deemed to be in default hereunder due to any act or omission of a predecessor Master Servicer, including but not limited to failure to timely deliver to the Trustee any necessary information pursuant to Section 5.03, any funds required to be deposited to the Trust, or any breach of its duty to cooperate with a transfer of master servicing as required by Section 8.01. As compensation therefor, such successor Master Servicer shall be entitled to such compensation as the Master Servicer would have been entitled to hereunder if no such notice of termination had been given. Notwithstanding the above, (i) if the Trustee is unable or unwilling to act as successor Master Servicer or (ii) if the Trustee is legally unable so to act, the Trustee shall appoint or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, bank or other mortgage loan or home equity loan servicer having a net worth of not less than $50,000,000 as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder; provided that any such successor Master Servicer shall be acceptable to the Certificate Insurer, as evidenced by the Certificate Insurer's prior written consent which consent shall not be unreasonably withheld and provided, further, that the appointment of any such successor Master Servicer will not result in the qualification (including the placement of the certificates on a "negative credit watch"), reduction or withdrawal of the ratings assigned to the Certificates by the Rating Agencies. Pending appointment of a successor to the Master Servicer hereunder, unless the Trustee is prohibited by law from so acting, the Trustee shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the successor shall be entitled to receive compensation out of payments on Mortgage Loans in an amount equal to the compensation which the Master Servicer would otherwise have received pursuant to Section 3.09 (or such lesser compensation as the Trustee and such successor shall agree). The appointment of a successor Master Servicer shall not affect any liability of the predecessor Master Servicer which may have arisen under this Agreement prior to its termination as Master Servicer to pay any deductible under an insurance policy pursuant to Section 3.05 or to indemnify the Trustee pursuant to Section 7.06), nor shall any successor Master Servicer be liable for any acts or omissions of the predecessor Master Servicer or for any breach by such Master Servicer of any of its representations or warranties contained herein or in any related document or agreement. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

          (b) Any successor, including the Trustee, to the Master Servicer as servicer shall during the term of its service as servicer (i) continue to service and administer the Mortgage Loans for the benefit of Certificateholders and the Certificate Insurer, (ii) maintain in force a policy or policies of insurance covering errors and omissions in the performance of its obligations as Master Servicer hereunder and a Fidelity Bond in respect of its officers, employees and agents to the same extent as the Master Servicer is so required pursuant to Section 3.06.

     Section 8.03. Waiver of Defaults. The Certificate Insurer or the Majority Certificateholders with the consent of the Certificate Insurer may, on behalf of all Certificateholders, waive any events permitting removal of the Master Servicer as servicer pursuant to this Article VIII, provided, however, that the Majority Certificateholders may not waive a default in making a required distribution on a Certificate without the consent of the Holder of such Certificate. Upon any waiver of a past default, such default shall cease to exist and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto except to the extent expressly so waived. Notice of any such waiver shall be given by the Trustee to the Rating Agencies.

     Section 8.04. Notification to Certificateholders. Upon any termination or appointment of a successor to the Master Servicer pursuant to this Article VIII or Section 7.04, the Trustee shall give prompt written notice thereof to the Certificateholders at their respective addresses appearing in the Certificate Register, the Certificate Insurer and each Rating Agency.

     Section 8.05. Rights of the Certificate Insurer to Exercise Rights of Class A Certificateholders. By accepting its Certificate, each Class A Certificateholder agrees that unless a Certificate Insurer Default exists, the Certificate Insurer shall be deemed to be the Certificateholders for all purposes (other than with respect to payment on the Certificates) and shall have the right to exercise all rights of the Class A Certificateholders under this Agreement and under each Class of Class A Certificates without any further consent of the Class A Certificateholders, including, without limitation:

          (a) the right to require the Seller to repurchase Mortgage Loans pursuant to Section 2.02 or 2.04;

          (b) the right to give notices of breach or to terminate the rights and obligations of the Master Servicer as servicer pursuant to Section 8.01 and to consent to or direct waivers of Master Servicer defaults pursuant to
Section 8.03;

          (c) the right to direct the actions of the Trustee during the continuance of a Master Servicer default pursuant to Sections 8.01 and 8.02;

          (d) the right to institute proceedings against the Master Servicer pursuant to Section 8.01;

          (e) the right to direct the Trustee to investigate certain matters pursuant to Section 9.02;

          (f) the right to remove the Trustee pursuant to Section 9.07;

          (g) the right to direct foreclosures upon the failure of the Master Servicer to do so in accordance with this Agreement; and

          (h) any rights or remedies expressly given the Majority
Certificateholders.

In addition, each Certificateholder agrees that unless a Certificate Insurer Default exists, the rights specifically enumerated in this Agreement may be exercised by the Certificateholders only with the prior written consent of the Certificate Insurer.

     Section 8.06. Trustee to Act Solely with Consent of the Certificate Insurer. Unless a Certificate Insurer Default exists, the Trustee shall not, without the Certificate Insurer's consent or unless directed by the Certificate Insurer:

          (a) terminate the rights and obligations of the Master Servicer as Master Servicer pursuant to Section 8.01;

          (b) agree to any amendment pursuant to Article XI, provided, however, that such consent shall not be unreasonably withheld; or

          (c) undertake any litigation.

     The Certificate Insurer may, in writing and in its sole discretion renounce all or any of its rights under Section 8.05, 8.06 or 8.07 or any requirement for the Certificate Insurer's consent for any period of time.

     Section 8.07. Mortgage Loans, Trust and Accounts Held for Benefit of the Certificateholders and the Certificate Insurer. The Trustee shall hold the Trust and the Mortgage Files for the benefit of the Certificateholders and the Certificate Insurer and all references in this Agreement and in the Certificates to the benefit of Holders of the Certificates shall be deemed to include the Certificate Insurer. The Trustee shall cooperate in all reasonable respects with any reasonable request by the Certificate Insurer for action to preserve or enforce the Certificate Insurer's rights or interests under this Agreement and the Certificates unless, as stated in an Opinion of Counsel addressed to the Trustee and the Certificate Insurer, such action is adverse to the interests of the Certificateholders or diminishes the rights of the Certificateholders or imposes additional burdens or restrictions on the Certificateholders.

     The Master Servicer hereby acknowledges and agrees that it shall service the Mortgage Loans for the benefit of the Certificateholders and for the benefit of the Certificate Insurer, and all references in this Agreement to the benefit of or actions on behalf of the Certificateholders shall be deemed to include the Certificate Insurer.

     Section 8.08. Certificate Insurer Default. Notwithstanding anything elsewhere in this Agreement or in the Certificates to the contrary, if a Certificate Insurer Default exists, or if and to the extent the Certificate Insurer has delivered its written renunciation of its rights, the provisions of this Article VIII and all other provisions of this Agreement which (a) permit the Certificate Insurer to exercise rights of the Certificateholders,
(b) restrict the ability of the Certificateholders, the Master Servicer or the Trustee to act without the consent or approval of the Certificate Insurer, (c) provide that a particular act or thing must be acceptable to the Certificate Insurer, (d) permit the Certificate Insurer to direct (or otherwise to require) the actions of the Trustee, the Master Servicer or the Certificateholders, (e) provide that any action or omission taken with the consent, approval or authorization of the Certificate Insurer shall be authorized hereunder or shall not subject the party taking or omitting to take such action to any liability hereunder or (f) which have a similar effect, shall be of no further force and effect and the Trustee shall administer the Trust and perform its obligations hereunder solely for the benefit of the Holders of the Certificates. Nothing in the foregoing sentence, nor any action taken pursuant thereto or in compliance therewith, shall be deemed to have released the Certificate Insurer from any obligation or liability it may have to any party or to the Certificateholders hereunder, under any other agreement, instrument or document (including, without limitation, the Certificate Insurance Policy) or under applicable law.

                                  ARTICLE IX

                                  The Trustee

     Section 9.01. Duties of Trustee. The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. If an Event of Default has occurred (which has not been cured) of which a Responsible Officer has knowledge, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

     The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement; provided, however, that the Trustee shall not be responsible for the accuracy or content of any such resolution, certificate, statement, opinion, report, document, order or other instrument. If any such instrument is found not to be in the form specified in this Agreement, on its face, the Trustee shall take action as it deems appropriate to have the instrument corrected, and if the instrument is not corrected to the Trustee's reasonable satisfaction, the Trustee will provide notice thereof to the Certificate Insurer and will, at the expense of the Seller, which expense shall be reasonable given the scope and nature of the required action, take such further action as directed by the Certificate Insurer.

     No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own misconduct; provided, however, that:

               (i) prior to the occurrence of an Event of Default of which a Responsible Officer of the Trustee shall have actual knowledge, and after the curing of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement;

               (ii) the Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining or investigating the facts related thereto;

               (iii) the Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the consent or direction of the Certificate Insurer or in accordance with the direction of the Holders of Class A Certificates evidencing Voting Rights aggregating not less than 51% (with the consent of the Certificate Insurer, so long as no Certificate Insurer Default exists) relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising or omitting to exercise any trust or power conferred upon the Trustee, under this Agreement; and

               (iv) the Trustee shall not be charged with knowledge of any failure by the Master Servicer to comply with the obligations of the Master Servicer referred to in clauses (i) and (ii) of Section 8.01 unless a Responsible Officer of the Trustee at the Corporate Trust Office obtains actual knowledge of such failure or the Trustee receives written notice of such failure from the Master Servicer, the Certificate Insurer or the Holders of Class A Certificates evidencing Voting Rights aggregating not less than 51%.

     The Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Master Servicer under this Agreement, except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Master Servicer in accordance with the terms of this Agreement.

     Subject to the other provisions of this Agreement and without limiting the generality of this Section, the Trustee shall have no duty (A) to see to the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust from funds available in the Collection Account or (B) to confirm or verify the contents of any reports or certificates of the Master Servicer delivered to the Trustee pursuant to this Agreement believed by the Trustee to be genuine and to have been signed or presented by the proper party or parties.

     In connection with any offset defenses, or affirmative claims for recovery, asserted in legal actions brought by Mortgagors under one or more Mortgage Loans based upon provisions therein or upon other rights or remedies arising from any requirements of law applicable to the Mortgage Loans:

          (a) The Trustee is the holder of the Mortgage Loans only as trustee on behalf of the holders of the Certificates, and not as a principal or in any individual or personal capacity.

          (b) The Trustee shall not be personally liable for, or obligated to pay Mortgagors, any affirmative claims asserted thereby, or responsible to holders of the Certificates for any offset defense amounts applied against Mortgage Loan payments, pursuant to such legal actions.

          (c) The Trustee will pay, to the extent not pursuant to Section 9.01(f) hereof, from available Trust assets, affirmative claims for recovery by Mortgagors only pursuant to final judicial orders or judgments, or judicially approved settlement agreements, resulting from such legal actions.

          (d) The Trustee will comply with judicial orders and judgments which require its actions or cooperation in connection with Mortgagors' legal actions to recover affirmative claims against holders of the Certificates.

          (e) The Trustee will cooperate with and assist the Seller, the Master Servicer, the Certificate Insurer, or holders of the Certificates in their defense of legal actions by Mortgagors to recover affirmative claims if such cooperation and assistance is not contrary to the interests of the Trustee as a party to such legal action and if the Trustee is satisfactorily indemnified by the entity or entities requiring such cooperation or assistance for all liability, costs and expenses arising therefrom. The Trustee shall have no duty hereunder with respect to any complaint, claim, demand, notice, or other document it may receive or which may be alleged to have been delivered to or served upon it by third parties as a consequence of the assignment of any of the Mortgage Loans hereunder or may otherwise pertain to its interest in any of the Mortgaged Properties; provided, however, that the Trustee shall use commercially reasonable efforts to deliver to the Master Servicer any such complaint, claim, demand, notice, or other document which is delivered to the Corporate Trust Office of the Trustee and contains sufficient information to enable a Responsible Officer of the Trustee to identify it as pertaining to a Mortgage Loan or Mortgaged Property.

          (f) The Seller hereby agrees to indemnify, hold harmless and defend the Trustee and the Certificate Insurer from and against any and all liability, loss, costs and expenses of the Trust or the Trustee and the Certificate Insurer resulting from any affirmative claims for recovery asserted or collected by Mortgagors under the Mortgage Loans. Such indemnification shall not be an expense of the Trust if a Mortgagor obtains a final, non-appealable judgment in its favor in connection with such affirmative claim for recovery.

     Section 9.02. Certain Matters Affecting the Trustee. (a) Except as otherwise provided in Section 9.01:

               (i) the Trustee may request and rely upon, and shall be protected in acting or refraining from acting upon, any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

               (ii) the Trustee may consult with counsel and any written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

               (iii) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation hereunder or in relation hereto, at the request, order or direction of any of the Certificateholders or the Certificate Insurer, pursuant to the provisions of this Agreement, unless such Certificateholders or the Certificate Insurer shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; the right of the Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of any such act; nothing contained herein shall, however, relieve the Trustee of the obligations, upon the occurrence of an Event of Default (which has not been cured) of which a Responsible Officer has actual knowledge, to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs;

               (iv) the Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

               (v) prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or documents, unless requested in writing to do so by the Certificate Insurer or Holders of Certificates evidencing Voting Rights aggregating not less than 51% (with the consent of the Certificate Insurer, so long as no Certificate Insurer Default exists); provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such cost, expense or liability as a condition to such proceeding. The reasonable expense of every such examination shall be paid by the Master Servicer or, if paid by the Trustee, shall be reimbursed by the Master Servicer upon demand. Nothing in this clause (v) shall derogate from the obligation of the Master Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors;

               (vi) the Trustee shall not be accountable, shall have no liability and makes no representation as to any acts or omissions hereunder of the Master Servicer until such time as the Trustee may be required to act as Master Servicer pursuant to Section 8.02;

               (vii) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian;

               (viii) the Trustee shall not be required to give any bond or surety in respect of the execution of the Trust created hereby or the powers granted here; and

               (ix) The right of the Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of such act.

          (b) It is intended that the Trust formed hereunder shall constitute, and that the affairs of the Trust shall be conducted so as to qualify it as a REMIC in accordance with the REMIC Provisions. In furtherance of such intention, the Trustee covenants and agrees that it shall act as agent (and the Trustee is hereby appointed to act as agent) and as Tax Matters Person on behalf of the REMIC, and that in such capacities, it shall:

               (i) prepare, sign and file, or cause to be prepared and filed, in a timely manner, a U.S. Real Estate Mortgage Investment Conduit Income Tax Return (Form 1066) and any other Tax Return required to be filed by the REMIC, using a calendar year as the taxable year for the REMIC;

               (ii) make, or cause to be made, an election, on behalf of the Trust, to be treated as a REMIC on the federal tax return of such REMIC for its first taxable year;

               (iii) prepare and forward, or cause to be prepared and forwarded, to the Master Servicer, the Seller, the Certificateholders and the Internal Revenue Service and any other relevant governmental taxing authority all information returns or reports as and when required to be provided to them in accordance with the REMIC Provisions;

               (iv) to the extent that the affairs of the Trust are within its control, conduct such affairs of the Trust at all times that any Certificates are outstanding so as to maintain the status of the Trust as a REMIC under the REMIC Provisions and any other applicable federal, state and local laws, including, without limitation, information reports relating to "original issue discount," as defined in the Code, based upon 115% of the Prepayment Assumption with respect to the Mortgage Loans in Loan Group 1 and 150% of the Prepayment Assumption with respect to the Mortgage Loans in Loan Group 2;

               (v) not knowingly or intentionally take any action or omit to take any action that would cause the termination of the REMIC status of the Trust;

               (vi) pay the amount of any and all federal, state and local taxes, prohibited transaction taxes as defined in Section 860F of the Code, other than any amount due as a result of a transfer or attempted or purported transfer in violation of Section 6.02, imposed on the Trust when and as the same shall be due and payable (but such obligation shall not prevent the Trustee or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Trustee from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The Trustee shall be entitled to reimbursement in accordance with Section 2.13;

               (vii) ensure that any such returns or reports filed on behalf of the REMIC by the Trustee are properly executed by the appropriate person;

               (viii) represent the Trust in any administrative or judicial proceedings relating to an examination or audit by any governmental taxing authority, request an administrative adjustment as to any taxable year of the Trust, enter into settlement agreements with any government taxing agency, extend any statute of limitations relating to any item of the Trust and otherwise act on behalf of the Trust in relation to any tax matter involving the Trust;

               (ix) as provided in Section 6.02(e)(vi), make available information necessary for the computation of any tax imposed (1) on transferors of residual interests to transferees that are not Permitted Transferees or (2) on pass-through entities any interest in which is held by an entity which is not a Permitted Transferee. The Trustee covenants and agrees that it will sign, as Trustee, any and all tax returns required to be filed by the Trust. Notwithstanding the foregoing, at such time as the Trustee becomes the successor Master Servicer, the holder of the largest percentage of the Class R Certificates shall serve as Tax Matters Person until such time as an entity is appointed to succeed the Trustee as Master Servicer;

               (x) make available to the Internal Revenue Service and those Persons specified by the REMIC Provisions all information necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership Interest in a Class R Certificate to any Person who is not a Permitted Transferee, including the information described in Treasury regulations sections 1.860D-1(b)(5) and 1.860E-2(a)(5) with respect to the "excess inclusions" of such Class R Certificate and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds an Ownership Interest in a Class R Certificate having as among its record holders at any time any Person that is not a Permitted Transferee. Reasonable compensation for providing such information may be accepted by the Trustee;

               (xi) pay out of its own funds, without any right of reimbursement, any and all tax-related expenses of the Trust (including, but not limited to, tax return preparation and filing expenses and any professional fees or expenses related to audits or any administrative or judicial proceedings with respect to the Trust that involve the Internal Revenue Service or state tax authorities), other than (A) the expense of obtaining any Opinion of Counsel required pursuant to Sections 2.06(d), 2.13(f), 3.01(f), 9.02(b) and 10.02, (B) any expenses for which the Trustee is otherwise indemnified pursuant to Section 9.05, (C) taxes except as specified herein, and (D) any professional fees or expenses related to audits or any administrative or judicial proceedings that do not result from any breach of the Trustee's duties hereunder; and

               (xii) Upon filing with the Internal Revenue Service, the Trustee shall, upon their written request, furnish to the Holders of the Class R Certificates the Form 1066 and each Form 1066Q for the REMIC and shall respond promptly to written requests made not more frequently than quarterly by any Holder of Class R Certificates with respect to the following matters:

          (1) The original projected principal and interest cash flows on the Closing Date on each class of regular and residual interests created hereunder and on the Mortgage Loans, based on 115% of the Prepayment Assumption with respect to the Mortgage Loans in Loan Group 1 and 150% of the Prepayment Assumption with respect to the Mortgage Loans in Loan Group 2;

          (2) The projected remaining principal and interest cash flows as of the end of any calendar quarter with respect to each class of regular and residual interests created hereunder and the Mortgage Loans, based on 115% of the Prepayment Assumption with respect to the Mortgage Loans in Loan Group 1 and 150% of the Prepayment Assumption with respect to the Mortgage Loans in Loan Group 2;

          (3) The Prepayment Assumption and any interest rate assumptions used in determining the projected principal and interest cash flows described above;

          (4) The original issue discount (or, in the case of the Mortgage Loans, market discount) or premium accrued or amortized through the end of such calendar quarter with respect to each class of regular or residual interests created hereunder and with respect to the Mortgage Loans, together with each constant yield to maturity used in computing the same;

          (5) The treatment of losses realized with respect to the Mortgage Loans or the Class A Certificates or Class X Certificates created hereunder, including the timing and amount of any cancellation of indebtedness income of the REMIC with respect to such Class A Certificates or Class X Certificates or bad debt deductions claims with respect to the Mortgage Loans;

          (6) The amount and timing of any non-interest expenses of the REMIC;
          and

          (7) Any taxes (including penalties and interest) imposed on the REMIC, including, without limitation, taxes on "prohibited transactions," "contribution" or "net income from foreclosure property" or state or local income or franchise taxes.

          The Trustee shall have no obligation to perform pursuant to this
Section 9.02(b)(xii) if the information required to perform hereunder is not provided to it.

               (xiii) Following the Closing Date, and except as otherwise provided in this Agreement, the Trustee shall not knowingly accept any contribution of assets to the Trust unless it shall have been provided with an Opinion of Counsel at the expense of the party delivering such assets acceptable to it and the Certificate Insurer to the effect that the inclusion of such assets in the REMIC will not cause the Trust to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject the REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

               (xiv) The Trustee agrees to indemnify the Trust, the Certificate Insurer and the Master Servicer for any taxes and costs, including, without limitation, any reasonable attorneys' fees imposed on or incurred by the Trust, the Certificate Insurer or the Master Servicer, as a result of a negligent or willful breach of the Trustee's covenants set forth in this Section.

     The Trustee shall treat the Net Funds Cap Carryover Reserve Fund as an outside reserve fund within the meaning of Treasury regulations ss. 1.860-2(h) that is owned by the Class X Certificates and that is not an asset of the REMIC. The Trustee shall treat the rights of the Class A-2 Certificates to receive payments from the Net Funds Cap Carryover Reserve Fund as paid first to the Class X Certificateholders, deposited by the Class X Certificateholders into the Net Funds Cap Carryover Fund and then paid to the Class A-2 Certificateholders, as applicable pursuant to a cap contract written by the Class X Certificateholders in favor of the Class A-2 Certificates. Thus, the Class A-2 Certificates will be treated as ownership of an interest rate cap contract in addition to ownership of a REMIC regular interest. For purposes of determining the issue price of the Class A-2 Certificates the Trustee will assume that the interest rate cap contract has a value of $5,000.

     Unless otherwise specified, any costs and expenses incurred by the Trustee pursuant to the Section 9.02 shall not be reimbursable to it pursuant to Section 9.05.

     Section 9.03. Trustee Not Liable for Certificates or Mortgage Loans. The recitals contained herein and in the Certificates (other than the authentication of the Trustee on the Certificates) shall be taken as the statements of the Seller, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (other than the signature and authentication of the Trustee on the Certificates) or of any Mortgage Loan or related document. The Trustee shall not be accountable for the use or application by the Master Servicer or for the use or application of any funds paid to the Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Collection Account by the Master Servicer. The Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Mortgage or any Mortgage Loan, or the perfection and priority of any Mortgage or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Trust or its ability to generate the payments to be distributed to Certificateholders under this Agreement, including, without limitation: the existence, condition and ownership of any Mortgaged Property; the existence and enforceability of any fire or hazard insurance thereon (other than the Trustee as Master Servicer if the Trustee shall assume the duties of the Master Servicer pursuant to Section 8.02); the validity of the assignment of any Mortgage Loan to the Trustee or of any intervening assignment; the completeness of any Mortgage Loan; the performance or enforcement of any Mortgage Loan (other than the Trustee as Master Servicer if the Trustee shall assume the duties of Master Servicer pursuant to Section 8.02); the compliance by the Seller or the Master Servicer with any warranty or representation made under this Agreement or in any related document or the accuracy of any such warranty or representation prior to the Trustee's receipt of notice or other discovery of any noncompliance therewith or any breach thereof; any investment of monies by or at the direction of the Master Servicer in Eligible Investments or any loss resulting therefrom, it being understood that the Trustee shall remain responsible for any Trust property that it may hold in its individual capacity; the acts or omissions of any of the Master Servicer (other than the Trustee as Master Servicer if the Trustee shall assume the duties of Master Servicer pursuant to Section 8.02), any Subservicer or any Mortgagor; any action of the Master Servicer (other than if the Trustee shall assume the duties of the Master Servicer pursuant to Section 8.02), or any Subservicer taken in the name of the Trustee; the failure of the Master Servicer or any Subservicer to act or perform any duties required of it as agent of the Trustee hereunder; or any action by the Trustee taken at the instruction of the Master Servicer (other than if the Trustee shall assume the duties of the Master Servicer pursuant to Section 8.02); provided, however, that the foregoing shall not relieve the Trustee of its obligation to perform its duties under this Agreement, including, without limitation, the Trustee's duty to review the Mortgage Files pursuant to Section 2.01. The Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder.

     Section 9.04. Trustee May Own Certificates. The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates and may transact any banking and trust business with the Seller or the Master Servicer with the same rights as it would have if it were not Trustee.

     Section 9.05. Trustee Fees and Expenses. The Trustee shall be entitled to receive the Trustee Fee for each Loan Group pursuant to Sections 5.01(a)(i)(1) and 5.01(a)(ii)(1), and shall be paid or reimbursed for all reasonable fees, expenses, disbursements and advances incurred or made by the Trustee in accordance with this Agreement by the Seller (including, but not limited to, the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence, willful misfeasance or bad faith or which is the responsibility of Certificateholders hereunder. In addition, the Seller covenants and agrees to indemnify the Trustee and its officers, directors, employees and agents from, and hold it harmless against, any and all losses, liabilities, damages, claims or expenses (i) incurred in connection with any legal action or relating to this Agreement, the Insurance Agreement or the Certificates, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence of the Trustee in the performance of its duties hereunder or by reason of the Trustee's reckless disregard of obligations and duties hereunder or (ii) resulting from any error in any tax or information return prepared by the Master Servicer. This Section shall survive termination or assignment of this Agreement or the resignation or removal of any Trustee hereunder. In addition, the Trustee shall be paid or reimbursed, as provided in Sections 4.05(c)(iii), 5.01(a)(i)(2) and 5.01(a)(ii)(2), for all reasonable fees, expenses, disbursements and advances incurred or made by the Trustee in accordance with this Agreement and not paid by the Seller.

     Section 9.06. Eligibility Requirements for Trustee. The Trustee hereunder shall at all times be a corporation duly incorporated and validly existing under the laws of the United States of America or any state thereof, authorized under such laws to exercise corporate trust powers, have a combined capital and surplus of at least $50,000,000 and a minimum long-term debt rating of "Baa3" by Moody's and "BBB" by Standard & Poor's and Fitch, and be subject to supervision or examination by federal or state authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. The principal office of the Trustee (other than the initial Trustee) shall be in a state with respect to which an Opinion of Counsel has been delivered to such Trustee at the time such Trustee is appointed Trustee to the effect that the Trust will not be a taxable entity under the laws of such state. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 9.07.

     Section 9.07. Resignation or Removal of Trustee. The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Seller, the Master Servicer, the Certificate Insurer and each Rating Agency. Upon receiving such notice of resignation, the Seller shall promptly appoint a successor Trustee (approved in writing by the Certificate Insurer, so long as such approval shall not be unreasonably withheld) by written instrument, copies of which instrument shall be delivered to the resigning Trustee, the successor Trustee; provided, however, that any such successor Trustee shall be subject to the reasonable prior written approval of the Master Servicer. If no successor Trustee shall have been so appointed and having accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

     If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 9.06 and shall fail to resign after written request therefor by the Seller, with the consent of the Certificate Insurer (so long as no Certificate Insurer Default exists) or the Certificate Insurer, or if at any time the Trustee shall be legally unable to act, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Seller, the Master Servicer or the Certificate Insurer may remove the Trustee. If the Seller, the Master Servicer or the Certificate Insurer removes the Trustee under the authority of the immediately preceding sentence, the Seller shall promptly appoint a successor Trustee (approved in writing by the Certificate Insurer, so long as such approval is not unreasonably withheld) by written instrument, copies of which instrument shall be delivered to the resigning Trustee and the successor Trustee.

     The Holders of Certificates evidencing Voting Rights aggregating at least 51% may, with the prior written consent of the Certificate Insurer, so long as no Certificate Insurer Default exists, at any time remove the Trustee by written instrument or instruments delivered to the Master Servicer, the Seller and the Trustee; shall thereupon use its best efforts to appoint a successor trustee in accordance with this Section.

     Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Trustee as provided in Section 9.08.

     Notwithstanding anything to the contrary contained herein, so long as no Certificate Insurer Default exists, the Trustee may not be removed by the Seller or the Certificateholders without the prior written consent of the Certificate Insurer, which consent shall not be unreasonably withheld.

     Section 9.08. Successor Trustee. Any successor Trustee appointed as provided in Section 9.07 shall execute, acknowledge and deliver to the Seller, the Master Servicer and to its predecessor Trustee and the Certificate Insurer an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee. The Seller, the Master Servicer and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Trustee all such rights, powers, duties and obligations.

     No successor Trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor Trustee shall be eligible under the provisions of Section 9.06.

     Upon acceptance of appointment by a successor Trustee as provided in this Section, the Master Servicer shall mail notice of the succession of such Trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register and to each Rating Agency. If the Master Servicer fails to mail such notice within 30 days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Master Servicer.

     Notwithstanding anything to the contrary contained herein, so long as no Certificate Insurer Default exists, the appointment of any successor Trustee pursuant to any provision of this Agreement will be subject to the prior written consent of the Certificate Insurer, which consent shall not be unreasonably withheld.

     Section 9.09. Merger or Consolidation of Trustee. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be eligible under the provisions of Section 9.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

     Section 9.10. Appointment of Co-Trustee or Separate Trustee. Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust or any Mortgaged Property may at the time be located, the Seller and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee and the Certificate Insurer to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Trustee may consider necessary or desirable. Any such co-trustee or separate trustee shall be subject to the written approval of the Seller and the Certificate Insurer, so long as no Certificate Insurer Default exists. If the Certificate Insurer shall not have responded within 15 days after the receipt by it of a request for approval pursuant to this Section 9.10, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 9.06 and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under Section 9.08. The Seller shall be responsible for the fees of any co-trustee or separate trustee appointed hereunder.

     Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

               (i) all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

               (ii) no trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder; and

               (iii) the Trustee, with the consent of the Certificate Insurer, so long as no Certificate Insurer Default exists, may at any time accept the resignation of or remove any separate trustee or co-trustee.

     Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article IX. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Seller, the Certificate Insurer and the Master Servicer.

     Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor Trustee.

     Section 9.11. Limitation of Liability. The Certificates are executed by the Trustee, not in its individual capacity but solely as Trustee of the Trust, in the exercise of the powers and authority conferred and vested in it by this Agreement. Each of the undertakings and agreements made on the part of the Trustee in the Certificates is made and intended not as a personal undertaking or agreement by the Trustee but is made and intended for the purpose of binding only the Trust.

     Section 9.12. Trustee May Enforce Claims Without Possession of Certificates; Inspection. (a) All rights of action and claims under this Agreement or the Certificates may be prosecuted and enforced by the Trustee without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, and such proceeding instituted by the Trustee shall be brought in its own name or in its capacity as Trustee. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursement and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Certificateholders and the Certificate Insurer in respect of which such judgment has been recovered.

          (b) The Trustee shall afford the Seller, the Master Servicer, the Certificate Insurer and each Certificateholder upon reasonable notice during normal business hours, access to all records maintained by the Trustee in respect of its duties hereunder and access to officers of the Trustee responsible for performing such duties. Upon request, the Trustee shall furnish the Seller, the Master Servicer, the Certificate Insurer and any requesting Certificateholder with its most recent financial statements. The Trustee shall cooperate fully with the Seller, the Master Servicer, the Certificate Insurer and such Certificateholder and shall make available to the Seller, the Master Servicer, the Certificate Insurer and such Certificateholder for review and copying such books, documents or records as may be requested with respect to the Trustee's duties hereunder. The Seller, the Master Servicer, the Certificate Insurer and the Certificateholders shall not have any responsibility or liability for any action or failure to act by the Trustee and are not obligated to supervise the performance of the Trustee under this Agreement or otherwise.

     Section 9.13. Suits for Enforcement. In case an Event of Default or other default by the Master Servicer, the Seller, or the Certificate Insurer hereunder shall occur and be continuing, the Trustee, in its discretion, may proceed to protect and enforce its rights and the rights of the Certificateholders or, if such default is not a Certificate Insurer Default, the Certificate Insurer under this Agreement by a suit, action or proceeding in equity or at law or otherwise, including, without limitation any suit, action or proceeding by the Trustee to liquidate the Mortgage Loans in the related Loan Group if the Classes of the related Certificate Group are not paid in full on the related Final Distribution Date, for the specific performance of any covenant or agreement contained in this Agreement or in aid of the execution of any power granted in this Agreement or for the enforcement of any other legal, equitable or other remedy, as the Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Trustee, the Certificateholders and the Certificate Insurer.

                                  ARTICLE X

                                  Termination

     Section 10.01. Termination. (a) The respective obligations and responsibilities of the Seller, the Master Servicer and the Trustee created hereby (other than the obligation of the Trustee to make certain payments to Certificateholders after the Final Distribution Date and the obligation of the Master Servicer to send certain notices as hereinafter set forth) shall terminate upon notice to the Trustee of the later of (A) payment in full of all amounts owing to the Certificate Insurer unless the Certificate Insurer shall otherwise consent and (B) the earliest of (i) the Distribution Date on which the Class Principal Balance of both Certificate Groups has been reduced to zero, (ii) the final payment or other liquidation of the last Mortgage Loan in the Trust, (iii) the optional purchase by the Seller of the Mortgage Loans as described below and (iv) the Distribution Date in August 2031. Notwithstanding the foregoing, in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last surviving descendant of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

     The Seller may, at its option, terminate this Agreement on any Distribution Date following the Due Period at the end of which the Pool Principal Balance is less than 10% of the sum of the aggregate Cut-Off Date Pool Principal Balance of the Mortgage Loans and any amounts in the Pre-Funding Accounts on the Closing Date by purchasing, on the next succeeding Distribution Date, all of the outstanding Mortgage Loans (including REO Properties) at a price equal to the sum of the greater of (i) of the outstanding Pool Principal Balance and accrued and unpaid interest thereon at the weighted average of the Loan Rates through the end of the Due Period preceding the Final Distribution Date and (ii) the fair market values of the Mortgage Loans (such price, the "Termination Price") together with all amounts due and owing to the Certificate Insurer. The Certificate Insurer may exercise the Seller's right to terminate this Agreement and purchase the outstanding Mortgage Loans for the purchase price described above if, after 90 day's prior written notice to the Seller of the Certificate Insurer's intention to exercise such right, the Seller has failed to purchase the Mortgage Loans and terminate this Agreement as set forth above; provided, however, notwithstanding the foregoing if on such Distribution Date, any Supplemental Interest Distributions are distributed to the related holders of the Class A Certificates, the Seller, at the direction of the Certificate Insurer, shall be obligated to terminate this Agreement at the Termination Price, and if the Seller fails to do so, the Certificate Insurer shall have the option to do so without regard to such 90-day notice requirement above.

     In connection with any such purchase pursuant to the preceding paragraph, the Master Servicer shall deposit in the Distribution Account all amounts then on deposit in the Collection Account (less amounts permitted to be withdrawn by the Master Servicer pursuant to Section 3.03), which deposit shall be deemed to have occurred immediately preceding such purchase.

     Any such purchase shall be accomplished by the Seller or the Certificate Insurer by depositing into the Distribution Account on the Determination Date before such Distribution Date of the Termination Price.

          (b) Notice of any termination, specifying the Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Certificateholders may surrender their Certificates to the Trustee for payment of the final distribution and cancellation, shall be given promptly by the Trustee to the Certificate Insurer and by letter to the Certificateholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying (i) the Distribution Date upon which final distribution of such Certificates will be made upon presentation and surrender of such Certificates at the office or agency of the Trustee therein designated, (ii) the amount of any such final distribution on a Class by Class basis and (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, distributions being made only upon presentation and surrender of such Certificates at the office or agency of the Trustee therein specified.

          (c) Upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed to the holders of such Certificates on the Distribution Date for such final distribution, in proportion to the Percentage Interests of their respective Class and to the extent that funds are available for such purpose, an amount equal to the amount required to be distributed to Certificateholders pursuant to Section 5.01 for such Distribution Date.

          (d) In the event that all of the Certificateholders shall not surrender their Certificates for final payment and cancellation on or before such Final Distribution Date, the Trustee shall promptly following such date cause all funds in the Distribution Account not distributed in final distribution to Certificateholders to be withdrawn therefrom and credited to the remaining Certificateholders by depositing such funds in a separate escrow account for the benefit of such Certificateholders and the Master Servicer (if the Master Servicer has exercised its right to purchase the Mortgage Loans) or the Trustee (in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within nine months after the second notice all the Certificates shall not have been surrendered for cancellation, the Class R Certificateholder shall be entitled to all unclaimed funds and other assets which remain subject hereto and the Trustee upon transfer of such funds shall be discharged of any responsibility for such funds and the Certificateholders shall look to the Class R Certificateholder for payment.

     Section 10.02. Additional Termination Requirements. (a) In the event that the Seller exercises its purchase option as provided in Section 10.01, the Trust shall be terminated in accordance with the following additional requirements, unless the Trustee has been furnished with an Opinion of Counsel to the effect that the failure of the Trust to comply with the requirements of this Section will not (i) result in the imposition of taxes on "prohibited transactions" of the Trust as defined in Section 860F of the Code or (ii) cause the Trust to fail to qualify as a REMIC at any time that any Regular Certificates are outstanding:

               (i) Within 90 days prior to the final Distribution Date, the Master Servicer shall adopt and the Trustee shall acknowledge in writing a plan of complete liquidation of the REMIC meeting the requirements of a "Qualified Liquidation" under Section 860F of the Code and any regulations thereunder;

               (ii) At or after the time of adoption of such a plan of complete liquidation and at or prior to the Final Distribution Date, the Trustee shall sell all of the assets of the REMIC to the Seller for cash; and

               (iii) At the time of the making of the final payment on the Certificates, the Trustee shall distribute or credit, or cause to be distributed or credited (A) to each Class of Class A Certificateholders the related Class Principal Balance, plus one month's interest thereon at the applicable Certificate Rate, (B) to each Class of Class X Certificateholders, all amounts owing to such Certificateholders under this Agreement and (C) to the Class R Certificateholders, all cash on hand after such payment to the Class A and Class X Certificateholders (other than cash retained to meet claims) and the REMIC shall terminate at such time.

          (b) By their acceptance of the Certificates, the Holders thereof hereby agree to appoint the Trustee as their attorney in fact to: (i) adopt such a plan of complete liquidation (and the Certificateholders hereby appoint the Trustee as their attorney in fact to sign such plan) as appropriate or upon the written request of the Certificate Insurer and (ii) to take such other action in connection therewith as may be reasonably required to carry out such plan of complete liquidation all in accordance with the terms hereof.

                                  ARTICLE XI

                           Miscellaneous Provisions

     Section 11.01. Amendment. This Agreement may be amended from time to time by the Seller, the Master Servicer and the Trustee, in each case without the consent of any of the Certificateholders, but only with the consent of the Certificate Insurer (which consent shall not be unreasonably withheld, except with respect to clause (vii) below, which consent shall be subject to the Certificate Insurer's sole discretion), (i) to cure any ambiguity, (ii) to correct any defective provisions or to correct or supplement any provisions herein that may be inconsistent with any other provisions herein, (iii) to add to the duties of the Master Servicer, (iv) to add any other provisions with respect to matters or questions arising under this Agreement or the Certificate Insurance Policy, as the case may be, which shall not be inconsistent with the provisions of this Agreement, (v) to add or amend any provisions of this Agreement as required by any Rating Agency or any other nationally recognized statistical rating agency in order to maintain or improve any rating of each Class of Class A Certificates (it being understood that, after obtaining the ratings in effect on the Closing Date, neither the Trustee, the Seller nor the Master Servicer is obligated to obtain, maintain or improve any such rating), (vi) to add or amend any provisions of this Agreement to such extent as shall be necessary to maintain the qualification of the Trust as a REMIC; or (vii) to modify or eliminate the provisions of
Section 8.01(a) (vii) provided, however, that (x) as evidenced by an Opinion of Counsel (at the expense of the requesting party, but in any event, not at the expense of the Trustee) in each case such action shall not, adversely affect in any material respect the interest of any Certificateholder, (y) in each case, such action is necessary or desirable to maintain the qualification of the Trust as a REMIC or shall not adversely affect such qualification and
(z) if the opinion called for in clause (x) cannot be delivered with regard to an amendment pursuant to clause (vi) above, such amendment is necessary to maintain the qualification of the Trust as a REMIC; provided, further, that the amendment shall not be deemed to adversely affect in any material respect the interests of the Certificateholders and no Opinion of Counsel to that effect shall be required if the Person requesting the amendment obtains a letter from the Rating Agency stating that the amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Class A Certificates.

     This Agreement also may be amended from time to time by the Seller, the Master Servicer and the Trustee, and the Master Servicer and the Certificate Insurer may from time to time consent to the amendment of the Certificate Insurance Policy, with the consent of the Holders of each Class of Class A Certificates which is affected by such amendment, evidencing Percentage Interests aggregating not less than 51%, and in the case of an amendment to this Agreement, with the consent of the Certificate Insurer, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments on the Certificates or distributions or payments under the Certificate Insurance Policy which are required to be made on any Certificate without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the Holders of all Certificates then outstanding.

     Prior to the solicitation of consent of Certificateholders in connection with any such amendment, the party seeking such amendment shall furnish the Trustee with an Opinion of Counsel stating whether such amendment would adversely affect the qualification of the Trust as a REMIC and notice of the conclusion expressed in such Opinion of Counsel shall be included with any such solicitation. An amendment made with the consent of all Certificateholders and executed in accordance with this Section shall be permitted or authorized by this Agreement notwithstanding that such Opinion of Counsel may conclude that such amendment would adversely affect the qualification of the Trust as a REMIC.

     Prior to the execution of any such amendment, the Trustee shall furnish written notification of the substance of such amendment to each Rating Agency. In addition, promptly after the execution of any such amendment made with the consent of the Certificateholders, the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder and fully executed original counterparts of the instruments effecting such amendment to the Certificate Insurer.

     It shall not be necessary for the consent of Certificateholders under this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe.

     Prior to the execution of any amendment to this Agreement, the Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's own rights, duties or immunities under this Agreement.

     Section 11.02. Recordation of Agreement. This Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Trustee, but only upon direction of Certificateholders or the Certificate Insurer accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of Certificateholders or the Certificate Insurer. The Certificateholders or the Certificate Insurer requesting such recordation shall bear all costs and expenses of such recordation. The Trustee shall have no obligation to ascertain whether such recordation so affects the interests of the Certificateholders.

     Section 11.03. Limitation on Rights of Certificateholders. The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

     No Certificateholder shall have any right to vote (except as provided in Sections 8.01, 9.01, 9.02 and 11.01) or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

     No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Class A Certificates evidencing Voting Rights aggregating not less than 51% shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

     Section 11.04. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     Section 11.05. Notices. (a) All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered, or mailed by certified mail, return receipt requested, or provided by facsimile (if indicated below) to (a) in the case of the Master Servicer and the Seller, One East Fourth Street, Cincinnati, Ohio 45202,
Attention: General Counsel, (b) in the case of the Trustee, the Corporate Trust Office, (c) in the case of the Certificate Insurer, 113 King Street, Armonk, New York 10504, Attention: Insured Portfolio Management -- Structured Finance (IPM-SF), (Provident Bank Home Equity Loan Trust 2000-2), Telecopy
No.: (914) 765-3810, Confirmation: (914) 273-4545 (in each case in which notice or other communication to the Certificate Insurer refers to an Event of Default, a claim on the Certificate Insurance Policy or with respect to which failure on the part of the Certificate Insurer to respond shall be deemed to constitute consent or acceptance, then a copy of such notice or other communication shall be marked to indicate "URGENT MATERIAL ENCLOSED"), (d) in the case of Moody's, Home Mortgage Loan Monitoring Group, 4th Floor, 99 Church Street, New York, New York 10007, (e) in the case of Standard & Poor's, 55 Water Street, 41st Floor, New York, New York 10041-0003, Attention:
Residential Mortgage Group and (f) in the case of Fitch, One State Street Plaza, New York, New York 10004, Attention: Residential Mortgage Surveillance Group, or, as to each party, at such other address as shall be designated by such party in a written notice to each other party. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice. Any notice or other document required to be delivered or mailed by the Trustee to any Rating Agency shall be given on a best efforts basis and only as a matter of courtesy and accommodation and the Trustee shall have no liability for failure to delivery such notice or document to any Rating Agency.

          (b) Notice to the Rating Agencies. The Trustee and the Master Servicer shall each be obligated to use its best efforts promptly to provide notice, at the expense of the Master Servicer, to the Rating Agencies with respect to each of the following of which a Responsible Officer of the Trustee or Master Servicer, as the case may be, has actual knowledge:

               (i) Any material change or amendment to this Agreement;

               (ii) The occurrence of any Event of Default that has not been cured or waived;

               (iii) The resignation or termination of the Master Servicer or the Trustee;

               (iv) The final payment to Holders of the Certificates of any Class;

               (v) Any change in the location of any Account; and

               (vi) Any event that would result in the inability of the Trustee to make advances regarding Delinquent Mortgage Loans.

          (c) In addition, (i) the Trustee shall promptly furnish to each Rating Agency copies of the following:

                    (A) Each annual report to Certificateholders described in
Section 5.03; and

                    (B) Each Trustee's Remittance Report to Certificateholders described in Section 5.03; and

               (ii) The Master Servicer shall promptly furnish to each Rating Agency copies of the following:

                    (A) Each annual statement as to compliance described in
Section 3.10;

                    (B) Each annual independent public accountants' servicing report described in Section 3.11; and

                    (C) Each notice delivered pursuant to Section 8.01(b) which relates to the fact that the Master Servicer has not made a Monthly Advance.

     Any such notice pursuant to this Section shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by first class mail, postage prepaid, or by express delivery service to the addresses specified above for each such Rating Agency.

     Section 11.06. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

     Section 11.07. Assignment. Notwithstanding anything to the contrary contained herein, except as provided in Sections 7.02, 7.04 and 7.05 (or 3.01), this Agreement may not be assigned by the Seller or the Master Servicer without the prior written consent of the Certificate Insurer and Holders of the Certificates evidencing Voting Rights aggregating not less than 66-2/3%.

     Section 11.08. Certificates Nonassessable and Fully Paid. The parties agree that the Certificateholders shall not be personally liable for obligations of the Trust, that the beneficial ownership interests represented by the Certificates shall be nonassessable for any losses or expenses of the Trust or for any reason whatsoever, and that the Certificates upon execution, authentication and delivery thereof by the Trustee pursuant to Section 6.02 are and shall be deemed fully paid.

     Section 11.09. Third-Party Beneficiaries. This Agreement will inure to the benefit of and be binding upon the parties hereto, the Certificateholders, the Certificate Owners, the Certificate Insurer and their respective successors and permitted assigns. Except as otherwise provided in this Agreement, no other person will have any right or obligation hereunder.

     Section 11.10. Counterparts. This Agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     Section 11.11. Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

     Section 11.12. Insurance Agreement. The Trustee is authorized and directed to execute and deliver the Insurance Agreement and to perform the obligations of the Trustee thereunder.

          IN WITNESS WHEREOF, the Seller, the Document Custodian, the Master Servicer and the Trustee have caused this Agreement to be duly executed by their respective officers all as of the day and year first above written.

                                        THE PROVIDENT BANK,
                                          as Seller, Document Custodian
                                            and Master Servicer

                                        By: /s/ Kevin Shea
                                           --------------------------------
                                           Name:  Kevin Shea
                                           Title:  Vice President

                                        NORWEST BANK MINNESOTA, NATIONAL
                                        ASSOCIATION,
                                          as Trustee

                                        By: /s/ Peter J. Masterman
                                           --------------------------------
                                           Name:  Peter J. Masterman
                                           Title:  Vice President

State of                       Ohio)
                                   )  ss.:
County of                  Hamilton)


     On the 30th day of June, 2000, before me, a notary public in and for the State of Ohio, personally appeared Kevin Sh ea, known to me who, being by me duly sworn, did depose and say that he is a Vice President of The Provident Bank, an Ohio banking corporation, one of the parties that executed the foregoing instrument; that he knows the seal of said company; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said company; and that he signed his name thereto by like order.


                                                  /s/
                                                  -----------------------
                                                  Notary Public

[Notarial Seal]

State of                           )
                                   )  ss.:
County of                          )


          On the 30th day of June 2000, before me, a notary public in and for the State of New York, personally appeared Peter J. Masterman, known to me who, being by me duly sworn, did depose and say that she/he is the Vice President of Norwest Bank Minnesota, National Association, a national banking association, one of the parties that executed the foregoing instrument; that she/he knows the seal of said company; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said company; and that she/he signed her name thereto by like order.


                                             /s/
                                             ----------------------------
                                             Notary Public

[Notarial Seal]